Filed pursuant to Rule 497(c)
File Nos. 333-132400 and 811-21866
Highland Long/Short Equity Fund (formerly, Highland Equity Opportunities Fund) Highland Healthcare Fund Highland High Income Fund Highland Income Fund Investment Portfolios of Highland Funds I managed by Highland Capital Management, L.P. Prospectus Class A and C Shares December 23, 2008 Two Galleria Tower 13455 Noel Road, Suite 800 Dallas, TX 75240 Telephone: (877) 665-1287 Although these securities have been registered with the SEC, the SEC has not approved or disapproved any shares offered in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Not FDIC Insured May Lose Value No Bank Guarantee

LONG/SHORT EQUITY FUND

INVESTMENT AND RISK SUMMARY

HIGHLAND LONG/SHORT EQUITY FUND
(formerly, Highland Equity Opportunities Fund)

Investment Objective of Long/Short Equity Fund

The investment objective of Highland Long/Short Equity Fund (“Long/Short Equity Fund” or the “Fund”) is to seek consistent, above-average total returns primarily through capital appreciation, while also attempting to preserve capital and mitigate risk through hedging activities.

Principal Investment Strategies of Long/Short Equity Fund

The Fund invests, under normal circumstances, at least 80% of the value of its total assets (net assets, plus the amount of any borrowings for investment purposes) in equity securities. Equity securities of U.S. or non-U.S. issuers in which the Fund may invest include common stocks, preferred stocks, convertible securities, depositary receipts, warrants to buy common stocks and “derivatives” (as defined below) on any of the foregoing securities. The Fund may invest in equity securities of issuers of any market capitalization. The Fund will generally take long and short positions in equity securities and the Adviser will vary the Fund’s long-short exposure over time based on its assessment of market conditions and other factors. This is not a market-neutral strategy. In addition, the Fund may invest up to 20% of the value of its assets in a wide variety of other U.S. and non-U.S. non-equity securities and financial instruments, including but not limited to, bonds and other debt securities, money market instruments, illiquid securities, cash and cash equivalents. The Fund may invest any percentage of its assets in securities of non-U.S. issuers, including emerging market issuers. Such securities may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, primarily options, as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments for risk management and for income enhancement, which is also known as speculation.

The Fund may borrow an amount up to 33 1/3% (or such other percentage permitted by law) of its total assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may borrow for investment purposes, to meet redemption requests and for temporary, extraordinary or emergency purposes. The use of borrowing for investment purposes (i.e., leverage) increases both investment opportunity and investment risk. However, the Fund has no present intention to use borrowing for investment purposes.

The Fund’s investment strategy utilizes the analytical models of Highland Capital Management, L.P. (“Highland” or the “Adviser”) to evaluate potential long and short equity investments in companies of various market capitalizations in an attempt to isolate those securities that the Adviser believes are undervalued or overvalued relative to their intrinsic value and offer the greatest risk-adjusted potential for returns. As part of this strategy, the Adviser seeks to invest in industries, sectors and securities that it believes are more attractive on a relative basis. Additionally, the Adviser seeks to sell short industries, sectors and securities that it believes are less attractive on a relative basis. The Adviser seeks to understand a company and its industry before investing. The Adviser also seeks to take advantage of temporary market inefficiencies in order to boost the overall performance of the Fund. In addition to purchasing, or taking “long” positions in equity securities, the Fund’s investment strategy includes short selling, and may include investments in options and fixed-income securities (such as bonds and other debt securities) and the use of leverage, capital structure arbitrage (i.e., exploiting pricing inefficiencies in a company’s capital structure) and event-driven investments. The Fund expects to generate capital appreciation from its short sales and the use of leverage and capital structure arbitrage and expects to generate income (and capital appreciation, if any) from its event-driven investments and its investments in equity securities, options and fixed-income securities.

Long Equity.  The Adviser typically invests in the common equity of companies that the Adviser believes are trading below their intrinsic value. The Adviser will perform fundamental investment analysis to compare the market value of a company’s common equity to that company’s historical and expected cash flows, projected growth rate, return on invested capital, strategic positioning, and the forecasts, projections and valuations for the relevant industry group.

LONG/SHORT EQUITY FUND

The Adviser believes that the market generally will re-rate the value of a previously undervalued company within a year. To aid in the analytical process, the Adviser will gather information about a company from a variety of sources including, but not limited to, analysts, consultants, competitors, suppliers, customers and other industry representatives.

Short Sales.  The Adviser may short securities when the Adviser believes that a company: (i) is overvalued relative to normalized business and industry fundamentals; (ii) has a faulty business model; (iii) has poor earnings quality; (iv) engages in questionable accounting practices; (v) suffers from deteriorating industry or business fundamentals; (vi) shows declining cash flow and liquidity; and/or (vii) has weak management unable to adapt to changes in technology, regulation or the competitive environment. The Adviser will typically focus on specific companies that are experiencing any one or more of these elements. Technical analysis may be used to help in the decision making process and, to aid in the analytical process, the Adviser may gather information about a company from a variety of sources including, but not limited to, analysts, consultants, competitors, suppliers, customers and other industry representatives.

Investment Identification.  The Adviser uses two primary methods of identifying potential investments. The first method involves independent research of financial and corporate information through the use of publicly filed documentation, third-party research databases, news services and screening software. The second method relies on the professional relationships that the Adviser has established with money managers, leveraged buyout and private equity investors, investment bankers, research analysts, securities traders, brokers, corporate managers, corporate attorneys and accountants.

The Adviser will make investment decisions based on its analysis of a security’s relative value after taking into account its view of macroeconomic conditions and industry trends. It is contemplated that the Adviser will make investments without regard to a company’s level of capitalization or the tax consequences of the investment (short or long-term capital gains). In selecting investments for long positions of the Fund, the Adviser focuses on issuers that it believes: (i) have strong, free cash flow and pay regular dividends; (ii) have potential for long-term earnings per share growth; (iii) may be subject to a value catalyst, such as industry developments, regulatory changes, changes in management, sale or spin-off of a division or the development of a profitable new business; (iv) are well-managed; and (v) will benefit from sustainable long-term economic dynamics, such as globalization of an issuer’s industry or an issuer’s increased focus on productivity or enhancement of services.

Portfolio Evaluation.  Once an investment opportunity is determined to be attractive as a stand-alone investment, the Adviser will evaluate the effect of adding that investment to the Fund’s portfolio. In doing so, the Adviser will seek to minimize the market-related portfolio volatility as well as the risk of a capital loss by hedging such risks primarily by short selling, and, to a lesser extent, through the use of derivatives.

Investment and Portfolio Monitoring.  The Adviser will continually monitor the Fund’s positions to ensure that the investment thesis behind each is intact. The Adviser will also monitor trading prices so that profits can be taken as trading and intrinsic values converge or losses can be minimized in the event of a significant shift in an investment’s fundamental premise. The Adviser will further monitor investment positions in view of the portfolio as a whole in order to manage risk.

When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its total assets in defensive investments. Such investments may include fixed-income securities, high quality money market instruments, cash and cash equivalents. When following a defensive strategy, the Fund will be less likely to achieve its investment objective.

The foregoing percentage limitations apply at the time of purchase of securities. The Fund’s Board of Trustees (the “Board of Trustees”) may change any of the foregoing investment policies, including its investment objective, without shareholder approval, upon at least 60 days’ prior notice to shareholders of any change.

The Fund is non-diversified as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), but it will adhere to the diversification requirements applicable to regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund, however, is not intended to be a complete investment program.

LONG/SHORT EQUITY FUND

Principal Risks of Long/Short Equity Fund

When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors. Set forth below is a summary of the principal risks of investing in the Fund. You should carefully consider the risks before investing in the Fund. See “Description of Principal Risks” below for a more detailed discussion of the risks of this investment.

Brief Operating History.  The Fund has a brief operating history. Therefore, it might not grow to an economically viable size and might be liquidated at a time that is not beneficial for all shareholders.

Equity Securities Risk.  Equity securities, such as common stocks, are subject to market, economic and business risks that may cause their prices to fluctuate.

Short Sales Risk.  Short sales that are not made “against-the-box” (as defined under “Description of Principal Investments”) theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.

Derivatives Risk.  Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Credit Risk.  The issuers of certain securities might not be able to make interest and principal payments when due.

Interest Rate Risk.  When interest rates rise, the value of certain securities generally declines.

Counterparty Risk.  A counterparty to a Fund transaction may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Additionally, the market for certain securities and/or financial instruments may become illiquid.

Leverage Risk.  Leverage may increase the risk of loss, cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the net asset value (“NAV”) of the Fund generally to decline faster than it would otherwise.

Non-U.S. Securities Risk.  Investments in securities of non-U.S. issuers, particularly securities of emerging market issuers, involve certain risks not involved in domestic investments (for example, expropriation or political or economic instability).

Micro, Small and Mid-Cap Securities Risk.  Investments in securities of companies with micro, small or medium capitalizations involve certain risks that may differ from, or be greater than, those for larger companies, such as higher volatility, lower trading volume, fewer business lines and lack of public information.

Hedging Risk.  Although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.

Market Risk.  The Fund’s share price will fluctuate with changes in the market value of its portfolio securities. Many factors can affect this value and you may lose money by investing in the Fund.

Portfolio Turnover Risk.  High portfolio turnover will increase the Fund’s transaction costs and may result in increased realization of net short-term capital gains.

Non-Diversification Risk.  As a non-diversified fund, the Fund may invest a larger portion of its assets in the securities of one or a few issuers than a diversified fund. A non-diversified fund’s investment in fewer issuers may result in the fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund.

LONG/SHORT EQUITY FUND

Management Risk.  The Fund relies on Highland’s ability to achieve its investment objective. Highland may be incorrect in its assessment of the intrinsic value of companies whose securities the Fund holds, which may result in a decline in the value of Fund shares.

For more information about the risks associated with the Fund, see “Description of Principal Risks.”

You may want to invest in the Fund if you:

•	are a long-term investor

•	are seeking above-average total returns, while also attempting to preserve principal and mitigate risk through hedging activities

•	are comfortable with fluctuations in the value of your investment in the Fund

You may not want to invest in the Fund if you:

•	are conservative in your investment approach

•	seek stability of principal more than growth of capital

•	intend to trade frequently in Fund shares

Risk/Return Bar Chart and Table for Long/Short Equity Fund

The Fund commenced operations on December 5, 2006. The bar chart and table below provide an indication of the risks of investing in the Fund by showing the Fund’s performance for the most recent year and by showing how the Fund’s average annual returns for the most recent year and since inception compare to those of a broad measure of market performance. Fee waivers and expense reimbursements that were applicable during the indicated periods are reflected in both the bar chart and the table. Without these fee waivers and expense reimbursements, the Fund’s performance would have been lower. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of applicable sales charges for Class A Shares. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below.

LONG/SHORT EQUITY FUND

Annual Total Return

(As of December 31 for Class A shares)

The highest calendar quarter total return for Class A Shares of the Fund was 8.41% (quarter ended June 30, 2007) and the lowest calendar quarter total return was (2.80)% (quarter ended December 31, 2007). The Fund’s year-to-date total return for Class A Shares through September 30, 2008 was (6.14)%.

Performance Table

Average Annual Total Returns as of December 31, 2007

		Since
	1 Year	Inception(1)

Long/Short Equity Fund — Class A Returns Before Taxes	2.44%	2.36%
Return After Taxes on Distributions(2)	1.16%	1.17%
Return After Taxes on Distributions and Redemptions(2)	1.70%	1.38%
Long/Short Equity Fund — Class C Returns Before Taxes	6.77%	7.34%
Standard & Poor’s 500 Index(3)(reflects no deduction for fees, expenses or taxes)	5.49%	6.42	%(4)

(1)	The Fund commenced investment operations on December 5, 2006.

(2)	After-tax returns are shown for Class A Shares only. After-tax returns for Class C Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3)	The Standard & Poor’s 500 Index is a widely-recognized, unmanaged index of common stocks in the United States.

(4)	Returns for the Standard & Poor’s 500 Index are shown as of November 30, 2006.

LONG/SHORT EQUITY FUND

FEES AND EXPENSES
HIGHLAND LONG/SHORT EQUITY FUND

The following table describes the fees and expenses that an investor will pay if an investor buys and holds Class A or Class C Shares of the Fund.

	Class A	Class C

Shareholder Transaction Expenses (fees paid directly from your investment)(1)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Sales Charge Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	None	None
Maximum Contingent Deferred Sales Charge (as a percentage of the net asset value at the time of purchase or redemption, whichever is lower)	None (2)	1.00	%(3)
Exchange Fee (as a percentage of amount exchanged)(4)	2.00%	2.00%
Redemption Fee (as a percentage of amount redeemed)(4)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that are deducted from the Fund’s average net assets)
Management Fees(5)(6)	2.45%	2.45%
Distribution and Service (12b-1) Fees(7)	0.35%	1.00%
Other Expenses(8)	1.76%	1.76%
Short Sales, Dividend and Interest Expense	0.34%	0.34%
Remainder of Other Expenses(8)	1.42%	1.42%
Total Annual Fund Operating Expenses(6)	4.56%	5.21%

(1)	Financial Advisors (defined below in “How to Buy Shares”) may independently charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

(2)	Class A Shares bought without an initial sales charge in accounts aggregating $1 million or more are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within 18 months from each purchase. The 18-month period begins on the day on which the purchase was made.

(3)	The CDSC on Class C Shares is 1.00% within the first year after each purchase. There is no CDSC thereafter.

(4)	This fee is a short-term trading fee charged on certain shares that are being redeemed or exchanged within two months of their purchase date (see “Redemption of Shares” and “Exchange of Shares”).

(5)	Management fees include both investment advisory fees and administration fees charged to the Fund. Highland receives from the Fund monthly advisory fees, computed and accrued daily, at the annual rate of 2.25% of the Fund’s Average Daily Managed Assets (2.25% of the Fund’s average net assets). Highland also receives from the Fund monthly administration fees, computed and accrued daily, at the annual rate of 0.20% of the Fund’s Average Daily Managed Assets (0.20% of the Fund’s average net assets). “Average Daily Managed Assets” means the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). As the Fund has no present intention to use leverage, such fees do not differ whether expressed as a percentage of the Fund’s average net assets or Average Daily Managed Assets.

(6)	Highland voluntarily has agreed to waive a portion of its advisory fee in an amount equal to 1.25% of the Fund’s Average Daily Managed Assets (1.25% of the Fund’s average net assets) so that the Fund will be charged an investment advisory fee at the annual rate of 1.00% of the Fund’s Average Daily Managed Assets (1.00% of the Fund’s average net assets). As the Fund has no present intention to use leverage, such amounts do not differ whether expressed as a percentage of the Fund’s average net assets or Average Daily Managed Assets. Applying this voluntary fee waiver, the Total Annual Fund Operating Expenses for Class A Shares and Class C Shares are

LONG/SHORT EQUITY FUND

expected to be 3.31% and 3.96%, respectively, of the Fund’s average daily net assets for the period that the voluntary waiver is in place. This waiver may be terminated at any time by Highland upon 14 days’ written notice to shareholders of the Fund. Highland may not recoup any fees that previously had been waived.

(7)	Distribution and service (12b-1) fees are based on net assets. As a result, if you hold your shares for a long period of time, you may pay more than the economic equivalent of the maximum front-end sales charges permitted by the Financial Industry Regulatory Authority, Inc. (“FINRA”).

(8)	Other Expenses have been restated to reflect current fees.

Expense Example.  This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund, (ii) your investment has a 5% return each year, (iii) operating expenses remain the same and (iv) all income dividends and capital gains distributions are reinvested in additional shares. The Example should not be considered a representation of future expenses. Your actual costs may be higher or lower.

Class		1 Year		3 Years	5 Years	10 Years

Class A:(1)		$982		$1,851	$2,728	$4,955
Class C:	if you did not sell your shares	$520		$1,558	$2,591	$5,156
	if you sold all your shares at the end of the period	$620	(2)	$1,558	$2,591	$5,156

(1)	Assumes sales charge is deducted when shares are purchased.

(2)	Assumes applicable CDSC is deducted when shares are sold.

HEALTHCARE FUND

INVESTMENT AND RISK SUMMARY
HIGHLAND HEALTHCARE FUND

Investment Objective of Healthcare Fund

The investment objective of Highland Healthcare Fund (“Healthcare Fund” or the “Fund”) is to seek long-term capital appreciation.

Principal Investment Strategies of Healthcare Fund

The Fund invests, under normal circumstances, at least 80% of the value of its total assets (net assets plus any borrowings for investment purposes) in securities of companies principally engaged in the design, development, production, sale, management or distribution of products, services or facilities used for or in connection with healthcare or medicine (“healthcare companies”). These healthcare companies include, among others, pharmaceutical firms, medical supply companies, and businesses that operate hospitals and other healthcare facilities, as well as companies engaged in medical, diagnostic, biochemical and other healthcare-related research and development activities. The Fund considers a company “principally engaged” in the healthcare industry if (i) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the healthcare industry, or (ii) at least 50% of its assets are devoted to such activities.

Although the Fund intends to invest primarily in common stocks of healthcare companies, it may also invest in preferred stocks, warrants, convertible securities, debt securities and other securities issued by such companies. The Fund may invest up to 50% of the value of its total assets in securities of non-U.S. issuers, which may include, without limitation, emerging market issuers. Such securities may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units. In addition, the Fund may invest up to 20% of the value of its total assets in a wide variety of securities and financial instruments, of all kinds and descriptions, issued by non-healthcare companies. The Fund may invest in securities of issuers of any market capitalization.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, primarily options, as tools in the management of portfolio assets. The Fund may also use derivatives to hedge various investments for risk management and for speculative purposes. The Fund has a policy to limit to 20% the portion of the Fund’s total assets that may be subject to derivative transactions or invested in derivative instruments.

The Fund may borrow an amount up to 33 1/3% (or such other percentage permitted by law) of its total assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may borrow for investment purposes, to meet redemption requests and for temporary, extraordinary or emergency purposes. The use of borrowing for investment purposes (i.e., leverage) increases both investment opportunity and investment risk. However, the Fund has no present intention to use borrowing for investment purposes.

The Fund’s investment strategy utilizes the analytical models of the Adviser to evaluate securities of healthcare companies of varying market capitalizations and seeks to identify those securities the Adviser believes have the greatest potential for capital appreciation. The Adviser also seeks to take advantage of temporary market inefficiencies in order to boost the overall performance of the Fund.

Investment Identification.  The Adviser uses two primary methods of identifying potential investments. The first method involves independent research of financial and corporate information through the use of publicly filed documentation, third-party research databases, news services and screening software. The second method relies on the professional relationships that the Adviser has established with money managers, leveraged buyout and private equity investors, investment bankers, research analysts, securities traders, brokers, corporate managers, corporate attorneys and accountants.

The Adviser will make investment decisions based on its analysis of a security’s relative value after taking into account its view of macroeconomic conditions and healthcare industry trends. It is contemplated that the Adviser will

HEALTHCARE FUND

make investments without regard to a healthcare company’s level of capitalization or the tax consequences of the investment (short or long-term capital gains). In selecting investments for the Fund, the Adviser focuses on issuers that it believes: (i) have potential for long-term earnings per share growth; (ii) may be subject to a value catalyst, such as industry developments, regulatory changes, changes in management, sale or spin-off of a division or the development of a profitable new business; (iii) are well-managed; and (iv) will benefit from sustainable long-term economic dynamics, such as globalization of demand for an issuer’s products or an issuer’s increased focus on productivity or enhancement of services.

Portfolio Evaluation.  Once an investment opportunity is determined to be attractive as a stand-alone investment, the Adviser will evaluate the effect of adding that investment to the Fund’s portfolio. In doing so, the Adviser may seek to minimize the market-related portfolio volatility as well as the risk of a capital loss by hedging such risks primarily through the use of options and other derivatives.

Investment and Portfolio Monitoring.  The Adviser will continually monitor the Fund’s positions to ensure that the investment thesis behind each is intact. The Adviser will also monitor trading prices so that profits can be taken as trading and intrinsic values converge or losses can be minimized in the event of a significant shift in an investment’s fundamental premise. The Adviser will further monitor investment positions in view of the portfolio as a whole in order to manage risk.

When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of the value of its total assets in defensive investments, including high quality money market instruments, cash and cash equivalents. When following a defensive strategy, the Fund will be less likely to achieve its investment objective.

The foregoing percentage limitations apply at the time of purchase of securities. The Fund’s Board of Trustees may change any of the foregoing investment policies, including its investment objective, without shareholder approval, upon at least 60 days’ prior notice to shareholders of any change.

The Fund is non-diversified as defined in the 1940 Act, but it will adhere to the diversification requirements applicable to RICs under Subchapter M of the Code. The Fund, however, is not intended to be a complete investment program.

Principal Risks of Healthcare Fund

When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors. Set forth below is a summary of the principal risks of investing in the Fund. You should carefully consider the risks before investing in the Fund. See “Description of Principal Risks” below for a more detailed discussion of the risks of this investment.

Brief Operating History.  The Fund has a brief operating history. Therefore it might not grow to an economically viable size and might be liquidated at a time that is not beneficial for all shareholders.

Industry Concentration Risk.  Because the Fund normally invests at least 80% of the value of its assets in healthcare companies, the Fund’s performance largely depends on the overall condition of the healthcare industry and the Fund is susceptible to economic, political and regulatory risks or other occurrences associated with the healthcare industry.

Equity Securities Risk.  Equity securities, such as common stocks, are subject to market, economic and business risks that may cause their prices to fluctuate.

Derivatives Risk.  Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

HEALTHCARE FUND

Credit Risk.  The issuers of certain securities might not be able to make interest and principal payments when due.

Interest Rate Risk.  When interest rates rise, the value of certain securities generally declines.

Leverage Risk.  Leverage may increase the risk of loss, cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the NAV of the Fund generally to decline faster than it would otherwise.

Debt Securities Risk.  The Fund’s ability to invest in high-yield debt securities generally subjects the Fund to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

Micro, Small and Mid-Cap Securities Risk.  Investments in securities of companies with micro, small or medium capitalizations involve certain risks that may differ from, or be greater than, those for larger companies, such as higher volatility, lower trading volume, fewer business lines and lack of public information.

Non-U.S. Securities Risk.  Investments in securities of non-U.S. issuers, particularly securities of emerging market issuers, involve certain risks not involved in domestic investments (for example, expropriation or political or economic instability).

Hedging Risk.  Although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.

Market Risk.  The Fund’s share price will fluctuate with changes in the market value of its portfolio securities. Many factors can affect this value and you may lose money by investing in the Fund.

Portfolio Turnover Risk.  High portfolio turnover will increase the Fund’s transaction costs and may result in increased realization of net short-term capital gains.

Non-Diversification Risk.  As a non-diversified fund, the Fund may invest a larger portion of its assets in the securities of one or a few issuers than a diversified fund. A non-diversified fund’s investment in fewer issuers may result in the fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund.

Management Risk.  The Fund relies on Highland’s ability to achieve its investment objective. Highland may be incorrect in its assessment of the intrinsic value of companies whose securities the Fund holds, which may result in a decline in the value of Fund shares.

For more information about the risks associated with the Fund, see “Description of Principal Risks.”

You may want to invest in the Fund if you:

•	are a long-term investor

•	are seeking long-term capital appreciation

•	are comfortable with fluctuations in the value of your investment in the Fund

You may not want to invest in the Fund if you:

•	are conservative in your investment approach

•	seek stability of principal more than growth of capital

•	intend to trade frequently in Fund shares

HEALTHCARE FUND

Risk/Return Bar Chart and Table for Healthcare Fund

The Fund commenced operations on May 5, 2008. After the Fund has had operations for at least one full calendar year, the Prospectus will include a bar chart and a table that will provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the most recent one year, five years and ten years (or the life of the Fund, if shorter), compare to those of its benchmarks, the Standard & Poor’s 500 Index (“S&P 500 Index”) and the Standard & Poor’s Healthcare Index (“S&P Healthcare Index”). The S&P 500 Index is a widely-recognized, unmanaged index of common stocks in the United States. The S&P Healthcare Index is an unmanaged index measuring the performance of all Global Industry Classification Standard health care sector companies within the S&P 500. As with all mutual funds, the Fund’s past performance (before and after taxes) will not predict how the Fund will perform in the future. Both the chart and the table will assume the reinvestment of dividends and distributions.

HEALTHCARE FUND

FEES AND EXPENSES
HIGHLAND HEALTHCARE FUND

The following table describes the fees and expenses that an investor will pay if an investor buys and holds Class A or Class C Shares of the Fund.

	Class A	Class C

Shareholder Transaction Expenses (fees paid directly from your investment)(1)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Sales Charge Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	None	None
Maximum Contingent Deferred Sales Charge (as a percentage of the net asset value at the time of purchase or redemption, whichever is lower)	None (2)	1.00	%(3)
Exchange Fee (as a percentage of amount exchanged)(4)	2.00%	2.00%
Redemption Fee (as a percentage of amount redeemed)(4)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that are deducted from the Fund’s average net assets)
Management Fees(5)(6)	0.80%	0.80%
Distribution and Service (12b-1) Fees(7)	0.35%	1.00%
Other Expenses(8)(9)	3.77%	3.77%
Total Annual Fund Operating Expenses(6)(9)	4.92%	5.57%

(1)	Financial Advisors (defined below in “How to Buy Shares”) may independently charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

(2)	Class A Shares bought without an initial sales charge in accounts aggregating $1 million or more are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within 18 months from each purchase. The 18-month period begins on the day on which the purchase was made.

(3)	The CDSC on Class C Shares is 1.00% within the first year after each purchase. There is no CDSC thereafter.

(4)	This fee is a short-term trading fee charged on certain shares that are being redeemed or exchanged within sixty (60) days of their purchase date. See “Redemption of Shares” and “Exchange of Shares.”

(5)	Management fees include both investment advisory fees and administration fees charged to the Fund. Highland receives from the Fund monthly advisory fees, computed and accrued daily, at the annual rate of 0.60% of the Fund’s Average Daily Managed Assets (0.60% of the Fund’s average net assets). Highland also receives from the Fund monthly administration fees, computed and accrued daily, at the annual rate of 0.20% of the Fund’s Average Daily Managed Assets (0.20% of the Fund’s average net assets). “Average Daily Managed Assets” means the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). As the Fund has no present intention to use leverage, such fees do not differ whether expressed as a percentage of the Fund’s average net assets or Average Daily Managed Assets.

(6)	Highland voluntarily has agreed to waive all of its advisory fee and 0.19% of its administration fee. Applying this voluntary fee waiver, the Total Annual Fund Operating Expenses for Class A Shares and Class C Shares are expected to be 4.13% and 4.78%, respectively, of the Fund’s average daily net assets for the period that the voluntary waiver is in place. This waiver may be terminated at any time by Highland upon seven days’ written notice to shareholders of the Fund. Highland may not recoup any fees that previously had been waived.

(7)	Distribution and service (12b-1) fees are based on net assets. As a result, if you hold your shares for a long period of time, you may pay more than the economic equivalent of the maximum front-end sales charges permitted by FINRA.

HEALTHCARE FUND

(8)	Other Expenses have been restated to reflect current fees.

(9)	Amounts indicated are annualized.

Expense Example.  This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund, (ii) your investment has a 5% return each year, (iii) operating expenses remain the same and (iv) all income dividends and capital gains distributions are reinvested in additional shares. The Example should not be considered a representation of future expenses. Your actual costs may be higher or lower.

Class		1 Year		3 Years

Class A:(1)		$920		$1,861
Class C:	if you did not sell your shares	$555		$1,657
	if you sold all your shares at the end of the period	$655	(2)	$1,657

(1)	Assumes sales charge is deducted when shares are purchased. No CDSC is applicable to Class A Shares in the Example.

(2)	Assumes applicable CDSC is deducted when shares are sold.

HIGH INCOME FUND

INVESTMENT AND RISK SUMMARY
HIGHLAND HIGH INCOME FUND

Investment Objective of High Income Fund

The investment objective of Highland High Income Fund (“High Income Fund” or the “Fund”) is to provide high current income, while seeking to preserve shareholders’ capital.

Principal Investment Strategies of High Income Fund

Under normal market conditions, the Fund invests at least 80% of its total assets (net assets, plus the amount of any borrowings for investment purposes) in high-yield, high-risk debt securities (also commonly referred to as “junk” securities), which include high-yield bonds and loans. Such securities are rated below investment grade by a nationally recognized statistical rating organization (e.g., “Ba” or lower by Moody’s Investors Service, Inc. (“Moody’s”) or “BB” or lower by Standard & Poor’s (“S&P”)) or are unrated but deemed by the Adviser to be of comparable quality. As part of its investment in high-yield debt securities, the Fund may invest up to 20% of its total assets in secured and unsecured loans rated below investment grade by a nationally recognized statistical rating organization and unrated loans deemed by the Adviser to be of comparable quality.

The Fund seeks to achieve its investment objective through investment in a professionally-managed portfolio of primarily high-yielding, high-risk debt securities. High-yield debt securities are frequently issued by corporations in the growth stage of their development. These securities are regarded by the rating organizations, on balance, as predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligation. These securities are also generally subject to greater risk than securities with higher ratings during periods of deteriorating economic conditions.

Under normal market conditions, the Fund may invest up to 20% of its total assets in any combination of the following: (i) debt securities rated investment grade by a nationally recognized statistical rating organization (e.g., “Baa” or higher by Moody’s or “BBB” or higher by S&P) and unrated debt securities deemed by the Adviser to be of comparable quality and (ii) equity securities, including common stocks, certain preferred stocks and depositary receipts, as well as convertible securities and warrants to purchase equity or other securities.

Under normal market conditions, the Fund may invest up to 20% of its total assets in securities of non-U.S. issuers, including issuers in emerging market countries.

Under normal market conditions, the Fund may enter into short sales of debt securities so long as the market value of all securities sold short by the Fund does not exceed 25% of its total assets. To the extent consistent with qualification as a “regulated investment company” under Subchapter M of the Code, the Fund may enter into credit default swap agreements. Additionally, the Fund may invest in zero coupon securities, including step-up bonds.

The Fund is authorized to invest in the securities of financially distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. A Fund may not invest more than 20% of its total assets at the time of investment in defaulted securities.

The Fund may invest up to 15% of its total assets in securities that are illiquid. The Fund may also invest up to 15% of its total assets in restricted securities, which are securities acquired in private placement transactions. A security that may be restricted as to resale under federal securities laws or otherwise will not be subject to this percentage limitation at the time of acquisition if the Adviser determines that the security is readily marketable at such time.

The Fund may borrow an amount up to 33 1/3% (or such other percentage permitted by law) of its total assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may borrow for investment purposes, to meet redemption requests and for temporary, extraordinary or emergency purposes. The use of borrowing

HIGH INCOME FUND

for investment purposes (i.e., leverage) increases both investment opportunity and investment risk. However, the Fund has no present intention to use borrowing for investment purposes.

Investment Identification and Evaluation.  The achievement of the Fund’s investment objective depends upon the Adviser’s analytical and portfolio management skills. In selecting securities for investment, the Adviser seeks to identify securities that entail reasonable credit risk considered in relation to the Fund’s investment policies. The Adviser uses an investment strategy of fundamental credit analysis and generally emphasizes issuers that it believes will remain financially sound and perform well in a range of market conditions. Portfolio securities are typically sold when the Adviser’s fundamental assessment of an issuer materially changes. There is no assurance that the Fund’s investment objective will be attained in the future. An investment in the Fund is not appropriate for all investors.

When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments may include fixed-income securities, high quality money market instruments, cash and cash equivalents. When following a defensive strategy, the Fund will be less likely to achieve its investment goals.

Portfolio Maturity.  The Fund’s holdings may include issues of various maturities. Ordinarily, the Fund will emphasize investments in medium and longer term instruments (i.e., those with maturities in excess of three years), but the weighted average maturity of portfolio holdings may be shortened or lengthened depending primarily on the Adviser’s outlook for interest rates. To the extent the weighted average maturity of the Fund’s portfolio securities is lengthened, the value of such holdings will be more susceptible to fluctuation in response to changes in interest rates, creditworthiness and general economic conditions. The weighted average maturity of the Fund’s portfolio will fluctuate depending on market conditions and investment opportunities. The Fund, however, does not expect that the weighted average maturity of its portfolio will, under normal conditions, exceed ten years.

The foregoing percentage limitations and ratings criteria apply at the time of purchase of securities. The Fund’s Board of Trustees may change any of the foregoing investment policies, including its investment objective, without shareholder approval, upon at least 60 days’ prior notice to shareholders of any change.

The Fund is non-diversified as defined in the 1940 Act, but it will adhere to the diversification requirements applicable to RICs under Subchapter M of the Code. The Fund, however, is not intended to be a complete investment program.

Principal Risks of High Income Fund

When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors. Set forth below is a summary of the principal risks of investing in the Fund. You should carefully consider the risks before investing in the Fund. See “Description of Principal Risks” below for a more detailed discussion of the risks of this investment.

Brief Operating History.  The Fund has a brief operating history. Therefore, it might not grow to an economically viable size and might be liquidated at a time that is not beneficial for all shareholders.

Below Investment Grade Securities Risk.  The Fund normally invests at least 80% of its net assets in below investment grade or other high-risk debt securities (also commonly referred to as “junk” securities), which carry greater risks of default on principal and interest than higher quality, lower risk investment grade securities.

Market Risk.  The Fund’s share price will fluctuate with changes in the market value of its portfolio securities. Many factors can affect this value and you may lose money by investing in the Fund. The Fund may use leverage, which would magnify its market risk and other risks. The Fund generally invests a large percentage of its assets in high-yield securities and therefore is generally subject to greater risks associated with such investments than Income Fund. A Fund’s overall risk level will depend on the market sectors in which the Fund is invested and the current interest rate, credit quality and liquidity of securities of issuers in such sectors.

HIGH INCOME FUND

Credit Risk.  The issuers of certain securities might not be able to make interest and principal payments when due.

Derivatives Risk.  Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Short Sales Risk.  Short sales that are not made “against the box” (as defined under “Description of Principal Investments”) theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.

Leverage Risk.  Leverage may increase the risk of loss, cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the NAV of the Fund generally to decline faster than it would otherwise.

Non-U.S. Securities Risk.  Investments in securities of non-U.S. issuers, particularly securities of emerging market issuers, involve certain risks not involved in domestic investments (for example, expropriation or political or economic instability).

Liquidity Risk.  Due to the relative illiquidity of certain Fund portfolio securities, the Fund may find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if the securities were liquid.

Interest Rate Risk.  When interest rates rise, the value of certain securities generally declines.

Loans Risk.  Loans in which the Fund invests may not be rated by a rating organization, will not be registered with the SEC or any state securities commission, and generally will not be listed or traded on any national securities exchange. The amount of public information regarding the loans may be limited and the performance of a Fund’s investments in senior loans will be more dependent on the analytical abilities of the Adviser.

Distressed and Defaulted Securities Risk.  Investments in the securities of financially distressed companies involves substantial risks. These securities may involve a substantial risk of default or may be in default.

Illiquid and Restricted Securities Risk.  The Adviser may not be able to sell illiquid or restricted securities at the price it would like or may have to sell them at a loss.

Credit Default Swap Risk.  In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund could lose its investment and recover nothing should an event of default occur.

Zero Coupon Securities and Step-Up Bond Risk.  Because zero coupon securities do not entitle the holder to any periodic payments of interest prior to maturity, and step-up bonds do not pay interest for a specified period of time, there can be no reinvestment of interest payments at prevailing rates if interest rates rise.

Non-Diversification Risk.  As a non-diversified fund, the Fund may invest a larger portion of its assets in the securities of one or a few issuers than a diversified fund. A non-diversified fund’s investment in fewer issuers may result in the fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund.

Management Risk.  The Fund relies on Highland’s ability to achieve its investment objective. Highland may be incorrect in its assessment of the intrinsic value of companies whose securities the Fund holds, which may result in a decline in the value of Fund shares.

For more information about the risks associated with the Fund, see “Description of Principal Risks.”

HIGH INCOME FUND

You may want to invest in the Fund if you:

•	are a long-term investor

•	are seeking high current income, while also attempting to preserve principal

•	are comfortable with fluctuations in the value of your investment in the Fund

You may not want to invest in the Fund if you:

•	are conservative in your investment approach

•	seek stability of principal more than high current income

•	intend to trade frequently in the Fund’s shares

Risk/Return Bar Chart and Table for High Income Fund

The Fund commenced operations on March 5, 2007. After the Fund has had operations for at least one full calendar year, the Prospectus will include a bar chart and table that will provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the most recent one year, five years and ten years (or the life of the Fund, if shorter), compare to those of its benchmark, the Credit Suisse High Yield Index, a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody’s. As with all mutual funds, the Fund’s past performance (before and after taxes) will not predict how the Fund will perform in the future. Both the chart and the table will assume the reinvestment of dividends and distributions.

HIGH INCOME FUND

FEES AND EXPENSES
HIGHLAND HIGH INCOME FUND

The following table describes the fees and expenses that an investor will pay if an investor buys and holds Class A and Class C Shares of the Fund.

	Class A	Class C

Shareholder Transaction Expenses (fees paid directly from your investment)(1)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	4.50%	None
Maximum Sales Charge Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	None	None
Maximum Contingent Deferred Sales Charge (as a percentage of the net asset value at the time of purchase or redemption, whichever is lower)	None (2)	1.00	%(3)
Exchange Fee (as a percentage of amount exchanged)(4)	2.00%	2.00%
Redemption Fee (as a percentage of amount redeemed)(4)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that are deducted from the Fund’s average net assets)
Management Fees(5)(6)	0.85%	0.85%
Distribution and Service (12b-1) Fees(7)	0.35%	1.00%
Other Expenses(8)	5.51%	5.51%
Total Annual Fund Operating Expenses(6)	6.71%	7.36%

(1)	Financial Advisors (defined below in “How to Buy Shares”) may independently charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

(2)	Class A Shares bought without an initial sales charge in accounts aggregating $1 million or more are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within 18 months of purchase. The 18-month period begins on the day on which the purchase was made.

(3)	The CDSC on Class C Shares is 1.00% within the first year after each purchase. There is no CDSC thereafter.

(4)	This fee is a short-term trading fee charged on certain shares that are being redeemed or exchanged within two months of their purchase date (see “Redemption of Shares” and “Exchange of Shares”).

(5)	Management fees include both investment advisory fees and administration fees charged to the Fund. Highland receives from the Fund monthly advisory fees, computed and accrued daily, at the annual rate of 0.65% of the Fund’s Average Daily Managed Assets (0.65% of the Fund’s average net assets). Highland also receives from the Fund monthly administration fees, computed and accrued daily, at the annual rate of 0.20% of the Fund’s Average Daily Managed Assets (0.20% of the Fund’s average net assets). “Average Daily Managed Assets” means the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). As the Fund has no present intention to use leverage, such fees do not differ whether expressed as a percentage of the Fund’s average net assets or Average Daily Managed Assets.

(6)	Highland voluntarily has agreed to waive all of its advisory fee and 0.15% of its administration fee. Applying this voluntary fee waiver, the Total Annual Fund Operating Expenses for Class A Shares and Class C Shares are expected to be 5.91% and 6.56%, respectively, of the Fund’s average daily net assets for the period that the voluntary waiver is in place. This waiver may be terminated at any time by Highland upon seven days’ written notice to shareholders of the Fund. Highland may not recoup any fees that previously had been waived.

(7)	Distribution and service (12b-1) fees are based on net assets. As a result, if you hold your shares for a long period of time, you may pay more than the economic equivalent of the maximum front-end sales charges permitted by FINRA.

HIGH INCOME FUND

(8)	Other Expenses have been restated to reflect current fees.

Expense Example.  This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund, (ii) your investment has a 5% return each year, (iii) operating expenses remain the same, and (iv) all income dividends and capital gains distributions are reinvested in additional shares. The Example should not be considered a representation of future expenses. Your actual costs may be higher or lower.

Class		1 Year		3 Years	5 Years	10 Years

Class A:(1)		$1,085		$2,324	$3,520	$6,336
Class C:	if you did not sell your shares	$727		$2,131	$3,469	$6,547
	if you sold all your shares at the end of the period	$827	(2)	$2,131	$3,469	$6,547

(1)	Assumes sales charge is deducted when shares are purchased.

(2)	Assumes applicable CDSC is deducted when shares are sold.

INCOME FUND

INVESTMENT AND RISK SUMMARY
HIGHLAND INCOME FUND

Investment Objectives of Income Fund

The primary investment objective of Highland Income Fund (“Income Fund” or the “Fund”) is to provide a high level of current income, with capital appreciation as a secondary objective.

Principal Investment Strategies of Income Fund

Under normal market conditions, the Fund invests at least 40% of its total assets (net assets, plus the amount of any borrowings for investment purposes) in debt securities rated investment grade by a nationally recognized statistical rating organization (e.g., “Baa” or higher by Moody’s or “BBB” or higher by S&P) and unrated debt securities deemed by the Adviser to be of comparable quality, or other securities, such as U.S. government securities, obligations of or guaranteed by banks, commercial paper and cash equivalents. Securities in the lowest investment grade category possess speculative characteristics.

Under normal market conditions, the Fund may invest up to 60% of its total assets in high-yield, high risk debt securities (also commonly referred to as “junk” securities), which include high-yield bonds and loans. Such securities are rated below investment grade by a nationally recognized statistical rating organization (e.g., “Ba” or lower by Moody’s or “BB” or lower by S&P) or are unrated but deemed by the Adviser to be of comparable quality. As part of its investment in high-yield debt securities, the Fund may invest up to 20% of its total assets in secured and unsecured loans rated below investment grade by a nationally recognized statistical rating organization and unrated loans deemed by the Adviser to be of comparable quality.

The Fund seeks to achieve its investment objectives through investment in a professionally-managed portfolio of primarily debt securities, which includes investment grade securities and may include below investment grade securities. High-yield debt securities are frequently issued by corporations in the growth stage of their development. These securities are regarded by the rating organizations, on balance, as predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligation. These securities are also generally subject to greater risk than securities with higher ratings during periods of deteriorating economic conditions.

Under normal market conditions, the Fund may invest up to 20% of its total assets in equity securities, including common stocks, certain preferred stocks and depositary receipts, as well as convertible securities and warrants to purchase equity or other securities.

Under normal market conditions, the Fund may invest up to 20% of its total assets in securities of non-U.S. issuers, including issuers in emerging market countries.

Under normal market conditions, the Fund may enter into short sales of debt securities so long as the market value of all securities sold short by the Fund does not exceed 25% of its total assets. To the extent consistent with qualification as a “regulated investment company” under Subchapter M of the Code, the Fund may enter into credit default swap agreements. Additionally, the Fund may invest in zero coupon securities, including step-up bonds.

The Fund is authorized to invest in the securities of financially distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. The Fund may not invest more than 20% of its total assets at the time of investment in defaulted securities.

The Fund may invest up to 15% of its total assets in securities that are illiquid. The Fund may also invest up to 15% of its total assets in restricted securities, which are securities acquired in private placement transactions. A security that may be restricted as to resale under federal securities laws or otherwise will not be subject to this percentage limitation at the time of acquisition if the Adviser determines that the security is readily marketable at such time.

INCOME FUND

The Fund may borrow an amount up to 33 1/3% (or such other percentage permitted by law) of its total assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may borrow for investment purposes, to meet redemption requests and for temporary, extraordinary or emergency purposes. The use of borrowing for investment purposes (i.e., leverage) increases both investment opportunity and investment risk. However, the Fund has no present intention to use borrowing for investment purposes.

Investment Identification and Evaluation.  The achievement of the Fund’s investment objectives depend upon the Adviser’s analytical and portfolio management skills. In selecting securities for investment, the Adviser seeks to identify securities that entail reasonable credit risk considered in relation to each Fund’s investment policies. The Adviser uses an investment strategy of fundamental credit analysis and generally emphasizes issuers that it believes will remain financially sound and perform well in a range of market conditions. Portfolio securities are typically sold when the Adviser’s fundamental assessment of an issuer materially changes. There is no assurance that the Fund’s investment objective will be attained in the future. An investment in the Fund is not appropriate for all investors.

When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments may include fixed-income securities, high quality money market instruments, cash and cash equivalents. When following a defensive strategy, the Fund will be less likely to achieve its investment goals.

Portfolio Maturity.  The Fund’s holdings may include issues of various maturities. Ordinarily, the Fund will emphasize investments in medium and longer term instruments (i.e., those with maturities in excess of three years), but the weighted average maturity of portfolio holdings may be shortened or lengthened depending primarily on the Adviser’s outlook for interest rates. To the extent the weighted average maturity of the Fund’s portfolio securities is lengthened, the value of such holdings will be more susceptible to fluctuation in response to changes in interest rates, creditworthiness and general economic conditions. The weighted average maturity of the Fund’s portfolio will fluctuate depending on market conditions and investment opportunities. The Fund, however, does not expect that the weighted average maturity of its portfolio will, under normal conditions, exceed ten years.

The foregoing percentage limitations and ratings criteria apply at the time of purchase of securities. The Fund’s Board of Trustees may change any of the foregoing investment policies, including its investment objectives, without shareholder approval, upon at least 60 days’ prior notice to shareholders of any change.

The Fund is non-diversified as defined in the 1940 Act, but it will adhere to the diversification requirements applicable to RICs under Subchapter M of the Code. The Fund, however, is not intended to be a complete investment program.

Principal Risks of Income Fund

When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors. Set forth below is a summary of the principal risks of investing in the Fund. You should carefully consider the risks before investing in the Fund. See “Description of Principal Risks” below for a more detailed discussion of the risks of this investment.

Brief Operating History.  The Fund has a brief operating history. Therefore, it might not grow to an economically viable size and might be liquidated at a time that is not beneficial for all shareholders.

Below Investment Grade Securities Risk.  The Fund normally invests up to 60% of its net assets in below investment grade or other high-risk debt securities (also commonly referred to as “junk” securities), which carry greater risks of default on principal and interest than higher quality, lower risk investment grade securities.

Market Risk.  The Fund’s share price will fluctuate with changes in the market value of its portfolio securities. Many factors can affect this value and you may lose money by investing in the Fund.

INCOME FUND

Credit Risk.  The issuers of certain securities might not be able to make interest and principal payments when due.

Derivatives Risk.  Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Short Sales Risk.  Short sales that are not made “against the box” (as defined under “Description of Principal Investments”) theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.

Leverage Risk.  Leverage may increase the risk of loss, cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the NAV of the Fund generally to decline faster than it would otherwise.

Non-U.S. Securities Risk.  Investments in securities of non-U.S. issuers, particularly securities of emerging market issuers, involve certain risks not involved in domestic investments (for example, expropriation or political or economic instability).

Liquidity Risk.  Due to the relative illiquidity of certain Fund portfolio securities, the Fund may find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if the securities were liquid.

Interest Rate Risk.  When interest rates rise, the value of certain securities generally declines.

Loans Risk.  Loans in which the Fund invests may not be rated by a rating organization, will not be registered with the SEC or any state securities commission, and generally will not be listed or traded on any national securities exchange. The amount of public information regarding the loans may be limited and the performance of a Fund’s investments in senior loans will be more dependent on the analytical abilities of the Adviser.

Distressed and Defaulted Securities Risk.  Investments in the securities of financially distressed companies involve substantial risks. These securities may involve a substantial risk of default or may be in default.

Illiquid and Restricted Securities Risk.  The Adviser may not be able to sell illiquid or restricted securities at the price it would like or may have to sell them at a loss.

Credit Default Swap Risk.  In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund could lose its investment and recover nothing should an event of default occur.

Zero Coupon Securities and Step-Up Bond Risk.  Because zero coupon securities do not entitle the holder to any periodic payments of interest prior to maturity, and step-up bonds do not pay interest for a specified period of time, there can be no reinvestment of interest payments at prevailing rates if interest rates rise.

Non-Diversification Risk.  As a non-diversified fund, the Fund may invest a larger portion of its assets in the securities of one or a few issuers than a diversified fund. A non-diversified fund’s investment in fewer issuers may result in the fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund.

Management Risk.  The Fund relies on Highland’s ability to achieve its investment objective. Highland may be incorrect in its assessment of the intrinsic value of companies whose securities the Fund holds, which may result in a decline in the value of Fund shares.

For more information about the risks associated with the Fund, see “Description of Principal Risks.”

You may want to invest in the Fund if you:

•	are a long-term investor

INCOME FUND

•	are seeking high current income, with capital appreciation as a secondary objective

•	are comfortable with fluctuations in the value of your investment in the Fund

You may not want to invest in the Fund if you:

•	are conservative in your investment approach

•	seek stability of principal more than high current income and capital appreciation

•	intend to trade frequently in the Fund’s shares

Risk/Return Bar Chart and Table for Income Fund

The Fund commenced operations on March 5, 2007. After the Fund has had operations for at least one full calendar year, the Prospectus will include a bar chart and table that will provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the most recent one year, five years and ten years (or the life of the Fund, if shorter), compare to those of its benchmark, the Lehman Brothers Aggregate Bond Index, a market-weighted index that measures the performance of the U.S. investment grade bond market. As with all mutual funds, the Fund’s past performance (before and after taxes) will not predict how the Fund will perform in the future. Both the chart and the table will assume the reinvestment of dividends and distributions.

INCOME FUND

FEES AND EXPENSES
HIGHLAND INCOME FUND

The following table describes the fees and expenses that an investor will pay if an investor buys and holds Class A and Class C Shares of the Fund.

	Class A	Class C

Shareholder Transaction Expenses (fees paid directly from your investment)(1)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	4.50%	None
Maximum Sales Charge Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	None	None
Maximum Contingent Deferred Sales Charge (as a percentage of the net asset value at the time of purchase or redemption, whichever is lower)	None (2)	1.00	%(3)
Exchange Fee (as a percentage of amount exchanged)(4)	2.00%	2.00%
Redemption Fee (as a percentage of amount redeemed)(4)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that are deducted from the Fund’s average net assets)
Management Fees(5)(6)	0.70%	0.70%
Distribution and Service (12b-1) Fees(7)	0.35%	1.00%
Other Expenses(8)	4.51%	4.51%
Total Annual Fund Operating Expenses(6)	5.56%	6.21%

(1)	Financial Advisors (defined below in “How to Buy Shares”) may independently charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

(2)	Class A Shares bought without an initial sales charge in accounts aggregating $1 million or more are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within 18 months of purchase. The 18-month period begins on the day on which the purchase was made.

(3)	The CDSC on Class C Shares is 1.00% within the first year after each purchase. There is no CDSC thereafter.

(4)	This fee is a short-term trading fee charged on certain shares that are being redeemed or exchanged within two months of their purchase date (see “Redemption of Shares” and “Exchange of Shares”).

(5)	Management fees include both investment advisory fees and administration fees charged to the Fund. Highland receives from the Fund monthly advisory fees, computed and accrued daily, at the annual rate of 0.50% of the Fund’s Average Daily Managed Assets (0.50% of the Fund’s average net assets). Highland also receives from the Fund monthly administration fees, computed and accrued daily, at the annual rate of 0.20% of the Fund’s Average Daily Managed Assets (0.20% of the Fund’s average net assets). “Average Daily Managed Assets” means the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). As the Fund has no present intention to use leverage, such fees do not differ whether expressed as a percentage of the Fund’s average net assets or Average Daily Managed Assets.

(6)	Highland voluntarily has agreed to waive all of its advisory fee and 0.15% of its administration fee. Applying this voluntary fee waiver, the Total Annual Fund Operating Expenses for Class A Shares and Class C Shares are expected to be 4.81% and 5.46%, respectively, of the Fund’s average daily net assets for the period that the voluntary waiver is in place. This waiver may be terminated at any time by Highland upon seven days’ written notice to shareholders of the Fund. Highland may not recoup any fees that previously had been waived.

(7)	Distribution and service (12b-1) fees are based on net assets. As a result, if you hold your shares for a long period of time, you may pay more than the economic equivalent of the maximum front-end sales charges permitted by FINRA.

INCOME FUND

(8)	Other Expenses have been restated to reflect current fees.

Expense Example.  This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund, (ii) your investment has a 5% return each year, (iii) operating expenses remain the same, and (iv) all income dividends and capital gains distributions are reinvested in additional shares. The Example should not be considered a representation of future expenses. Your actual costs may be higher or lower.

Class		1 Year		3 Years	5 Years	10 Years

Class A:(1)		$979		$2,030	$3,068	$5,613
Class C:	if you did not sell your shares	$617		$1,829	$3,012	$5,847
	if you sold all your shares at the end of the period	$717	(2)	$1,829	$3,012	$5,847

(1)	Assumes sales charge is deducted when shares are purchased.

(2)	Assumes applicable CDSC is deducted when shares are sold.

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DESCRIPTION OF PRINCIPAL INVESTMENTS

The following is a description of principal investment practices in which the Funds may engage. Any references to investments made by a Fund include those that may be made both directly by the Fund and indirectly by the Fund (e.g., through its investments in derivatives). Not all Funds may engage in all practices described below. Please refer to the “Investment and Risk Summary” for each Fund for additional information regarding the practices in which a particular Fund may engage. Please see “Description of Principal Risks” below for the risks associated with each of the principal investment practices.

Capital Structure Arbitrage and Event-Driven Investments.  Highland may seek to use Long/Short Equity Fund’s assets to exploit pricing inefficiencies it perceives in a firm’s capital structure. This strategy will entail purchasing the security Highland believes is undervalued, and selling the security Highland believes is overvalued, expecting the pricing disparity between the two to narrow.

When the opportunity arises, Long/Short Equity Fund may invest in a company based upon certain situations or events, such as the launching of a new product, changes in management, a corporate restructuring, a merger or an acquisition, among other things. Such arbitrage opportunities generally arise during corporate mergers, leveraged buyouts or takeovers. Frequently, the stock of the company being acquired will trade at a significant discount to the announced deal price. This discount compensates investors for the time value of money and the risk that the transaction may not be completed. If the discount is significantly greater than Highland’s assessment of the underlying risk, the arbitrage strategy may be implemented. Highland intends to use event-driven investments as a tactical, opportunistic strategy and not as part of the Fund’s normal operations.

Credit Default Swaps.  High Income Fund and Income Fund may invest in credit default swaps. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, a Fund receives income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.

Debt Securities.  Some of the Funds may invest in debt securities, including investment grade securities, below investment grade securities and other debt obligations.

•	Investment Grade Securities. Income Fund will, and High Income Fund and Healthcare Fund may, invest in a wide variety of bonds that are rated or determined by the Adviser to be of investment grade quality of varying maturities issued by U.S. corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors for a variety of business purposes. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.

•	Below Investment Grade Securities. High Income Fund and Income Fund will, and Healthcare Fund and Long/Short Equity Fund may, invest in below investment grade securities, also known as high-yield debt securities (also commonly referred to as “junk” securities). Such securities are rated below investment grade (Ba/BB or lower) by a nationally recognized statistical rating organization or are unrated but deemed by the Adviser to be of comparable quality. High-yield debt securities are frequently issued by corporations in the growth stage of their development, but also may be issued by established companies. These bonds are regarded by the rating organizations, on balance, as predominantly speculative with respect to capacity to pay interest and repay

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principal in accordance with the terms of the obligation. Such securities also are generally considered to be subject to greater risk than securities with higher ratings with regard to default rates and deterioration of general economic conditions. High-yield securities held by the Funds may include securities received as a result of a corporate reorganization or issued as part of a corporate takeover.

•	Other Debt Obligations. Securities acquired by High Income Fund and Income Fund may include all types of debt obligations having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity. Such obligations may include, for example, bonds, debentures, notes (including convertible debt securities), mortgage- or other asset-backed instruments, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and obligations issued or guaranteed by the U.S. government or any of its political subdivisions, agencies or instrumentalities (including obligations, such as repurchase agreements, secured by such instruments). Most debt securities in which High Income Fund and Income Fund will invest will bear interest at fixed rates, although each Fund reserves the right to invest in debt securities that have variable rates of interest. Each such Fund also reserves the right to invest up to 10% of its total assets in debt securities that involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed-rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

Derivatives.  Each Fund may, but is not required to, use a number of derivative instruments. Derivatives may be used for a variety of reasons, including for risk management, for leverage and to indirectly gain exposure to other types of investments. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. A Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments.

Distressed and Defaulted Securities.  High Income Fund and Income Fund may invest the securities of financially distressed companies.

Equity Securities.  Each of the Funds may invest in equity securities. The Adviser expects that a majority of Long/Short Equity Fund’s and Healthcare Fund’s investments will generally be in common stock with a focus on companies of varying sizes that the Adviser believes have a reasonable expectation of producing above-average returns.

The Adviser believes preferred stock and convertible securities (e.g. debt securities convertible into, or exchangeable for common or preferred stock) of selected companies offer opportunities for capital appreciation as well as periodic income and may invest a portion of each Fund’s assets in such securities. This is particularly true in the case of companies that have performed below expectations. The market price of the convertible security will reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This leads to the possibility of capital appreciation if the price of the common stock recovers. The Adviser will not rely on any specific rating criteria when deciding whether to invest the Fund’s assets in convertible securities.

Fixed-Income Securities.  The Adviser may invest in fixed-income securities (bonds), including high-yield securities and government-issued fixed-income securities, as part of the strategic operations of each Fund.

Hedging.  Each Fund may engage in “hedging,” the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment. Hedging strategies in general are usually intended to limit or reduce investment risk, but can also be expected to limit or reduce the potential for profit. For example, if the Fund has taken a defensive posture by hedging its portfolio, and stock prices advance, the return to investors will be lower than if the portfolio has not been hedged. No assurance can be given that any particular hedging strategy will be successful, or that the Adviser will elect to use a hedging strategy at a time when it is advisable.

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Illiquid and Restricted Securities.  Healthcare Fund, High Income Fund and Income Fund may invest in illiquid and restricted securities. Restricted securities generally may not be resold without registration under the Securities Act of 1933, as amended (the “Securities Act”), except in transactions exempt from the registration requirements of the Securities Act. A security that may be restricted as to resale under federal securities laws or otherwise will not be subject to this percentage limitation if the Adviser determines that the security is, at the time of acquisition, readily marketable. Illiquid securities are those that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid and restricted securities may offer higher yields than comparable publicly-traded securities. However, a Fund may not be able to sell these securities when the Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities may be illiquid; however, some restricted securities such as those eligible for resale under Rule 144A under the Securities Act may be treated as liquid.

Industry Concentration.  Healthcare Fund invests primarily in securities issued by healthcare companies, including pharmaceutical firms, medical supply companies and businesses that operate hospitals and other healthcare facilities, as well as companies engaged in medical, diagnostic, biochemical and other healthcare-related research and development activities.

Leverage.  To a limited extent, each Fund may increase the number and extent of its “long” positions by borrowing (e.g., by purchasing securities on margin). Entering into short sales also increases the Fund’s use of leverage. The use of leverage increases both investment opportunity and risk.

Loans.  High Income Fund and Income Fund may invest in high yield loans, including senior loans, second and third lien loans, other secured loans and unsecured loans.

•	Senior Loans. Senior loans typically hold the most senior position in a borrower’s capital structure, are typically secured with specific collateral and have a claim on the general assets of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. The Funds will invest primarily in senior loans that are below investment grade quality and are speculative investments that are subject to credit risk. The Funds will attempt to manage these risks through ongoing analysis and monitoring of borrowers.

•	Second and Third Lien Loans. Second and third lien loans are second and third, respectively, in right of payment to one or more senior loans of the related borrower. Second and third lien loans typically are secured by a second or third priority security interest or lien to or on specified collateral securing the borrower’s obligation under the loan and typically have similar protections and rights as senior loans. Second lien loans are not (and by their terms cannot) become subordinate in right of payment to any obligation of the related borrower other than senior loans of such borrower, and third lien loans are not (and by their terms cannot) become subordinate in right of payment to any obligation of the related borrower other than senior loans and second lien loans. Such investments generally are of below investment grade quality.

•	Other Secured Loans. Secured loans may rank lower in right of payment to one or more senior loans and second and third lien loans of the borrower. Such secured loans typically are secured by a lower priority security interest or lien to or on specified collateral securing the borrower’s obligation under the loan, and typically have more subordinated protections and rights than senior loans and second and third lien loans. Secured loans may become subordinated in right of payment to more senior obligations of the borrower issued in the future. Such investments generally are of below investment grade quality. Because such loans may rank lower in right of payment to senior loans and second and third lien loans of the borrower, they may be subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to repay the scheduled payments after giving effect to more senior secured obligations of the borrower. Such secured loans are also expected to have greater price volatility than senior loans and second and third lien loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in other secured loans, which would create greater credit risk exposure.

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•	Unsecured Loans. Unsecured loans generally have lower priority in right of payment compared to holders of secured loans of the borrower. Unsecured loans are not secured by a security interest or lien to or on specified collateral securing the borrower’s obligation under the loan. Unsecured loans by their terms may be or may become subordinate in right of payment to other obligations of the borrower, including senior loans, second lien loans and other secured loans. Such investments generally are of below investment grade quality.

Micro, Small, and Mid-Cap Investments.  Long/Short Equity Fund and Healthcare Fund may invest in companies of any market capitalization, including those with micro, small or medium capitalizations.

Non-U.S. Securities.  Each of Long/Short Equity Fund and Healthcare Fund may invest up to 50% of the value of its total assets, and each of High Income Fund and Income Fund may invest up to 20% of the value of its total assets, in securities of non-U.S. issuers (“non-U.S. securities”), including without limitation securities of so-called emerging market issuers, which may include securities denominated in U.S. dollars, non-U.S. currencies or multinational currency units. Typically, non-U.S. securities are considered to be equity or debt securities issued by entities organized, domiciled or with a principal executive office outside the U.S., such as foreign corporations and governments. Non-U.S. securities may trade in U.S. or foreign securities markets. A Fund may make non-U.S. investments either directly by purchasing non-U.S. securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments for non-U.S. securities. Depositary receipts are securities that are listed on exchanges or quoted in over-the-counter markets (“OTC”) in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in non-U.S. securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.

Options.  Long/Short Equity Fund may utilize options on securities as part of its principal investment strategies. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss.

High Income Fund and Income Fund may write (sell) “covered” call options that are traded on national securities exchanges. “Covered” call options are options on securities that the Fund holds in its portfolio or has an immediate right to acquire through conversion or exchange of securities held in its portfolio. In view of their investment objectives, High Income Fund and Income Fund generally would write call options only in circumstances in which the Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

Portfolio Turnover.  A Fund’s rate of portfolio turnover will not be a limiting factor for the Adviser in making decisions on when to buy or sell securities. Each Fund reserves full freedom with respect to portfolio turnover. The frequency of a Fund’s trading will vary from year to year, depending on market conditions. In periods when there are rapid changes in economic conditions or security price levels or when investment strategy is changed significantly, portfolio turnover may be significantly higher than during times of economic and market price stability, when

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investment strategy remains relatively constant. Each Fund’s portfolio turnover rate may exceed 100% per year, and under certain market conditions may be substantially higher. A 100% annual turnover rate would occur, for example, if all the securities in the Fund’s portfolio were replaced once within a period of one year.

Royalty Securitizations.  Healthcare Fund may invest to a limited extent in securities related to royalty securitizations, which are secured by royalties derived from licenses of intellectual property including patents, trademarks and copyrights. Companies holding rights to intellectual property may create bankruptcy remote special purpose entities whose underlying assets are royalty license agreements and intellectual property rights related to a product. The Fund expects to invest from time to time in debt or equity securities related to pharmaceutical royalties that are secured by rights related to one or more drugs. These investments are generally expected to be illiquid, and the Fund is limited in its investments in illiquid securities to 15% of its total assets at the time of investment.

Short Sales.  Long/Short Equity Fund generally will, and High Income Fund and Income Fund may seek to hedge investments or realize additional gains through short sales. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. The Fund will ordinarily have to pay a fee to borrow a security and is often obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss.

The Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale “against-the-box”). A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against-the-box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position. See “Taxation” below for special tax considerations associated with engaging in short sales.

The SEC recently issued emergency orders that temporarily limited the ability of market participants to enter into short sales of stocks of certain financial institutions. It is not known what effect this or future regulation will have on the Fund’s ability to achieve its investment objective.

Zero Coupon Securities and Step-Up Bonds.  High Income Fund and Income Fund may invest in zero coupon securities and step-up bonds. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. Zero coupon securities pay no cash income but are purchased at a deep discount from their value at maturity, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. When held to maturity, their entire return, which consists of the amortized discount, comes from the difference between their purchase price and their maturity value. Step-up bonds are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. Special tax considerations are associated with investing in these securities.

DESCRIPTION OF PRINCIPAL RISKS

Factors that may affect a particular Fund’s portfolio as a whole are called “principal risks” and are summarized in this section. This summary describes the nature of these principal risks and certain related risks, but is not intended to include every potential risk. All Funds could be subject to additional risks because the types of investments they make may change over time. The SAI includes more information about the Funds and their investments.

Brief Operating History Risk.  Funds with brief operating histories are subject to the business risks and uncertainties associated with any new business, including the risk that it will not achieve its investment objective, that

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the value of your investment could decline substantially and that the Fund will not grow to an economically viable size and thus might be liquidated, which would be a taxable event for shareholders, at a time that is not beneficial for all shareholders.

Counterparty Risk.  A Fund may engage in transactions in securities and financial instruments that involve counterparties. Under certain conditions, a counterparty to a transaction could default or the market for certain securities and/or financial instruments may become illiquid. For example, repurchase agreements are loans of money or arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund’s purchase price, with the difference being income to the Fund. To limit the counterparty risk associated with such transactions, a Fund conducts business only with financial institutions judged by Highland to present acceptable credit risk. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income at low risk on temporarily available cash. If bankruptcy or insolvency proceedings commence with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the securities. Such a delay may involve loss of interest or a decline in price of the securities. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the securities, the Fund may be required to return the securities to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Credit Default Swap Risk.  A credit default swap is a contract under which the parties agree to trade the credit risk of one or more reference obligations. Credit default swaps involve greater risks than investing in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When a Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described below because if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. Special tax considerations apply to the Fund’s use of credit default swaps. See “Taxation” below. Credit default swaps have received increased attention from regulatory bodies recently, and New York State has announced that certain credit default swaps will be regulated as insurance products. The effects of this increased regulation on the credit default swap market are not known at this time.

Credit Risk.  Credit risk refers to an issuer’s ability to make timely payments of interest and principal. High Income Fund invests primarily in, and Income Fund may invest up to 60% of its total assets in, debt securities rated below investment grade (also referred to as “high-yield securities” or “junk bonds”) and unrated debt securities of comparable quality, which are considered to be speculative. High-yield securities generally offer a higher return potential than investment grade securities, but also involve greater volatility of price and risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of the securities. As a result, investment in a Fund involves the risk that if an issuer of a high-yield security or an unrated security of comparable quality in which the Fund invests defaults, there may be a negative impact on the Fund’s income and asset coverage, and the Fund’s investment objective(s) may not be realized.

The values of high-yield securities tend to reflect individual corporate developments or adverse economic changes to a greater extent than higher-rated debt securities, which react primarily to fluctuations in the general level of interest rates. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of high-yield securities and thus in a Fund’s NAV. The rating organizations generally regard high-yield securities as predominantly speculative with respect to capacity to pay interest and repay principal and riskier than higher-rated

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debt securities. Changes by rating organizations in their ratings of any debt security and in the ability of an issuer to make payments of interest and principal may also affect the value of the a Fund’s investments. Changes in the value of portfolio securities will not necessarily affect cash income derived from such securities, but will affect a Fund’s NAV.

The Funds will rely on the Adviser’s judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters.

The credit ratings issued by rating organizations may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments of high-yield securities and not their market value risk. Also, credit rating organizations may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security’s market value. Although it considers ratings of nationally recognized statistical rating organizations such as Moody’s and S&P, the Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings.

Debt Securities Risk.  The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall and such changes may be greater among debt securities with longer maturities. Securities issued to finance corporate restructurings may have special credit risks because of the highly-leveraged conditions of the issuers, and such securities usually are subordinate to securities subsequently issued by the issuer. In addition, such issuers may lose experienced management as a result of the restructurings. Finally, the market price of such securities may be more volatile and expected benefits from restructuring do not materialize.

•	Investment Grade Securities. Although more creditworthy and generally less risky than below investment grade securities, investment grade securities are still subject to market and credit risk. Investment grade securities are generally considered medium and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers.

•	Below Investment Grade Securities. Below investment grade securities (also known as “high-yield securities” or “junk bonds”) may be speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Below investment grade securities have greater credit and liquidity risk than more highly rated obligations and are generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high-yield securities reflects a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the issuer to make payment of principal and interest. Many issuers of high-yield securities are highly leveraged and their relatively high debt to equity ratios create increased risks that their operations might not generate sufficient cash flow to service their obligations. Overall declines in the below investment grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their obligations at maturity. Investments in obligations of issuers that are generally trading at significantly higher yields than had been historically typical of the applicable issuer’s obligations may include debt obligations that have a heightened probability of being in covenant or payment default in the future. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted security for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. High-yield securities will be subject to certain additional risks to the extent that such obligations may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a

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significant portion of which may be secured. Moreover, such obligations may not be protected by financial covenants or limitations upon additional indebtedness and are unlikely to be secured by collateral. See “Income Tax Considerations” in the SAI for a discussion of special tax consequences associated with high-yield securities owned by a Fund.

Derivatives Risk.  There are several risks associated with derivatives transactions. For example, there are significant differences between the securities and derivatives markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The use of derivative transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Special tax considerations apply to the Fund’s use of derivatives. See “Taxation” below.

Distressed and Defaulted Securities Risk.  Investments in the securities of financially distressed companies involve substantial risks. These securities may involve a substantial risk of default or may be in default. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. High-yield, high-risk securities frequently are subordinated to the prior payment of senior indebtedness and are traded in markets that may be relatively less liquid than the market for higher-rated securities. In any reorganization or liquidation proceeding relating to a portfolio company, a Fund may lose its entire investment or may be required to accept cash or securities with a value less than the original investment. In addition, a liquidation or bankruptcy proceeding either may be unsuccessful (for example, because of the failure to obtain requisite approvals), may be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or may result in a distribution of cash or a new security the value of which will be less than a Fund’s purchase price of the security in respect of which such distribution was made. See Appendix A in the SAI for a description of the rating categories of the rating organizations, as well as “Income Tax Considerations” in the SAI for a discussion of special tax consequences associated with any investment by the Fund in defaulted or distressed debt securities.

Among the risks inherent in investments in troubled entities is that it frequently may be difficult to obtain information as to the true condition of a financially distressed issuer. Judgments about the credit quality of the issuer and the relative value of its securities may prove to be wrong. Such investments also may be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy courts’ power to disallow, reduce, subordinate or disenfranchise particular claims. The market prices of such securities also are subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value, and the Adviser’s estimates of intrinsic value may be based on its views of market conditions, including interest rates, that may prove to be incorrect.

Emerging Markets Risk.  Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non-U.S. issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Equity Securities Risk.  The market prices of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements and reduced

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demand for the issuer’s goods or services. The values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. In addition to these risks, preferred stock and convertible securities are also subject to interest rate risk and credit risk.

Fixed Income Securities Risk.  A principal risk of each Fund that has a significant investment in fixed income securities is that the value of those securities typically changes as interest rates fluctuate. During periods of rising interest rates, fixed income securities generally decline in value. Conversely, during periods of falling interest rates, fixed income securities generally rise in value. This kind of market risk is generally greater for Funds investing in fixed income securities with longer durations.

Hedging Risk.  A Fund’s use of derivatives and other transactions, such as options, financial futures and options on financial futures, may involve risks not associated with other types of investments that the Fund intends to purchase and it is possible that a portfolio that utilizes hedging strategies may not perform as well as a portfolio that does not make use of such strategies. A Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the Adviser’s judgment in this respect will be correct. In addition, no assurance can be given that the Funds will enter into hedging or other transactions (including hedging exposure to non-U.S. currency exchange rate risk) at times or under circumstances in which it may be advisable to do so. Although the Adviser does not anticipate that derivatives or other such transactions will represent a significant component of a Fund’s investment strategy and will not be used for speculative purposes, each Fund has a policy to limit to 20% the portion of the Fund’s total assets that may be subject to such transactions or invested in such instruments.

A Fund’s positions in options and financial futures may be entered into and closed out only on a federally-licensed exchange that provides a market therefore, and there can be no assurance that a liquid market will exist for any particular option or futures contract. Because financial futures and related options markets generally impose limits on daily price movement, it is possible that the Adviser would not be able to close out hedge positions promptly. The inability to close out options and futures positions could have an adverse impact on a Fund’s ability to hedge its securities effectively and might, in some cases, require a Fund to deposit substantial amounts of additional cash to meet applicable margin requirements. A Fund’s ability to hedge effectively through transactions in financial futures or options depends on the degree to which price movements, which include, in part, changes in interest rates, in the Fund’s holdings correlate with price movements of the hedging instruments. Inasmuch as a Fund’s options and futures will not duplicate such underlying securities, the correlation will probably not be perfect. Consequently, the prices, which include, in part, changes in interest rates, of the securities being hedged may not move in the same amount as the hedging instrument. It is possible that there may be a negative correlation between the hedging instrument and the hedged securities, which would prevent the Fund from achieving the anticipated benefits of hedging transactions or may cause the Fund to realize losses and thus be in a worse position than if such strategies had not been used. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to designate or segregate liquid assets in an amount equal to the Fund’s daily marked-to-market value of its transactions in futures and options. To maintain this required cover, a Fund may have to sell portfolio securities at disadvantageous prices or times because it may not be possible to liquidate a position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting a Fund’s ability otherwise to invest those assets.

Illiquid and Restricted Securities Risk.  Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Funds, however, may not be able to sell these securities when the Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in

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order to permit resale the securities are registered under the Securities Act at a Fund’s expense, the Fund’s expenses would be increased.

Industry Concentration Risk.  Because of Healthcare Fund’s policy of investing primarily in securities issued by healthcare companies, the Fund is susceptible to economic, political or regulatory risks or other occurrences associated with the healthcare industry. The Fund faces the risk that economic prospects of healthcare companies may fluctuate dramatically because of changes in the regulatory and competitive environments. A significant portion of healthcare services are funded or subsidized by the government, which means that changes in government policies, at the state or federal level, may affect the demand for healthcare products and services. Other risks include the possibility that regulatory approvals (which often entail lengthy application and testing procedures) will not be granted for new drugs and medical products, the chance of lawsuits against healthcare companies related to product liability issues, and the rapid speed at which many healthcare products and services become obsolete.

Interest Rate Risk.  Generally, when interest rates rise, the value of fixed-rate debt securities, including high-yield securities, tends to decrease, and such declines tend to be greater among fixed-rate debt securities with longer maturities. The Funds have no policy limiting the maturities of their investments. To the extent the Funds invest in fixed-rate debt securities with longer maturities, the Funds are subject to greater interest rate risk than funds investing solely in shorter-term fixed-rate debt securities. In addition, in a period of rising interest rates, the higher cost of any leveraged employed by a Fund and/or increasing defaults by issuers of high-yield securities would likely exacerbate any decline in the Fund’s NAV. If an issuer of a debt security containing a redemption or call provision exercises either provision in a declining interest rate market, the Fund would likely replace the security with a security having a lower interest rate, which could result in a decreased return for shareholders.

Leverage Risk.  When deemed appropriate by the Adviser and subject to applicable regulations, a Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities while giving the purchaser the full benefit of movement in the market of those underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent a Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. The level of interest rates generally, and the rates at which such funds may be borrowed in particular, could affect the operating results of the Fund. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.

If the amount of borrowings that a Fund may have outstanding at any one time is large in relation to its capital, fluctuations in the market value of the Fund’s portfolio will have disproportionately large effects in relation to the Fund’s capital and the possibilities for profit and the risk of loss will therefore be increased. Any investment gains made with the additional monies borrowed will generally cause the NAV of the Fund to rise more rapidly than would otherwise be the case. Conversely, if the investment performance of the investments acquired with borrowed money fails to cover their cost to the Fund, the NAV of the Fund will generally decline faster than would otherwise be the case. If the Fund employs leverage, the Adviser will benefit because the Fund’s Average Daily Managed Assets will increase with leverage and the Adviser is compensated based on a percentage of Average Daily Managed Assets.

Under the terms of any loan agreement, a Fund may be required to, among other things, pledge some or all of its assets and limit its ability to pay distributions in certain circumstances, incur additional debts and engage in certain transactions. Such agreements could limit a Fund’s ability to pursue its investment strategies. The terms of any loan agreement could be more or less restrictive than those described.

Liquidity Risk.  At times, a major portion of an issue of debt securities may be held by relatively few institutional purchasers. Although the Funds generally consider such securities to be liquid because of the availability of an institutional market for such securities, under adverse market or economic conditions or in the event of adverse

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changes in the financial condition of the issuer, a Fund may find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if the securities were more widely held. In such circumstances, a Fund also may find it more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV. Each Fund, in most instances, utilizes an independent pricing service to determine the value of its securities. However, quotations from a pricing service (or other quotations) may not be a reliable indicator of the price the Fund could realize upon sale due to many factors, including, but not limited to, the number of active purchasers and sellers, variable economic and market conditions and changes in the financial condition (or perceived financial condition) of the issuer at the time of sale. As a result, pricing of a Fund’s securities does not rely solely on a price determined by an independent pricing service; other relevant information is also monitored and other valuation methodologies may be used as appropriate.

Loans Risk.  Loans, including senior loans, second and third lien loans, other secured loans and unsecured loans, are subject to certain risks.

•	Senior Loans. Senior loans in which a Fund may invest may not be rated by a rating organization, will not be registered with the SEC or any state securities commission and generally will not be listed or traded on any national securities exchange. Therefore, the amount of public information available about senior loans will be limited, and the performance of a Fund’s investments in senior loans will be more dependent on the analytical abilities of the Adviser than would be the case for investments in more widely-rated, registered or exchange-listed or traded securities. In evaluating the creditworthiness of borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. Moreover, certain senior loans will be subject to contractual restrictions on resale and, therefore, will be illiquid.

•	Second and Third Lien Loans. Second and third lien loans are subject to the same risks associated with investment in senior loans as well as additional risks. Second and third lien loans are second and third, respectively, in right of payment to senior loans and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the higher ranking obligations of the borrower. Second and third lien loans are expected to have greater price volatility and may be less liquid than high ranking obligations. There is also a possibility that originators will not be able to sell participations in these loans, which would create greater credit risk exposure.

•	Other Secured Loans. Secured loans other than senior loans, second lien loans and third lien loans are subject to the same risks associated with investment in senior loans, second and third lien loans. However, such loans may rank lower in right of payment than any outstanding senior loans and second and third lien loans of the borrower and therefore are subject to a greater degree to such risks.

•	Unsecured Loans. Unsecured loans are subject to the same risks associated with investment in senior loans, second and third lien loans, other secured loans. In addition, because unsecured loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to a greater degree to such risks.

Management Risk.  A Fund’s ability to identify and invest in attractive opportunities is dependent upon Highland, its investment adviser. If one or more key individuals leave Highland, Highland may not be able to hire qualified replacements or may require an extended time to do so. This situation could prevent a Fund from achieving its investment objectives.

Market Risk.  The profitability of the Fund substantially depends upon the Adviser correctly assessing the future price movements of stocks, bonds, options on stocks, and other securities and the movements of interest rates. The Adviser cannot guarantee that it will be successful in accurately predicting price and interest rate movements. The performance of any investment is subject to numerous factors that are neither within the control of, nor predictable by, the Adviser. Such factors include a wide range of economic, political, competitive and other conditions that may affect

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investments in general or specific industries or companies. Certain events, such as terrorist attacks, wars and other geopolitical events, may have disruptive negative effects on securities markets and the Fund. In recent years, the securities markets have become increasingly volatile, which may adversely affect the ability of the Fund to realize profits. As a result of the nature of the Fund’s investment activities, it is possible that the Fund’s financial performance may fluctuate substantially from period to period. Additionally, at any point in time an investment in a Fund may be worth less than the original investment, even after taking into account the reinvestment of dividends and distributions.

Micro, Small and Mid-Cap Securities Risk.  Securities issued by micro, small or mid-cap companies can be more volatile than, and perform differently from, securities issued by large-cap companies. There may be less trading in such companies’ securities and in certain volumes, which means that buy and sell transactions in those securities could have a larger impact on the security’s price than is the case with large-cap securities. Such companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a micro, small or mid-cap security’s price than is the case for a large-cap security.

Non-Diversification Risk.  Due to the nature of each Fund’s investment strategy and its non-diversified status, it is possible that a material amount of a Fund’s portfolio could be invested in the securities of one or a few issuers. Investing a significant portion of a Fund’s portfolio in any one or a few issuers may result in the Fund’s shares being more sensitive to the economic results of those few issuers.

Non-U.S. Securities Risk.  Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in foreign exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; much greater price volatility and illiquidity of certain non-U.S. securities markets; different trading and settlement practices; less governmental supervision; changes in currency exchange rates; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.

Because non-U.S. issuers are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain non-U.S. issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. Securities of non-U.S. issuers are generally less liquid than securities of comparable U.S. issuers. In certain countries, there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, especially emerging market countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets or diplomatic developments which could affect U.S. investments in those countries. Although the Adviser will endeavor to achieve most favorable execution costs for a Fund’s portfolio transactions in non-U.S. securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian arrangements of a Fund’s non-U.S. securities will be somewhat greater than the expenses for a Fund that invests primarily in domestic securities. Certain foreign governments levy withholding taxes or dividends, interest or capital gain from non-U.S. securities. Although in some countries a portion of these taxes is recoverable by a Fund, the non-recovered portion of foreign withholding taxes will reduce the income received by a Fund. See “Income Tax Considerations” in the SAI for a discussion of special tax consequences associated with an investment by a fund in non-U.S. securities.

The value of the non-U.S. securities held by a Fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a non-U.S. security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s NAV or current income could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar.

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In addition, the value of a Fund’s assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell non-U.S. securities, and by currency restrictions, exchange control regulation, currency devaluations and political and economic developments. Certain investments in Non-U.S. securities also may be subject to foreign withholding taxes on dividends, interest or capital gain. Those taxes will decrease the Fund’s yield on any such securities. See “Taxation” below. The foregoing risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

As a result of these potential risks, Highland may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including Highland, have had no or limited prior experience.

Options Risk.  There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.

When a Fund writes a covered call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security at the exercise price.

When a Fund writes a covered put option, the Fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Although the writing of call options only on national securities exchanges increases the likelihood that High Income Fund and Income Fund will be able to make closing purchase transactions, there is no assurance that the Funds will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in a Fund’s portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Portfolio Turnover Risk.  A high rate of portfolio turnover (i.e., 100% or more) will result in increased transaction costs for the Fund in the form of increased dealer spreads and brokerage commissions. High portfolio turnover also could produce higher taxable distributions and lower the Fund’s after-tax performance.

Royalty Securitizations Risk.  Securities related to royalty securitizations may decrease in value for a number of reasons. Depending on the terms of the underlying license, the licensee of the underlying asset (e.g., the drug) may decrease its use or production of the asset, thus paying fewer royalties under the license. Additionally, the licensor could lose the intellectual property rights associated with the underlying asset due to expiration or challenge, thereby terminating the license and reducing the flow of royalties.

Short Sales Risk.  Short sales by a Fund that are not made “against-the-box” (that is when the Fund has an offsetting long position in the asset that is selling short) theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows a Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, since

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the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Zero Coupon Securities and Step-Up Bond Risk.  Because zero coupon securities do not entitle the holder to any periodic payments of interest prior to maturity, and step-up bonds do not pay interest for a specified period of time, there can be no reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop. The Funds accrue income on these investments for U.S. federal income tax purposes. Because no cash is received by the Funds at the time of accrual, the Funds may be required to dispose of other portfolio securities to satisfy their RIC distribution requirements and avoid incurring fund-level federal income and/or excise taxes. See “Taxation” below.

MANAGEMENT OF THE FUNDS

Board of Trustees and Investment Adviser

The Board of Trustees has overall management responsibility for the Funds. See “Management” in the SAI for the names of and other information about the Trustees and officers of each of the Funds.

Highland Capital Management, L.P., NexBank Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240 (“Highland” or the “Adviser”), serves as the investment adviser to each Fund. Each of the Funds has entered into an investment advisory agreement with Highland (each an “Investment Advisory Agreement”) pursuant to which Highland provides the day-to-day management of each Fund’s portfolio of securities, which includes buying and selling securities for each Fund and conducting investment research. Additionally, Highland furnishes offices, necessary facilities, equipment and personnel and pays the compensation of the Trustee of each Fund who is Highland’s affiliate. For the fiscal year ended August 31, 2008, Highland received advisory fees, after waivers and reimbursements, of 0.40% of Long/Short Equity Fund’s Average Daily Managed Assets, 0.00% of High Income Fund’s Average Daily Managed Assets and 0.00% of Income Fund’s Average Daily Managed Assets. Highland receives monthly advisory fees, after waivers and reimbursements, at an annual rate of 0.00% of Healthcare Fund’s Average Daily Managed Assets. A discussion regarding the Board of Trustees’ approval of the Investment Advisory Agreements for High Income Fund and Income Fund is available in the Funds’ annual report for the fiscal year ended August 31, 2007. A discussion regarding the Board of Trustees’ approval of the Investment Advisory Agreement for Long/Short Equity Fund is available in the Fund’s semi-annual report for the six-months ended February 29, 2008. A discussion regarding the Board of Trustees’ approval of the Investment Advisory Agreement for Healthcare Fund is available in the Fund’s annual report for the fiscal year ended August 31, 2008. Each Investment Advisory Agreement may be terminated by each Fund or by vote of a majority of the outstanding voting securities of a Fund, without the payment of any penalty, on 60 days’ written notice. In addition, each agreement automatically terminates in the event of its “assignment” (as defined in the 1940 Act).

Organized in March 1993, Highland is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. As of September 30, 2008, Highland had approximately $33.6 billion in assets under management. Highland is also the Funds’ administrator (see “Administrator/Sub-Administrator” in the SAI for details). Highland is controlled by James Dondero and Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder.

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Portfolio Managers

Long/Short Equity Fund

Long/Short Equity Fund’s portfolio is jointly managed by James D. Dondero and Jonathan Lamensdorf. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities issued by Long/Short Equity Fund.

James D. Dondero.  Mr. Dondero is a founder and President of Highland. He is also Chairman of the Board of Directors of Highland Financial Partners, L.P. Prior to Highland, Mr. Dondero served as Chief Investment Officer of Protective Life’s GIC subsidiary, and helped grow the business from concept to over $2 billion from 1989 to 1993. His portfolio management experience includes mortgage-backed securities, investment grade corporate debt, leveraged bank loans, emerging market securities, derivatives, preferred stocks and common stocks. From 1985 to 1989, he managed approximately $1 billion in fixed income funds for American Express. Prior to American Express, he completed the financial training program at Morgan Guaranty Trust Company. Mr. Dondero is a Beta Gamma Sigma graduate of the University of Virginia with a Bachelor of Science in Commerce with concentrations in Accounting and Finance. Mr. Dondero is a Certified Public Accountant and a Certified Management Accountant. He has earned the right to use the Chartered Financial Analyst designation.

Jonathan Lamensdorf.  Mr. Lamensdorf is a portfolio manager for Highland’s dedicated equity funds. Prior to joining Highland in 2008, Mr. Lamensdorf most recently spent four years as a Senior Equity Research Analyst at Walker Smith Capital, a long/short equity hedge fund founded in 1996 with $1 billion in assets under management. Prior to that, Mr. Lamensdorf worked for four years as a Senior Equity Analyst at other hedge funds that had assets under management ranging from $200 million to $750 million. Mr. Lamensdorf also worked in equity trading at Merrill Lynch and in equity research at Lehman Brothers. He holds an MBA in Finance from the University of Chicago and a BBA in Finance from the University of Texas. Mr. Lamensdorf has earned the right to use the Chartered Financial Analyst designation.

Healthcare Fund

Healthcare Fund’s portfolio is jointly managed by Brad Means and Nathan Hukill. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities issued by Healthcare Fund.

Brad Means.  Mr. Means is a Senior Portfolio Manager at Highland. Prior to joining Highland in May 2004, Mr. Means was a Managing Director in FTI Consulting’s Corporate Finance group where he worked on corporate turnaround, restructuring and bankruptcy advisory engagements. From 1998 to 2001, he was a Director in PricewaterhouseCoopers LLP’s Chairman’s Office and focused on enterprise strategy, venture capital, business development and divestiture initiatives. Prior to his role in the Chairman’s Office, Mr. Means worked in the Strategic Change Consulting and the Assurance & Business Advisory groups of Price Waterhouse serving clients across a broad range of industries including Automotive, Energy, Financials and Industrials. He holds an MBA from the Stanford Graduate School of Business and a BSBA in Finance and Accounting from Creighton University. Mr. Means has earned the right to use the Chartered Financial Analyst designation.

Nathan Hukill.  Mr. Hukill is a Portfolio Manager at Highland. Prior to joining Highland in June 2005, Mr. Hukill worked as an investment professional at Centennial Ventures in Denver, Colorado, where he focused on investments in telecommunications and technology. Prior to Centennial, Mr. Hukill was an investment banking analyst in Donaldson, Lufkin & Jenrette’s Structured Products Group and a financial analyst in Salomon Smith Barney’s Global Loans Portfolio Group. Mr. Hukill focused on managing a portfolio of senior debt and private equity investments as well as structuring off-balance sheet transactions for Fortune 200 clients. Additionally, Mr. Hukill serves on the board of Solstice Neurosciences, Epocal Inc. and Complete Genomics. He is an MBA graduate of the

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Darden Graduate School of Business at the University of Virginia and holds a BS in Business Administration from the University of Colorado at Boulder, where he graduated Phi Beta Kappa, summa cum laude.

High Income Fund and Income Fund

High Income Fund and Income Fund’s respective portfolios are managed by Brad Borud. The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities issued by High Income Fund and Income Fund.

Brad Borud.  Mr. Borud is a Partner, Senior Trader and Chief Investment Officer — Retail Products at Highland. Prior to his current duties, Mr. Borud served as a Senior Trader and Co-Director of Portfolio Management for Highland from 2003 to 2008, as a Portfolio Manager and Team Leader from 2001 to 2003, as a Portfolio Manager from 1998 to 2001, and as a Portfolio Analyst from 1996 to 1998. As a Portfolio Manager, Mr. Borud covered a wide range of industries, including wireline telecommunications, wireless telecommunications, telecommunication equipment manufacturers, multi-channel video and media. Prior to joining Highland in November 1996, Mr. Borud worked as a Global Finance Analyst in the Corporate Finance Group at NationsBank from 1995 to 1996 where he was involved in the originating, structuring, modeling and credit analysis of leveraged transactions for large corporate accounts in the Southwest region of the United States. In 1994, Mr. Borud served at Conseco Capital Management as an Analyst Intern in the Fixed Income Research Department, following the transportation and energy sectors. Mr. Borud has a BS in Business Finance from Indiana University.

Underwriter of the Funds

Each Fund’s shares are offered for sale through PFPC Distributors, Inc. (the “Underwriter”), 760 Moore Road, King of Prussia, Pennsylvania 19406. Shareholders and Financial Advisors (as defined under “How to Buy Shares”) should not send any transaction or account requests to this address. Transaction or account requests should be directed to the relevant Fund, c/o PNC Global Investment Servicing, P.O. Box 9840, Providence, RI 02940.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of each Fund’s policies and procedures with respect to the disclosure of such Fund’s portfolio securities is available (i) in the SAI and (ii) on the Fund’s website at http://www.highlandfunds.com.

HOW TO BUY SHARES

You can purchase shares of the Funds on any day that the New York Stock Exchange (“NYSE”) is open for business (see “Net Asset Value”). You can purchase shares of the Funds from any financial advisor, broker-dealer or other financial intermediary that has entered into an agreement with the Underwriter with respect to the sale of shares of the Funds (a “Financial Advisor”), or PNC Global Investment Servicing, the Funds’ transfer agent (the “Transfer Agent”). Your Financial Advisor can help you establish an appropriate investment portfolio, buy shares, and monitor your investments. The Funds have authorized Financial Advisors to receive purchase and redemption orders on their behalf. Financial Advisors are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when a Financial Advisor or its authorized designee receives the order in “good form” or “in good order.” The specific requirements for “good form” or “in good order” depend on the type of transaction and method of purchase. Contact Highland if you have questions about your circumstances. Generally, “good form” or “in good order” means that you placed your order with your Financial Advisor or its authorized designee or your payment (made in accordance with any of the methods set forth in the table below) has been received and your application is complete, including all necessary documentation and signatures. Customer orders will be priced at a Fund’s NAV per share next computed after the orders are received

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by a Financial Advisor or its authorized designee in good form or in good order. Investors may be charged a fee by their Financial Advisors, payable to the Financial Advisor and not a Fund, if investors effect a transaction in Fund shares through either a Financial Advisor or its authorized designee.

The USA PATRIOT Act may require a Fund, a Financial Advisor or its authorized designee to obtain certain personal information from you which will be used to verify your identity. If you do not provide the information, it may not be possible to open your account. If a Fund, a Financial Advisor or authorized designee is unable to verify your customer information, such Fund reserves the right to close your account or to take such other steps as it deems reasonable.

Outlined below are various methods for buying shares of the Funds:

Method	Instructions

Through your Financial Advisor	Your Financial Advisor can help you establish your account and buy shares on your behalf. To receive the current trading day’s price, your Financial Advisor must receive your request in good form or in good order prior to the close of regular trading on the NYSE, usually 4:00 p.m., Eastern Time. Your Financial Advisor may charge you fees for executing the purchase for you.
By check (new account)(1)	For new accounts, send to the applicable Fund, c/o the Transfer Agent, at the address noted below,(2) a completed application and check made payable to “Highland Long/Short Equity Fund,” “Highland Healthcare Fund,” “Highland High Income Fund” or “Highland Income Fund,” as the case may be.
By check (existing account)(1)	For existing accounts, fill out and return to the applicable Fund, c/o the Transfer Agent, at the address noted below,(2) the additional investment stub included in your account statement, or send a letter of instruction, including the applicable Fund name and account number, with a check made payable to “Highland Long/Short Equity Fund,” “Highland Healthcare Fund,” “Highland High Income Fund” or “Highland Income Fund,” as the case may be.
By exchange	You or your Financial Advisor may acquire shares of a Fund for your account by exchanging shares you own in certain other funds advised by Highland for shares of the same class of a Fund at no additional cost (see “Exchange of Shares”). To exchange, send written instructions to the applicable Fund, c/o the Transfer Agent, at the address noted below(2) or call (877) 665-1287.

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Method	Instructions

By wire	You may purchase shares of a Fund by wiring money from your bank account to your Fund account. Send funds by wire to:
PNC Bank, N.A.
Philadelphia, PA
ABA #031-0000-53
FFFC #8615597735
Highland Funds
FBO: [applicable Fund name]/[your account number]To receive the current trading day’s price, your wire, along with a valid account number, must be received in your Fund account prior to the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time.
If your initial purchase of shares is by wire, you must first complete a new account application and promptly mail it to the applicable Fund, c/o the Transfer Agent, at the address noted below.(2) After completing a new account application, please call (877) 665-1287 to obtain your account number. Please include your account number on the wire.
By electronic funds transfer via an automated clearing house (“ACH”) transaction(1)	You may purchase shares of a Fund by electronically transferring money from your bank account to your Fund account by calling (877) 665-1287. An electronic funds transfer may take up to two business days to settle and be considered in “good form” or “in good order.” You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.
Automatic investment plan	You may make monthly or quarterly investments automatically from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds transfer. For this feature, please call the applicable Fund at (877) 665-1287 or visit the Funds’ website (http://www.highlandfunds.com).

(1)	The redemption of shares purchased by check or an automated clearing house (“ACH”) transaction is subject to certain limitations (see “Redemption of Shares”). Any purchase by check or ACH transaction that does not clear may be cancelled, and the investor will be responsible for any associated expenses and losses to the Fund.

(2)	Regular Mail: Send to “Highland Long/Short Equity Fund,” “Highland Healthcare Fund,” “Highland High Income Fund” or “Highland Income Fund,” as the case may be, c/o PNC Global Investment Servicing, P.O. Box 9840, Providence, RI 02940.

Overnight Mail: Send to “Highland Long/Short Equity Fund,” “Highland Healthcare Fund,” “Highland High Income Fund” or “Highland Income Fund,” as the case may be, c/o PNC Global Investment Servicing, 101 Sabin Street, Pawtucket, RI 02860.

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Investment Minimums*

Initial Investment	$5,000
Subsequent Investments	$1,000
Automatic Investment Plan**	$200

*	For retirement plans, the investment minimum is $25 for each of the initial investment, subsequent investments and the automatic investment plan.

**	Your account must already be established and satisfy the initial investment minimum.

Each Fund reserves the right to change the investment minimums. Each Fund also reserves the right to reject for any reason, or cancel as permitted or required by law, any purchase order. In addition, without notice, a Fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

MULTIPLE SHARE CLASSES

Choosing a Share Class

Each Fund offers two classes of shares in this Prospectus — Class A and Class C Shares. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Purchases of $1 million or more can be made only in Class A Shares. Based on your personal situation, your Financial Advisor can help you decide which class of shares makes the most sense for you. Your Financial Advisor is entitled to receive compensation for purchases made through him or her and may receive differing compensation for selling Class A and Class C Shares. The Funds also offer exclusively to certain institutional and other eligible investors an additional class of shares, Class Z Shares, which are offered through a separate prospectus.

Sales Charges

You may be subject to an initial sales charge when you purchase shares or a CDSC when you redeem your shares. These sales charges are described below. In certain circumstances, the sales charges may be waived, as described below and in the SAI.

Class A Shares

Your purchases of Class A Shares are made at the public offering price for these shares, that is, the NAV per share for Class A Shares plus a front-end sales charge that is based on the amount of your initial investment when you open your account. The front-end sales charge you pay on an additional investment is based on your total net investment in the Fund, including the amount of your additional purchase. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. As shown in the tables below, a portion of the sales

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charge is paid as a commission to your Financial Advisor on the sale of Class A Shares. The total amount of the sales charge, if any, differs depending on the amount you invest as shown in the tables below.

Highland Long/Short Equity Fund and Highland Healthcare Fund

	Sales Charge
	As a		% of
	% of	As a	Offering Price
	the Public	% of	Paid to
	Offering	Your Net	Financial
Amount Invested	Price	Investment	Advisor

Less than $50,000	5.50%	5.82%	4.75%
$50,000 to $99,999	4.25%	4.44%	3.75%
$100,000 to $249,999	3.25%	3.36%	2.75%
$250,000 to $499,999	2.25%	2.30%	1.75%
$500,000 to $999,999	1.75%	1.78%	1.50%
Greater than $1,000,000*	None	None	**

Highland High Income Fund and Highland Income Fund

	Sales Charge
	As a		% of
	% of	As a	Offering Price
	the Public	% of	Paid to
	Offering	Your Net	Financial
Amount Invested	Price	Investment	Advisor

Less than $50,000	4.50%	4.71%	4.00%
$50,000 to $99,999	4.00%	4.17%	3.50%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
Greater than $1,000,000*	None	None	**

*	Class A Shares bought without an initial sales charge in accounts aggregating $1 million or more at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of purchase. Subsequent Class A Share purchases that bring your account value above $1 million are not subject to a front-end sales charge, but are subject to a CDSC if redeemed within 18 months of purchase. The 18-month period begins on the day the purchase is made. The CDSC does not apply to shares purchased for retirement plans through a fee-based program.

**	For Class A Share purchases of $1 million or more, Financial Advisors receive a cumulative commission from the Underwriter as follows:

% Offering Price Paid to
Amount Purchased	Financial Advisor

Less than $3 million	1.00%
$3 million to less than $5 million	0.80%
$5 million to less than $25 million	0.50%
$25 million or more	0.25%

For Class A Share purchases by participants in certain group retirement plans offered through a fee-based program, Financial Advisors receive a commission of 1.00% of the offering price from the Underwriter on all

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purchases by a single participant of less than $3 million. No CDSCs will apply to any redemption of shares so purchased.

Reduced Class A Sales Charges for Larger Investments

You may pay a lower sales charge when purchasing Class A Shares through Rights of Accumulation, which work as follows: if the combined value (determined at the current public offering price) of your accounts in all classes of shares of a Fund and other Participating Funds (as defined below) maintained by you, your spouse or your minor children, together with the value (also determined at the current public offering price) of your current purchase, reaches a sales charge discount level (according to the above chart), your current purchase will receive the lower sales charge, provided that you have notified the Underwriter and your Financial Advisor, if any, in writing of the identity of such other accounts and your relationship to the other account holders and submitted information (such as account statements) sufficient to substantiate your eligibility for a reduced sales charge. Such reduced sales charge will be applied upon confirmation of such shareholders’ holdings by the Transfer Agent. A Fund may terminate or amend this Right of Accumulation at any time without notice. As used herein, “Participating Funds” refers to Long/Short Equity Fund, Healthcare Fund, High Income Fund, Income Fund, the Floating Rate Funds, the Money Market Fund (each as defined below under “Exchange of Shares”) and registered, open-end investment companies advised by the Adviser and distributed by the Underwriter and as otherwise permitted from time to time by the Board of Trustees.

You may also pay a lower sales charge when purchasing Class A Shares and shares of other Participating Funds by signing a Letter of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $100,000 within 13 months. If your Letter of Intent purchases are not completed within 13 months, your account will be adjusted by redemption of the amount of shares needed to pay the higher initial sales charge level for the amount actually purchased. Upon your request, a Letter of Intent may reflect purchases within the previous 90 days. See the SAI for additional information about this privilege.

In addition, certain other investors may purchase shares at a reduced sales charge or NAV, which is the value of a Fund share excluding any sales charges. See the SAI for a description of these situations.

Each Fund makes available free of charge on its website (http://www.highlandfunds.com) information regarding its sales charges, arrangements that result in breakpoints of the sales charges, the methods used to value accounts in order to determine whether an investor has met a breakpoint and the information investors must provide to verify eligibility for a breakpoint. Hyperlinks that facilitate access to such information are available on the Funds’ website.

Class C Shares

Your purchases of Class C Shares are made at the NAV per share for Class C Shares. Although Class C Shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding Class C Shares for one year, you may sell them at any time without paying a CDSC. Class C Shares do not convert to Class A Shares. The Underwriter pays your Financial Advisor an up-front commission of 1.00% on sales of Class C Shares.

Distribution and Service Fees

Each Fund is authorized under separate distribution plans (each a “Plan” and collectively the “Plans”) to use the assets attributable to each Fund’s Class A and Class C Shares to finance certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class A and Class C Shares and the services provided to you by your Financial Advisor. The Plans operate in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares.

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Under the Plans, distribution and service fees paid by each Fund to the Underwriter will be at an annual rate of 0.35% of average daily net assets attributable to Class A Shares and 1.00% of average daily net assets attributable to Class C Shares. The Underwriter may pay all or a portion of these fees to Financial Advisors whose clients own shares of the Funds. These payments may include fees payable to NexBank Securities, Inc. (“NexBank”), a FINRA member broker-dealer that is an affiliate of the Adviser. Because the distribution and service fees are payable regardless of the Underwriter’s expenses, the Underwriter may realize a profit from the fees. The Plans authorize any other payments by the Funds to the Underwriter and its affiliates to the extent that such payments might be construed to be indirect financing of the distribution of shares of the Funds. Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in a Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of FINRA.

The Plans will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Funds and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Plans. The Plans may not be amended to increase the fees materially without approval by a vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plans must be approved by the Trustees in the manner provided in the foregoing sentence. A Plan may be terminated with respect to a class at any time by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

In addition, Highland and/or the Underwriter may, from time to time, at their own expense out of their own financial resources, make cash payments to broker-dealers as an incentive to sell shares of the Funds and/or to promote retention of their customers’ assets in the Funds. Such cash payments may be calculated on sales of shares of the Funds (“Sales-Based Payments”) or on the average daily net assets of the Funds attributable to that particular broker-dealer (“Asset-Based Payments”). Each of Highland and/or the Underwriter may agree to make such cash payments to a broker-dealer in the form of either or both Sales-Based Payments and Asset-Based Payments. Highland and/or the Underwriter may also make other cash payments to broker-dealers in addition to or in lieu of Sales-Based Payments and Asset-Based Payments, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those broker-dealers and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; allocable portions, based on shares of the Funds sold, of salaries and bonuses of registered representatives of an affiliated broker-dealer that is a Financial Advisor; or other expenses as determined in Highland’s or the Underwriter’s discretion, as applicable. In certain cases these other payments could be significant to the broker-dealers. Any payments described above will not change the price paid by investors for the purchase of the shares of the Funds, the amount that the Funds will receive as proceeds from such sales, or the amounts payable under the Plans. Each of Highland and/or the Underwriter determines the cash payments described above in its discretion in response to requests from broker-dealers, based on factors it deems relevant. Broker-dealers may not use sales of the Funds’ shares to qualify for any incentives to the extent that such incentives may be prohibited by law. Amounts paid by Highland and/or the Underwriter to any broker-dealer in connection with the distribution of any shares of the Funds will count towards the maximum imposed by FINRA on underwriter compensation in connection with the public offering of securities. In addition, Highland may utilize its own resources to compensate the Underwriter for distribution or service activities on behalf of the Funds. These payments are not reflected in the annual fund operating expenses section of the “Fees and Expenses” table for the Funds.

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Contingent Deferred Sales Charges (“CDSCs”)

As described above, certain investments in Class A and Class C Shares are subject to a CDSC. You will pay the CDSC only on shares you redeem within the prescribed amount of time after purchase. The CDSC is applied to the NAV at the time of purchase or redemption, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the date on which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When shares are redeemed, the Funds will automatically redeem those shares (if any) not subject to a CDSC and then those you have held the longest. In certain circumstances, CDSCs may be waived, as described in the SAI.

Availability of Information

Information regarding sales charges of the Funds and the applicability and availability of discounts from sales charges is available free of charge through the Funds’ website at http://www.highlandfunds.com, which provides links to the Prospectus and SAI containing the relevant information.

REDEMPTION OF SHARES

Each Fund redeems its shares based on the NAV next determined after the Transfer Agent or Financial Advisor receives your redemption request in good form or in good order. Each Fund reserves the right to reject any redemption request that is not in good form or in good order. The specific requirements for good form or in good order depend on the type of account and transaction and the method of redemption. Contact Highland if you have any questions about your particular circumstances. Generally, “good form” or “in good order” means that the redemption request meets all applicable requirements described in the Prospectus and SAI. See “Net Asset Value” for a description of the calculation of NAV per share.

You can redeem shares of a Fund on any day that the NYSE is open for business. Each Fund, however, may suspend the right of redemption and postpone payment for more than seven days: (i) during periods when trading on the NYSE is closed on days other than weekdays or holidays; (ii) during periods when trading on the NYSE is restricted; (iii) during any emergency which makes it impractical for a Fund to dispose of its securities or fairly determine the NAV of the Fund; and (iv) during any other period permitted by the SEC for your protection.

The Funds are intended for long-term investors and not for those who wish to trade frequently in shares of the Funds. The Funds believe that excessive short-term trading of shares of the Funds, such as by traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies, creates risks for the Funds and their long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs and potential dilution in the value of shares.

In order to discourage frequent short-term trading in Fund shares, the Board of Trustees has adopted policies and procedures that impose a 2.00% redemption fee (short-term trading fee) on Class A Shares and Class C Shares that are redeemed or exchanged within two months or less after the date of a purchase. This fee is calculated based on the shares’ aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge, is retained by each Fund, and does not benefit the Fund’s Adviser, Underwriter or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to a Fund’s exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by a Fund, (iii) shares were purchased through programs that collect the redemption fees at the program level and remit them to a Fund, (iv) shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading polices in place or as to which the Adviser has received assurances that look-

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through redemption fee procedures or effective anti-short-term trading policies and procedures will be in place or (v) shares were purchased through certain qualified and non-qualified retirement plans if recordkeepers for retirement plan participants cannot implement redemption fees because of systems’ limitations and such recordkeepers have provided verification to that effect. Such recordkeepers may be permitted to delay, temporarily, the implementation of redemption fees. These programs include programs utilizing omnibus accounts. The Funds seek to apply these policies uniformly.

Any shareholder purchasing shares of a Fund through a Financial Advisor should check with the Financial Advisor or the Fund to determine whether the shares will be subject to a short-term trading fee.

Each Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading or if such purchase or exchange is not in the best interests of the Fund and to limit, delay or impose other conditions on purchases or exchanges. Each Fund has adopted a policy of seeking to minimize short-term trading in its shares and monitors purchase, exchange and redemption activities to assist in minimizing short-term trading.

You may redeem shares of a Fund through your Financial Advisor or its authorized designee or directly from the Fund through the Transfer Agent. If you hold your shares in an individual retirement account (“IRA”), you should consult a tax advisor concerning the current tax rules applicable to IRAs. Outlined below are various methods for redeeming shares:

Method	Instructions

By letter	You may mail a letter requesting redemption of shares to: “Highland Long/Short Equity Fund,” “Highland Healthcare Fund,” “Highland High Income Fund” or “Highland Income Fund,” c/o PNC Global Investment Servicing, P.O. Box 9840, Providence, RI 02940. Your letter should state the name of the Fund, the share class, the dollar amount or number of shares you are redeeming and your account number. You must sign the letter in exactly the same way the account is registered. If there is more than one owner of shares, all must sign. A Medallion signature guarantee is required for each signature on your redemption letter. You can obtain a Medallion signature guarantee from financial institutions, such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a Medallion signature guarantee. If the account is registered to a corporation, trust or other entity, additional documentation may be needed. Please call (877) 665-1287 for further details.

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Method	Instructions

By telephone or the Internet	Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with the Transfer Agent by calling (877) 665-1287 or visiting the Funds’ website at http://www.highlandfunds.com. If the Transfer Agent acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither the Transfer Agent nor the Fund will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire or invested in Long/Short Equity Fund, Healthcare Fund, High Income Fund, Income Fund, Floating Rate Funds or Money Market Fund (each as defined below under “Exchange of Shares”) or registered, open-end investment companies advised by the Adviser and distributed by the Underwriter and as otherwise permitted from time to time by the Board of Trustees. Among the procedures the Transfer Agent may use are passwords or verification of personal information. The Funds may impose limitations from time to time on telephone or Internet redemptions.
Proceeds by check	The Funds will make checks payable to the name(s) in which the account is registered and normally will mail the check to the address of record within seven days.
Proceeds by bank wire	The Funds accept telephone or Internet requests for wire redemption in amounts of at least $1,000. The Funds will send a wire to either a bank designated on your new account application or on a subsequent letter in good form or in good order as described above under the instructions for redeeming shares “By letter.” The proceeds are normally wired on the next business day.

Automatic Cash Withdrawal Plan

You may automatically redeem shares on a monthly basis if you have at least $10,000 in your account and if your account is directly registered with the Transfer Agent. Call (877) 665-1287 or visit http://www.highlandfunds.com for more information about this plan.

Involuntary Redemption

A Fund may redeem all shares in your account (other than an IRA) if their aggregate value falls below $5,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing if a Fund initiates such action and allowed 30 days to increase the value of your account to at least $5,000.

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Redemption Proceeds

A redemption request received by a Fund will be effected at the NAV per share next determined after the Fund receives the request in good form or in good order. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If, however, you purchased your Fund shares by check or ACH transaction, and unless you have documentation satisfactory to the Fund that your transaction has cleared, the Fund may hold proceeds for shares purchased by check or ACH until the purchase amount has been deemed collected, which is eight business days from the date of purchase for checks and five business days from the date of purchase for ACH transactions. While the Fund will delay the processing of the payment until the check clears, your shares will be valued at the NAV per share next determined after receipt by the Transfer Agent or your Financial Advisor of your redemption request in good form.

The Funds may pay your redemption proceeds wholly or partially in portfolio securities. Payments would be made in portfolio securities, which may include illiquid securities, only if the Adviser or the Board of Trustees believes that it would be in a Fund’s best interests not to pay redemption proceeds in cash. If a Fund pays your redemption proceeds in portfolio securities, you will be exposed to market risk until you convert these portfolio securities into cash, and you will likely pay commissions upon any such conversion. If you receive illiquid securities, you could find it more difficult to sell such securities and may not be able to sell such securities at prices that reflect the Adviser’s or your assessment of their fair value or the amount paid for them by the Funds. Illiquidity may result from the absence of an established market for such securities as well as legal, contractual or other restrictions on their resale and other factors. Redemptions of shares are generally taxable transactions for U.S. federal income tax purposes (see “Taxation”).

EXCHANGE OF SHARES

Shareholders of the Funds may exchange their Fund shares on any business day for shares of the same share class of any series of Highland Funds I (currently, Highland Long/Short Equity Fund, Highland Healthcare Fund, Highland High Income Fund and Highland Income Fund; collectively, the “Funds”), and such exchanges will be effected at the relative daily NAVs per share, plus any applicable redemption fee with respect to the exchanged shares (see “Redemption of Shares”). If you do not currently have an account in the Fund into which you wish to exchange your shares, you will need to exchange at least $5,000 ($25 for individual retirement accounts) of Fund shares in order to satisfy such Fund’s current minimum investment account requirement. Read the Prospectus carefully before investing.

You can also exchange your Fund shares on any business day for shares of the same share class of Highland Floating Rate Fund or Highland Floating Rate Advantage Fund (together, the “Floating Rate Funds”), and such exchanges will be effected at the relative daily NAVs per share, plus any applicable redemption fee with respect to the exchanged shares (see “Redemption of Shares”). If you do not currently have an account in the Floating Rate Funds into which you wish to exchange your shares, you will need to exchange at least $2,500 ($25 for individual retirement accounts) of Fund shares in order to satisfy the Floating Rate Funds’ current minimum investment account requirement. Call (877) 665-1287 for the applicable Floating Rate Fund’s prospectus, including applicable investment minimums, and read it carefully before investing. While exchanges from the Funds to either of the Floating Rate Funds may be effected on any business day at relative NAVs per share, the liquidation of shares of the Floating Rate Funds may be effected only on their respective quarterly repurchase dates.

Additionally, you can also exchange your Fund shares on any business day for shares of the RBB Money Market Fund (the “Money Market Fund”), a money market mutual fund advised by BlackRock Institutional Management Corporation. The minimum to open an account in the Money Market Fund is currently $1,000. Call (877) 665-1287 for the Money Market Fund prospectus, including applicable investment minimums, and read it carefully before investing.

LONG/SHORT EQUITY FUND
HEALTHCARE FUND
HIGH INCOME FUND
INCOME FUND

Shareholders of the Funds and the Money Market Fund may exchange their shares daily and shareholders of the Floating Rate Funds may exchange their shares quarterly for shares of the same class of one of the Funds at the relative daily NAVs per share. The Floating Rate Funds are closed-end funds, the shares of which are continuously offered pursuant to their respective separate prospectuses. However, shares of the Floating Rate Funds are not redeemable, and, unlike most closed-end funds, the shares of the Floating Rate Funds are not traded on a stock exchange. Consequently, the only way that a shareholder of the Floating Rate Funds may liquidate shares of those funds is by tendering shares, or effecting an exchange, on the next quarterly repurchase date. Shareholders of the Floating Rate Funds may exchange their shares for shares of one another or for shares of the Funds pursuant to an exemptive order granted by the SEC that permits the Floating Rate Funds to comply with the exchange rules under the 1940 Act as though the Floating Rate Funds were open-end funds.

If the shares of the Funds or any Participating Fund (other than the Money Market Fund) that you are exchanging (the “Exchanged Shares”) are subject to a CDSC, you will not be charged that CDSC upon the exchange. However, when you sell the shares acquired through the exchange (the “Acquired Shares”), the shares sold may be subject to a CDSC, depending upon when you originally purchased the Exchanged Shares. For purposes of determining the applicability of a CDSC, the length of time you own your shares will be computed from the date of your original purchase of the Exchanged Shares (and includes the period during which the Acquired Shares were held), and the applicable CDSC will be based on the CDSC schedule of the Exchanged Shares. No CDSC is charged when you exchange your shares of the Funds into the Money Market Fund; however, notwithstanding any statement above to the contrary, the applicable CDSC (based on the CSDC schedule of the Exchanged Shares) will be imposed when shares are redeemed from the Money Market Fund and will be calculated without regard to the holding time of the Money Market Fund.

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, the Funds may reject any exchange request for any reason, including if they do not think that the exchange is in the best interests of the Funds and/or their shareholders. The Funds may also terminate your exchange privilege if the Adviser determines that your exchange activity is likely to adversely impact its ability to manage the Funds or if the Funds otherwise determine that your exchange activity is contrary to their short-term trading policies and procedures.

Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes (see “Taxation”).

To exchange by telephone, call (877) 665-1287. Please have your account number and taxpayer identification number available when calling.

NET ASSET VALUE

The NAV per share of each Fund’s Class A Shares and Class C Shares is calculated as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time, on each day that the NYSE is open for business. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day or on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The NAV per share of each class of shares of a Fund is computed by dividing the value of the Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the class of shares by the total number of shares of the class outstanding at the time the determination is made. The price of a particular class of a Fund’s shares for the purpose of purchase and redemption orders will be based upon the calculation of NAV per share of the Fund next made after the purchase or redemption order is received in good form or in good order. The value of a Fund’s portfolio assets may change on days the Fund is closed and on which you are not able to purchase or sell your shares.

LONG/SHORT EQUITY FUND
HEALTHCARE FUND
HIGH INCOME FUND
INCOME FUND

Each Fund’s portfolio securities are valued in accordance with the Fund’s valuation policies approved by the Board of Trustees. The value of the Funds’ investments is generally determined as follows:

•	Portfolio securities for which market quotations are readily available are valued at their current market value, except that debt securities that are not credit-impaired and have remaining maturities of 60 days or less will be valued at amortized cost, a method of valuation which approximates market value.

•	Foreign securities listed on foreign exchanges are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when a Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or redeem shares of a Fund.

•	Investments by a Fund in any other mutual fund are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

•	All other portfolio securities, including derivatives and cases where market quotations are not readily available, are valued at fair value as determined in good faith pursuant to procedures established by the Board of Trustees. Pursuant to the Funds’ pricing procedures, securities for which market quotations are not readily available may include securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund which holds the security). Market quotations may also be not “readily available” if an event occurs after the close of the principal exchange on which a portfolio security trades (but before the time for calculation of a Fund’s NAV) if that event affects or is likely to affect (more than minimally) the NAV per share of a Fund. Fair value pricing involves judgments that are inherently subjective and inexact; as a result, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

DIVIDENDS AND DISTRIBUTIONS

Long/Short Equity Fund and Healthcare Fund intend to pay dividends and any capital gain distributions on an annual basis. High Income Fund and Income Fund intend to pay monthly dividends and any capital gains distributions on an annual basis. You may have dividends or capital gain distributions that are declared by a Fund automatically reinvested at NAV in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or in Fund shares at the time you purchase your shares. You may change this election by notifying the applicable Fund in writing at any time prior to the record date for a particular dividend or distribution. Dividends and other taxable distributions are taxable to you even if they are reinvested in additional shares of a Fund. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price based on the NAV per share on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Funds will pay any dividends or make any capital gain distributions.

TAXATION

The following discussion is a summary of certain U.S. federal income tax considerations generally applicable to investments in the Funds. Your investment may have other tax implications. The discussion reflects provisions of the Code, existing Treasury regulations, rulings published by the Internal Revenue Service (“IRS”), and other applicable authorities, as of the date of this prospectus. These authorities may be changed, possibly with retroactive effect, or

LONG/SHORT EQUITY FUND
HEALTHCARE FUND
HIGH INCOME FUND
INCOME FUND

subject to new legislative, administrative or judicial interpretations. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax law concerns affecting the Funds and their shareholders (including shareholders owning large positions in the Funds), and the discussion set forth herein does not constitute tax advice. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you. For more information, please see “Income Tax Considerations” in the SAI.

Each Fund intends to elect to be treated and to qualify annually as a RIC under Subchapter M of the Code. If the Fund so qualifies and satisfies certain distribution requirements, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders in a timely manner in the form of dividends or capital gains dividends (as defined below). Each Fund intends to distribute at least annually all or substantially all of its income and capital gains. Each Fund will be subject to a Fund-level income tax at regular corporate income tax rates on any taxable income or gains that it does not distribute to its shareholders.

Although High Income Fund and Income Fund do not presently expect to do so, each Fund is authorized to borrow funds and to sell assets in order to satisfy distribution requirements. Moreover, each of these Fund’s ability, particularly that of High Income Fund, to dispose of assets to meet its distribution requirements may be limited by (i) the illiquid nature of its portfolio and/or (ii) other requirements relating to its status as a RIC, including the diversification requirements. If either Fund disposes of assets in order to meet the distribution requirements or to avoid the federal excise tax, disclosed below, such Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement will be subject to a nondeductible 4% federal excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. While each Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% federal excise tax, there can be no assurance that sufficient amounts of a Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, a Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

Additionally, if for any taxable year a Fund does not qualify as a RIC, all of its taxable income would be subject to a Fund-level tax at regular corporate income tax rates without any deduction for distributions to shareholders. This treatment would reduce the Fund’s net income available for investment or distribution to its shareholders. In addition, all distributions from earnings and profits, including any net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders or to be treated as “qualified dividend income” in the case of individual shareholders. A Fund also could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

Certain of a Fund’s investment practices, including derivative transactions, short sales and hedging activities, generally, will be subject to special and complex U.S. federal income tax provisions that could, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain or “qualified dividend income” into higher taxed short-term capital gain or ordinary income; (iii) accelerate income; (iv) convert short-term losses into long-term losses; (v) cause the Funds to recognize income or gain without a corresponding receipt of cash; (vi) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; (vii) cause adjustments in the holding periods of the Funds’ securities; and/or (vii) adversely alter the characterization of certain complex financial transactions. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to Fund shareholders. In particular, a Fund may recognize

LONG/SHORT EQUITY FUND
HEALTHCARE FUND
HIGH INCOME FUND
INCOME FUND

original issue discount (i.e., ordinary income prior to a corresponding receipt of cash) if the Funds acquire zero coupon securities, step-up bonds, deferred interest securities or certain other securities, and the market discount rules may convert capital gains into ordinary income. A Fund may be required to borrow money or dispose of securities (including at a time when it is not advantageous to do so) to mitigate the effect of these provisions and prevent its disqualification as a RIC. In addition, a Fund’s short sale transactions may increase the portion of the Fund’s distributions that are taxable to shareholders as ordinary income.

Special tax rules may change the treatment of gains and losses recognized by a Fund when that Fund invests in certain foreign securities or currencies. The application of these special rules may also affect the timing, amount and character of distributions made by a Fund. In addition, dividend, interest and other income received by a Fund from investments outside the U.S. may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between the U.S. and other countries may reduce or eliminate such taxes. The Funds do not expect that they will be eligible to elect to treat any foreign taxes they paid as paid by their shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own returns. Foreign taxes paid by a Fund will reduce the return from such Fund’s investments.

Distributions paid to you by a Fund from net realized long-term capital gain (that is, the excess of any net long-term capital gain over net short-term capital loss) that the Fund designates as capital gain dividends (“capital gain dividends”) are taxable as long-term capital gain, regardless of how long you have held your shares. Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2011. All other dividends paid to you by a Fund (including dividends from short-term capital gain (that is, the excess of any net short-term capital gain over any net long-term capital loss)) from its current or accumulated earnings and profits are generally subject to tax as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided holding periods and other requirements are met at both the shareholder and Fund level. It is not generally expected that a significant portion of High Income Fund’s or Income Fund’s distributions will qualify for favorable tax treatment as “qualified dividend income” for individual shareholders or as income eligible for the dividend-received deduction for corporate shareholders.

If, for any taxable year, a Fund’s total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of your tax basis in the shares. The amount treated as a tax-free return of capital will reduce your tax basis in the shares, thereby increasing your potential gain or reducing your potential loss on the subsequent sale of the shares. Any amounts distributed to you in excess of your tax basis in the shares will be taxable to you as capital gain (assuming the shares are held as a capital asset).

Dividends and other taxable distributions are taxable to you, whether received in cash or reinvested in additional shares of a Fund. Dividends and other distributions paid by a Fund generally are treated as received by you at the time the dividend or distribution is made. If, however, a Fund pays you a dividend in January that was declared in the previous October, November or December and you were a shareholder of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

The price of shares purchased at any time may reflect the amount of a forthcoming distribution. If you purchase shares just prior to a distribution, you will receive a distribution that will be taxable to you even though it represents in part a return of your invested capital.

Each Fund will send you information after the end of each calendar year setting forth the amount and tax status of any distributions paid to you by the Fund. Ordinary income dividends and capital gain dividends may also be subject to state and local taxes.

LONG/SHORT EQUITY FUND
HEALTHCARE FUND
HIGH INCOME FUND
INCOME FUND

If you sell or otherwise dispose of any of your shares of a Fund (including (i) exchanging them for shares of another Fund (the Floating Rate Funds, the Money Market Fund or any other Participating Fund) or (ii) through a redemption), you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such shares of the Fund and the amount you receive upon disposition of such shares. If you hold your shares as capital assets, any such gain or loss will be long-term capital gain or loss if you have held (or are treated as having held) such shares for more than one year at the time of sale. All or a portion of any loss you realize on a taxable sale or exchange of your shares of a Fund will be disallowed if you acquire other shares of the same Fund (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. In addition, any loss realized upon a taxable sale or exchange of Fund shares held (or deemed held) by you for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the shares. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

A Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to you if: (i) you fail to provide the Fund (or its agent) with your correct taxpayer identification number (in the case of an individual, generally, such individual’s social security number) or to make the required certification; or (ii) the Fund has been notified by the IRS that you are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE PROVISIONS OF THE CODE AND THE TREASURY REGULATIONS IN EFFECT AS THEY DIRECTLY GOVERN THE TAXATION OF THE TRUST AND ITS SHAREHOLDERS. THESE PROVISIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE OR ADMINISTRATIVE ACTION, AND ANY SUCH CHANGE MAY BE RETROACTIVE. A MORE COMPLETE DISCUSSION OF THE TAX RULES APPLICABLE TO THE TRUST CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS REGARDING SPECIFIC QUESTIONS AS TO U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME OR OTHER TAXES.

FINANCIAL HIGHLIGHTS
HIGHLAND LONG/SHORT EQUITY FUND*

The financial highlights tables are intended to help you understand each Fund’s financial performance for Class A and C Shares. The Funds’ fiscal year runs from September 1 to August 31. Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from each Fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with this information, appears in the relevant Fund’s 2008 Annual Report. Each Fund’s 2008 Annual Report is incorporated by reference into the Funds’ SAI. To request a Fund’s 2008 Annual Report, please call (877) 665-1287.

	Class A		Class A		Class C		Class C
	Shares for		Shares for		Shares for		Shares for
	the Year		the Period		the Year		the Period
	Ended		Ended		Ended		Ended
	August 31,		August 31,		August 31,		August 31,
	2008		2007(1)		2008		2007(1)

Net Asset Value, Beginning of Year	$10.92		$10.00		$10.90		$10.00
Income from Investment Operations:
Net investment loss	(0.04	)(2)	(0.01)		(0.11	)(2)	(0.03)
Redemption fees added to paid-in capital	—	(3)	—	(3)	—	(3)	—	(3)
Net realized and unrealized gain	0.04	(2)	0.93		0.03	(2)	0.93

Total from investment operations	—		0.92		(0.08)		0.90
Less Distributions Declared to Shareholders:
From net investment income	(0.04)		—		(0.02)		—
From net realized gains	(0.38)		—		(0.38)		—

Total distributions declared to shareholders	(0.42)		—		(0.40)		—
Net Asset Value, End of Year	$10.50		$10.92		$10.42		$10.90
Total return(4)	0.01%		9.20	%(5)	(0.74)%		9.00	%(5)
Ratios to Average Net Assets/ Supplemental Data:
Net assets, end of period (in 000’s)	$17,711		$16,757		$7,324		$5,109
Total expenses	4.33%		5.25%		4.98%		5.90%
Waiver/reimbursement	(1.85)%		(2.30)%		(1.85)%		(2.30)%
Net operating expenses(6)	2.48%		2.95%		3.13%		3.60%
Short Sales, Dividend and Interest Expense	0.34%		0.01%		0.34%		0.01%
Net Expenses(6)	2.82%		2.96%		3.47%		3.61%
Net investment income/(loss)	(0.36)%		(0.41)%		(1.01)%		(1.06)%
Portfolio turnover rate	206%		58	%(5)	206%		58	%(5)

(1)	The Fund commenced operations on December 5, 2006.

(2)	Per share data was calculated using average shares outstanding during the period.

(3)	Represents less than $0.005 per share.

(4)	Total return is at net asset value assuming all distributions reinvested and no initial sales charge or CDSC. Had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(5)	Not annualized.

(6)	Net expense ratio has been calculated after applying any waiver/reimbursement.

*	Effective December 23, 2008, “Highland Equity Opportunities Fund” was renamed “Highland Long/Short Equity Fund.”

HIGHLAND HEALTHCARE FUND

	Class A		Class C
	Shares for		Shares for
	the Period		the Period
	Ended		Ended
	August 31,		August 31,
	2008(1)		2008(1)

Net Asset Value, Beginning of Period	$10.00		$10.00
Income from Investment Operations:
Net investment loss	(0.03)		(0.05)
Net realized and unrealized gain	0.33		0.33

Total from investment operations	0.30		0.28
Less Distributions Declared to Shareholders:
From net investment income	—		—

Total distributions declared to shareholders	—		—
Net Asset Value, End of Period	$10.30		$10.28
Total return(2)	3.00	%(3)	2.80	%(3)
Ratios to Average Net Assets/ Supplemental Data:
Net assets, end of period (in 000’s)	$155		$159
Total expenses	6.85%		7.50%
Waiver/reimbursement	(4.50)%		(4.50)%
Net operating expenses(4)	2.35%		3.00%
Net investment income/(loss)	(1.00)%		(1.65)%
Portfolio turnover rate	36	%(3)	36	%(3)

(1)	The Fund commenced operations on May 5, 2008.

(2)	Total return is at net asset value assuming all distributions reinvested and no initial sales charge or CDSC. Had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(3)	Not annualized.

(4)	Net expense ratio has been calculated after applying any waiver/reimbursement.

HIGHLAND HIGH INCOME FUND

	Class A	Class A		Class C	Class C
	Shares for	Shares for		Shares for	Shares for
	the Year	the Year		the Year	the Year
	Ended	Ended		Ended	Ended
	August 31,	August 31,		August 31,	August 31,
	2008	2007(1)		2008	2007(1)

Net Asset Value, Beginning of Year	$9.58	$10.00		$9.58	$10.00
Income from Investment Operations:
Net investment income	0.70	0.30	(2)	0.65	0.27	(2)
Redemption fees added to paid-in-capital	— (3)	—		— (3)	—
Net realized and unrealized gain/(loss)	(1.78)	(0.42	)(2)	(1.78)	(0.42	)(2)

Total from investment operations	(1.08)	(0.12)		(1.13)	(0.15)
Less Distributions Declared to Shareholders:
From net investment income	(0.70)	(0.30)		(0.65)	(0.27)

From net realized gains	(0.44)	—		(0.44)	—

Total distributions declared to shareholders	(1.14)	(0.30)		(1.09)	(0.27)
Net Asset Value, End of Year	$7.36	$9.58		$7.36	$9.58
Total return(4)	(12.20)%	(1.26	)%(5)	(12.77)%	(1.59	)%(5)
Ratios to Average Net Assets/ Supplemental Data:
Net assets, end of period (in 000’s)	$87	$99		$86	$98
Total expenses	8.43%	5.89%		9.08%	6.54%
Waiver/reimbursement	(6.08)%	(3.54)%		(6.08)%	(3.54)%
Net operating expenses(6)	2.35%	2.35%		3.00%	3.00%
Interest expense	0.02%	N/A		0.02%	N/A
Net expenses(6)	2.37%	2.35%		3.02%	3.00%
Net investment income	8.34%	6.06%		7.69%	5.41%
Portfolio turnover rate	94%	641	%(5)	94%	641	%(5)

(1)	The Fund commenced operations on March 5, 2007.

(2)	Per share data was calculated using average shares outstanding during the period.

(3)	Represents less than $0.005 per share.

(4)	Total return is at net asset value assuming all distributions reinvested and no initial sales charge or CDSC. Had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(5)	Not annualized.

(6)	Net expense ratio has been calculated after applying any waiver/reimbursement.

HIGHLAND INCOME FUND

	Class A	Class A		Class C	Class C
	Shares for	Shares for		Shares for	Shares for
	the Year	the Year		the Year	the Year
	Ended	Ended		Ended	Ended
	August 31,	August 31,		August 31,	August 31,
	2008	2007(1)		2008	2007(1)

Net Asset Value, Beginning of Year	$9.88	$10.00		$9.88	$10.00
Income from Investment Operations:
Net investment income	0.56	0.25	(2)	0.49	0.22	(2)
Redemption fees added to paid-in-capital	— (2)	—		— (2)	—
Net realized and unrealized gain/(loss)	(0.67)	(0.12	)(2)	0.66	(0.12)

Total from investment operations	(0.11)	0.13		(0.17)	0.10
Less Distributions Declared to Shareholders:
From net investment income	(0.56)	(0.25)		(0.49)	(0.22)

From net realized gains	(0.38)	—		(0.38)	—

Total distributions declared to shareholders	(0.94)	(0.25)		(0.87)	(0.22)
Net Asset Value, End of Year	$8.83	$9.88		$8.84	$9.88
Total return(4)	(1.30)%	1.24	%(5)	(2.02)%	0.92	%(5)
Ratios to Average Net Assets/ Supplemental Data:
Net assets, end of period (in 000’s)	$140	$101		$542	$112
Total expenses	7.15%	5.85%		7.80%	6.50%
Waiver/reimbursement	(4.80)%	(3.50)%		(4.80)%	(3.50)%
Net operating expenses(6)	2.35%	2.35%		3.00%	3.00%
Interest expense	0.06%	0.15%		0.06%	0.15%
Net expenses(6)	2.41%	2.50%		3.06%	3.15%
Net investment income	5.97%	4.96%		5.32%	4.31%
Portfolio turnover rate	70%	590	%(5)	70%	590	%(5)

(1)	The Fund commenced operations on March 5, 2007.

(2)	Per share data was calculated using average shares outstanding during the period.

(3)	Represents less than $0.005 per share.

(4)	Total return is at net asset value assuming all distributions reinvested and no initial sales charge or CDSC. Had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(5)	Not annualized.

(6)	Net expense ratio has been calculated after applying any waiver/reimbursement.

MAILINGS TO SHAREHOLDERS

In order to reduce duplicative mail and expenses of the Funds, we may, in accordance with applicable law, send a single copy of the Funds’ Prospectus and shareholder reports to your household even if more than one family member in your household owns shares of the Funds. Additional copies of the Prospectus and shareholder reports may be obtained by calling (877) 665-1287. If you do not want us to consolidate your Fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will furnish separate mailings, in accordance with instructions, within 30 days of your request.

PRIVACY POLICY

We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information.  We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;

•	Web site information, including any information captured through our use of “cookies”; and

•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information.  We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information.  We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

More information about Highland Long/Short Equity Fund, Highland Healthcare Fund, Highland High Income Fund and Highland Income Fund (the “Funds”), each an investment portfolio of Highland Funds I (the “Trust”), is available without charge through the following: Statement of Additional Information (SAI) The SAI, as it may be amended or supplemented from time to time, includes more detailed information about the Funds and is available, free of charge, on the Funds’ website. The SAI is on file with the SEC and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus. Annual and Semi-Annual Reports Additional information about the Funds’ investments will be available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. To Obtain More Information: By Internet: http://www.highlandfunds.com By Telephone: Call (877) 665-1287 By Mail: Highland Funds c/o PNC Global Investment Servicing P.O. Box 9840 Providence, RI 02940 By Overnight Mail: Highland Funds c/o PNC Global Investment Servicing 101 Sabin Street Pawtucket, RI 02860 From the SEC: You can also obtain the SAI or the annual and semi-annual reports, as well as other information about the Funds, from the EDGAR Database on the SEC’s website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-551-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to: Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102 The Trust’s Investment Company Act Registration Number: 811-21866 Highland Funds c/o PNC Global Investment Servicing 101 Sabin Street Pawtucket, RI 02860 www.highlandfunds.com 2009-HFI-PROSAC

Highland Long/Short Equity Fund (formerly, Highland Equity Opportunities Fund) Highland Healthcare Fund Highland High Income Fund Highland Income Fund Investment Portfolios of Highland Funds I managed by Highland Capital Management, L.P. Prospectus Class Z Shares December 23, 2008 Two Galleria Tower 13455 Noel Road, Suite 800 Dallas, TX 75240 Telephone: (877) 665-1287 Although these securities have been registered with the SEC, the SEC has not approved or disapproved any shares offered in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Not FDIC Insured May Lose Value No Bank Guarantee

LONG/SHORT EQUITY FUND

INVESTMENT AND RISK SUMMARY

HIGHLAND LONG/SHORT EQUITY FUND
(formerly, Highland Equity Opportunities Fund)

Investment Objective of Long/Short Equity Fund

The investment objective of Highland Long/Short Equity Fund (“Long/Short Equity Fund” or the “Fund”) is to seek consistent, above-average total returns primarily through capital appreciation, while also attempting to preserve capital and mitigate risk through hedging activities.

Principal Investment Strategies of Long/Short Equity Fund

The Fund invests, under normal circumstances, at least 80% of the value of its total assets (net assets, plus the amount of any borrowings for investment purposes) in equity securities. Equity securities of U.S. or non-U.S. issuers in which the Fund may invest include common stocks, preferred stocks, convertible securities, depositary receipts, warrants to buy common stocks and “derivatives” (as defined below) on any of the foregoing securities. The Fund may invest in equity securities of issuers of any market capitalization. The Fund will generally take long and short positions in equity securities and the Adviser will vary the Fund’s long-short exposure over time based on its assessment of market conditions and other factors. This is not a market-neutral strategy. In addition, the Fund may invest up to 20% of the value of its assets in a wide variety of other U.S. and non-U.S. non-equity securities and financial instruments, including but not limited to, bonds and other debt securities, money market instruments, illiquid securities, cash and cash equivalents. The Fund may invest any percentage of its assets in securities of non-U.S. issuers, including emerging market issuers. Such securities may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, primarily options, as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments for risk management and for income enhancement, which is also known as speculation.

The Fund may borrow an amount up to 33 1/3% (or such other percentage permitted by law) of its total assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may borrow for investment purposes, to meet redemption requests and for temporary, extraordinary or emergency purposes. The use of borrowing for investment purposes (i.e., leverage) increases both investment opportunity and investment risk. However, the Fund has no present intention to use borrowing for investment purposes.

The Fund’s investment strategy utilizes the analytical models of Highland Capital Management, L.P. (“Highland” or the “Adviser”) to evaluate potential long and short equity investments in companies of various market capitalizations in an attempt to isolate those securities that the Adviser believes are undervalued or overvalued relative to their intrinsic value and offer the greatest risk-adjusted potential for returns. As part of this strategy, the Adviser seeks to invest in industries, sectors and securities that it believes are more attractive on a relative basis. Additionally, the Adviser seeks to sell short industries, sectors and securities that it believes are less attractive on a relative basis. The Adviser seeks to understand a company and its industry before investing. The Adviser also seeks to take advantage of temporary market inefficiencies in order to boost the overall performance of the Fund. In addition to purchasing, or taking “long” positions in equity securities, the Fund’s investment strategy includes short selling, and may include investments in options and fixed-income securities (such as bonds and other debt securities) and the use of leverage, capital structure arbitrage (i.e., exploiting pricing inefficiencies in a company’s capital structure) and event-driven investments. The Fund expects to generate capital appreciation from its short sales and the use of leverage and capital structure arbitrage and expects to generate income (and capital appreciation, if any) from its event-driven investments and its investments in equity securities, options and fixed-income securities.

Long Equity.  The Adviser typically invests in the common equity of companies that the Adviser believes are trading below their intrinsic value. The Adviser will perform fundamental investment analysis to compare the market value of a company’s common equity to that company’s historical and expected cash flows, projected growth rate, return

1

LONG/SHORT EQUITY FUND

on invested capital, strategic positioning, and the forecasts, projections and valuations for the relevant industry group. The Adviser believes that the market generally will re-rate the value of a previously undervalued company within a year. To aid in the analytical process, the Adviser will gather information about a company from a variety of sources including, but not limited to, analysts, consultants, competitors, suppliers, customers and other industry representatives.

Short Sales.  The Adviser may short securities when the Adviser believes that a company: (i) is overvalued relative to normalized business and industry fundamentals; (ii) has a faulty business model; (iii) has poor earnings quality; (iv) engages in questionable accounting practices; (v) suffers from deteriorating industry or business fundamentals; (vi) shows declining cash flow and liquidity; and/or (vii) has weak management unable to adapt to changes in technology, regulation or the competitive environment. The Adviser will typically focus on specific companies that are experiencing any one or more of these elements. Technical analysis may be used to help in the decision making process and, to aid in the analytical process, the Adviser may gather information about a company from a variety of sources including, but not limited to, analysts, consultants, competitors, suppliers, customers and other industry representatives.

Investment Identification.  The Adviser uses two primary methods of identifying potential investments. The first method involves independent research of financial and corporate information through the use of publicly filed documentation, third-party research databases, news services and screening software. The second method relies on the professional relationships that the Adviser has established with money managers, leveraged buyout and private equity investors, investment bankers, research analysts, securities traders, brokers, corporate managers, corporate attorneys and accountants.

The Adviser will make investment decisions based on its analysis of a security’s relative value after taking into account its view of macroeconomic conditions and industry trends. It is contemplated that the Adviser will make investments without regard to a company’s level of capitalization or the tax consequences of the investment (short or long-term capital gains). In selecting investments for long positions of the Fund, the Adviser focuses on issuers that it believes: (i) have strong, free cash flow and pay regular dividends; (ii) have potential for long-term earnings per share growth; (iii) may be subject to a value catalyst, such as industry developments, regulatory changes, changes in management, sale or spin-off of a division or the development of a profitable new business; (iv) are well-managed; and (v) will benefit from sustainable long-term economic dynamics, such as globalization of an issuer’s industry or an issuer’s increased focus on productivity or enhancement of services.

Portfolio Evaluation.  Once an investment opportunity is determined to be attractive as a stand-alone investment, the Adviser will evaluate the effect of adding that investment to the Fund’s portfolio. In doing so, the Adviser will seek to minimize the market-related portfolio volatility as well as the risk of a capital loss by hedging such risks primarily by short selling, and, to a lesser extent, through the use of derivatives.

Investment and Portfolio Monitoring.  The Adviser will continually monitor the Fund’s positions to ensure that the investment thesis behind each is intact. The Adviser will also monitor trading prices so that profits can be taken as trading and intrinsic values converge or losses can be minimized in the event of a significant shift in an investment’s fundamental premise. The Adviser will further monitor investment positions in view of the portfolio as a whole in order to manage risk.

When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its total assets in defensive investments. Such investments may include fixed-income securities, high quality money market instruments, cash and cash equivalents. When following a defensive strategy, the Fund will be less likely to achieve its investment objective.

The foregoing percentage limitations apply at the time of purchase of securities. The Fund’s Board of Trustees (the “Board of Trustees”) may change any of the foregoing investment policies, including its investment objective, without shareholder approval, upon at least 60 days’ prior notice to shareholders of any change.

The Fund is non-diversified as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), but it will adhere to the diversification requirements applicable to regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund, however, is not intended to be a complete investment program.

2

LONG/SHORT EQUITY FUND

Principal Risks of Long/Short Equity Fund

When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors. Set forth below is a summary of the principal risks of investing in the Fund. You should carefully consider the risks before investing in the Fund. See “Description of Principal Risks” below for a more detailed discussion of the risks of this investment.

Brief Operating History.  The Fund has a brief operating history. Therefore, it might not grow to an economically viable size and might be liquidated at a time that is not beneficial for all shareholders.

Equity Securities Risk.  Equity securities, such as common stocks, are subject to market, economic and business risks that may cause their prices to fluctuate.

Short Sales Risk.  Short sales that are not made “against-the-box” (as defined under “Description of Principal Investments”) theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.

Derivatives Risk.  Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Credit Risk.  The issuers of certain securities might not be able to make interest and principal payments when due.

Interest Rate Risk.  When interest rates rise, the value of certain securities generally declines.

Counterparty Risk.  A counterparty to a Fund transaction may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Additionally, the market for certain securities and/or financial instruments may become illiquid.

Leverage Risk.  Leverage may increase the risk of loss, cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the net asset value (“NAV”) of the Fund generally to decline faster than it would otherwise.

Non-U.S. Securities Risk.  Investments in securities of non-U.S. issuers, particularly securities of emerging market issuers, involve certain risks not involved in domestic investments (for example, expropriation or political or economic instability).

Micro, Small and Mid-Cap Securities Risk.  Investments in securities of companies with micro, small or medium capitalizations involve certain risks that may differ from, or be greater than, those for larger companies, such as higher volatility, lower trading volume, fewer business lines and lack of public information.

Hedging Risk.  Although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.

Market Risk.  The Fund’s share price will fluctuate with changes in the market value of its portfolio securities. Many factors can affect this value and you may lose money by investing in the Fund.

Portfolio Turnover Risk.  High portfolio turnover will increase the Fund’s transaction costs and may result in increased realization of net short-term capital gains.

Non-Diversification Risk.  As a non-diversified fund, the Fund may invest a larger portion of its assets in the securities of one or a few issuers than a diversified fund. A non-diversified fund’s investment in fewer issuers may result in the fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund.

3

LONG/SHORT EQUITY FUND

Management Risk.  The Fund relies on Highland’s ability to achieve its investment objective. Highland may be incorrect in its assessment of the intrinsic value of companies whose securities the Fund holds, which may result in a decline in the value of Fund shares.

For more information about the risks associated with the Fund, see “Description of Principal Risks.”

You may want to invest in the Fund if you:

•	are a long-term investor

•	are seeking above-average total returns, while also attempting to preserve principal and mitigate risk through hedging activities

•	are comfortable with fluctuations in the value of your investment in the Fund

You may not want to invest in the Fund if you:

•	are conservative in your investment approach

•	seek stability of principal more than growth of capital

•	intend to trade frequently in Fund shares

Risk/Return Bar Chart and Table for Long/Short Equity Fund

The Fund commenced operations on December 5, 2006. The bar chart and table below provide an indication of the risks of investing in the Fund by showing the Fund’s performance for the most recent year and by showing how the Fund’s average annual returns for the most recent year and since inception compare to those of a broad measure of market performance. Fee waivers and expense reimbursements that were applicable during the indicated periods are reflected in both the bar chart and the table. Without these fee waivers and expense reimbursements, the Fund’s performance would have been lower. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume the reinvestment of dividends and distributions.

4

LONG/SHORT EQUITY FUND

Annual Total Return

(As of December 31)

The highest calendar quarter total return for Class Z Shares of the Fund was 8.51% (quarter ended June 30, 2007) and the lowest calendar quarter total return was (2.68)% (quarter ended December 31, 2007). The Fund’s year-to-date total return for Class Z Shares through September 30, 2008 was (5.74)%.

Performance Table

Average Annual Total Returns as of December 31, 2007

		Since
	1 Year	Inception(1)

Long/Short Equity Fund — Class Z — Returns Before Taxes	8.70%	8.19%
Return After Taxes on Distributions(2)	7.30%	6.90%
Return After Taxes on Distributions and Redemptions(2)	5.77%	6.28%
Standard & Poor’s 500 Index(3) (reflects no deduction for fees, expenses or taxes)	5.49%	6.42	%(4)

(1)	The Fund commenced investment operations on December 5, 2006.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3)	The Standard & Poor’s 500 Index is a widely-recognized, unmanaged index of common stocks in the United States.

(4)	Returns for the Standard & Poor’s 500 Index are shown as of November 30, 2006.

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LONG/SHORT EQUITY FUND

FEES AND EXPENSES

HIGHLAND LONG/SHORT EQUITY FUND

The following table describes the fees and expenses that an investor will pay if an investor buys and holds Class Z Shares of the Fund.

Class Z

Shareholder Transaction Expenses (fees paid directly from your investment)(1)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	None
Maximum Sales Charge Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	None
Maximum Contingent Deferred Sales Charge (as a percentage of the net asset value at the time of purchase or redemption, whichever is lower)	None
Exchange Fee(2)	2.00%
Redemption Fee (as a percentage of amount redeemed)(2)	2.00%

Annual Fund Operating Expenses (expenses that are deducted from the Fund’s average net assets)
Management Fees(3)(4)	2.45%
Distribution and Service (12b-1) Fees	None
Other Expenses(5)	1.76%
Short Sales, Dividend and Interest Expense	0.34%
Remainder of Other Expenses(5)	1.42%
Total Annual Fund Operating Expenses(4)	4.21%

(1)	Financial Advisors (defined below in “How to Buy Shares”) may independently charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

(2)	This fee is a short-term trading fee charged on certain shares that are being redeemed or exchanged within two months of their purchase date (see “Redemption of Shares” and “Exchange of Shares”).

(3)	Management fees include both investment advisory fees and administration fees charged to the Fund. Highland receives from the Fund monthly advisory fees, computed and accrued daily, at the annual rate of 2.25% of the Fund’s “Average Daily Managed Assets” (2.25% of the Fund’s average net assets). “Average Daily Managed Assets” of the Fund means the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). Highland also receives from the Fund monthly administration fees, computed and accrued daily, at the annual rate of 0.20% of the Fund’s Average Daily Managed Assets (0.20% of the Fund’s average net assets). As the Fund has no present intention to use leverage, such fees do not differ whether expressed as a percentage of the Fund’s average net assets or Average Daily Managed Assets.

(4)	Highland voluntarily has agreed to waive a portion of its advisory fee in an amount equal to 1.25% of the Fund’s Average Daily Managed Assets (1.25% of the Fund’s average net assets) so that the Fund will be charged an investment advisory fee at the annual rate of 1.00% of the Fund’s Average Daily Managed Assets (1.00% of the Fund’s average net assets). As the Fund has no present intention to use leverage, such amounts do not differ whether expressed as a percentage of the Fund’s average net assets or Average Daily Managed Assets. Applying this voluntary fee waiver, the Total Annual Fund Operating Expenses for Class Z Shares are expected to be 2.96% of the Fund’s average daily net assets for the period that the voluntary waiver is in place. This waiver may be terminated at any time by Highland upon 14 days’ written notice to shareholders of the Fund. Highland may not recoup any fees that previously had been waived.

(5)	Other Expenses have been restated to reflect current fees.

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LONG/SHORT EQUITY FUND

Expense Example.  This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund, (ii) your investment has a 5% return each year, (iii) operating expenses remain the same and (iv) all income dividends and capital gains distributions are reinvested in additional shares. The Example should not be considered a representation of future expenses. Your actual costs may be higher or lower.

Class	1 Year	3 Years	5 Years	10 Years

Class Z:	$423	$1,278	$2,147	$4,380

7

HEALTHCARE FUND

INVESTMENT AND RISK SUMMARY

HIGHLAND HEALTHCARE FUND

Investment Objective of Healthcare Fund

The investment objective of Highland Healthcare Fund (“Healthcare Fund” or the “Fund”) is to seek long-term capital appreciation.

Principal Investment Strategies of Healthcare Fund

The Fund invests, under normal circumstances, at least 80% of the value of its total assets (net assets plus any borrowings for investment purposes) in securities of companies principally engaged in the design, development, production, sale, management or distribution of products, services or facilities used for or in connection with healthcare or medicine (“healthcare companies”). These healthcare companies include, among others, pharmaceutical firms, medical supply companies, and businesses that operate hospitals and other healthcare facilities, as well as companies engaged in medical, diagnostic, biochemical and other healthcare-related research and development activities. The Fund considers a company “principally engaged” in the healthcare industry if (i) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the healthcare industry, or (ii) at least 50% of its assets are devoted to such activities.

Although the Fund intends to invest primarily in common stocks of healthcare companies, it may also invest in preferred stocks, warrants, convertible securities, debt securities and other securities issued by such companies. The Fund may invest up to 50% of the value of its total assets in securities of non-U.S. issuers, which may include, without limitation, emerging market issuers. Such securities may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units. In addition, the Fund may invest up to 20% of the value of its total assets in a wide variety of securities and financial instruments, of all kinds and descriptions, issued by non-healthcare companies. The Fund may invest in securities of issuers of any market capitalization.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, primarily options, as tools in the management of portfolio assets. The Fund may also use derivatives to hedge various investments for risk management and for speculative purposes. The Fund has a policy to limit to 20% the portion of the Fund’s total assets that may be subject to derivative transactions or invested in derivative instruments.

The Fund may borrow an amount up to 33 1/3% (or such other percentage permitted by law) of its total assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may borrow for investment purposes, to meet redemption requests and for temporary, extraordinary or emergency purposes. The use of borrowing for investment purposes (i.e., leverage) increases both investment opportunity and investment risk. However, the Fund has no present intention to use borrowing for investment purposes.

The Fund’s investment strategy utilizes the analytical models of the Adviser to evaluate securities of healthcare companies of varying market capitalizations and seeks to identify those securities the Adviser believes have the greatest potential for capital appreciation. The Adviser also seeks to take advantage of temporary market inefficiencies in order to boost the overall performance of the Fund.

Investment Identification.  The Adviser uses two primary methods of identifying potential investments. The first method involves independent research of financial and corporate information through the use of publicly filed documentation, third-party research databases, news services and screening software. The second method relies on the professional relationships that the Adviser has established with money managers, leveraged buyout and private equity investors, investment bankers, research analysts, securities traders, brokers, corporate managers, corporate attorneys and accountants.

The Adviser will make investment decisions based on its analysis of a security’s relative value after taking into account its view of macroeconomic conditions and healthcare industry trends. It is contemplated that the Adviser will

8

HEALTHCARE FUND

make investments without regard to a healthcare company’s level of capitalization or the tax consequences of the investment (short or long-term capital gains). In selecting investments for the Fund, the Adviser focuses on issuers that it believes: (i) have potential for long-term earnings per share growth; (ii) may be subject to a value catalyst, such as industry developments, regulatory changes, changes in management, sale or spin-off of a division or the development of a profitable new business; (iii) are well-managed; and (iv) will benefit from sustainable long-term economic dynamics, such as globalization of demand for an issuer’s products or an issuer’s increased focus on productivity or enhancement of services.

Portfolio Evaluation.  Once an investment opportunity is determined to be attractive as a stand-alone investment, the Adviser will evaluate the effect of adding that investment to the Fund’s portfolio. In doing so, the Adviser may seek to minimize the market-related portfolio volatility as well as the risk of a capital loss by hedging such risks primarily through the use of options and other derivatives.

Investment and Portfolio Monitoring.  The Adviser will continually monitor the Fund’s positions to ensure that the investment thesis behind each is intact. The Adviser will also monitor trading prices so that profits can be taken as trading and intrinsic values converge or losses can be minimized in the event of a significant shift in an investment’s fundamental premise. The Adviser will further monitor investment positions in view of the portfolio as a whole in order to manage risk.

When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of the value of its total assets in defensive investments, including high quality money market instruments, cash and cash equivalents. When following a defensive strategy, the Fund will be less likely to achieve its investment objective.

The foregoing percentage limitations apply at the time of purchase of securities. The Fund’s Board of Trustees may change any of the foregoing investment policies, including its investment objective, without shareholder approval, upon at least 60 days’ prior notice to shareholders of any change.

The Fund is non-diversified as defined in the 1940 Act, but it will adhere to the diversification requirements applicable to RICs under Subchapter M of the Code. The Fund, however, is not intended to be a complete investment program.

Principal Risks of Healthcare Fund

When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors. Set forth below is a summary of the principal risks of investing in the Fund. You should carefully consider the risks before investing in the Fund. See “Description of Principal Risks” below for a more detailed discussion of the risks of this investment.

Brief Operating History.  The Fund has a brief operating history. Therefore it might not grow to an economically viable size and might be liquidated at a time that is not beneficial for all shareholders.

Industry Concentration Risk.  Because the Fund normally invests at least 80% of the value of its assets in healthcare companies, the Fund’s performance largely depends on the overall condition of the healthcare industry and the Fund is susceptible to economic, political and regulatory risks or other occurrences associated with the healthcare industry.

Equity Securities Risk.  Equity securities, such as common stocks, are subject to market, economic and business risks that may cause their prices to fluctuate.

Derivatives Risk.  Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

9

HEALTHCARE FUND

Credit Risk.  The issuers of certain securities might not be able to make interest and principal payments when due.

Interest Rate Risk.  When interest rates rise, the value of certain securities generally declines.

Leverage Risk.  Leverage may increase the risk of loss, cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the NAV of the Fund generally to decline faster than it would otherwise.

Debt Securities Risk.  The Fund’s ability to invest in high-yield debt securities generally subjects the Fund to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

Micro, Small and Mid-Cap Securities Risk.  Investments in securities of companies with micro, small or medium capitalizations involve certain risks that may differ from, or be greater than, those for larger companies, such as higher volatility, lower trading volume, fewer business lines and lack of public information.

Non-U.S. Securities Risk.  Investments in securities of non-U.S. issuers, particularly securities of emerging market issuers, involve certain risks not involved in domestic investments (for example, expropriation or political or economic instability).

Hedging Risk.  Although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.

Market Risk.  The Fund’s share price will fluctuate with changes in the market value of its portfolio securities. Many factors can affect this value and you may lose money by investing in the Fund.

Portfolio Turnover Risk.  High portfolio turnover will increase the Fund’s transaction costs and may result in increased realization of net short-term capital gains.

Non-Diversification Risk.  As a non-diversified fund, the Fund may invest a larger portion of its assets in the securities of one or a few issuers than a diversified fund. A non-diversified fund’s investment in fewer issuers may result in the fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund.

Management Risk.  The Fund relies on Highland’s ability to achieve its investment objective. Highland may be incorrect in its assessment of the intrinsic value of companies whose securities the Fund holds, which may result in a decline in the value of Fund shares.

For more information about the risks associated with the Fund, see “Description of Principal Risks.”

You may want to invest in the Fund if you:

•	are a long-term investor

•	are seeking long-term capital appreciation

•	are comfortable with fluctuations in the value of your investment in the Fund

You may not want to invest in the Fund if you:

•	are conservative in your investment approach

•	seek stability of principal more than growth of capital

•	intend to trade frequently in Fund shares

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HEALTHCARE FUND

Risk/Return Bar Chart and Table for Healthcare Fund

The Fund commenced operations on May 5, 2008. After the Fund has had operations for at least one full calendar year, the Prospectus will include a bar chart and a table that will provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the most recent one year, five years and ten years (or the life of the Fund, if shorter), compare to those of its benchmarks, the Standard & Poor’s 500 Index (“S&P 500 Index”) and the Standard & Poor’s Healthcare Index (“S&P Healthcare Index”). The S&P 500 Index is a widely-recognized, unmanaged index of common stocks in the United States. The S&P Healthcare Index is an unmanaged index measuring the performance of all Global Industry Classification Standard health care sector companies within the S&P 500. As with all mutual funds, the Fund’s past performance (before and after taxes) will not predict how the Fund will perform in the future. Both the chart and the table will assume the reinvestment of dividends and distributions.

11

HEALTHCARE FUND

FEES AND EXPENSES

HIGHLAND HEALTHCARE FUND

The following table describes the fees and expenses that an investor will pay if an investor buys and holds Class Z Shares of the Fund.

Class Z

Shareholder Transaction Expenses (fees paid directly from your investment)(1)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	None
Maximum Sales Charge Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	None
Maximum Contingent Deferred Sales Charge (as a percentage of the net asset value at the time of purchase or redemption, whichever is lower)	None
Exchange Fee(2)	2.00%
Redemption Fee (as a percentage of amount redeemed)(2)	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund’s average net assets)
Management Fees(3)(4)	0.80%
Distribution and Service (12b-1) Fees	None
Other Expenses(5)(6)	3.77%
Total Annual Fund Operating Expenses(4)(6)	4.57%

(1)	Financial Advisors (defined below in “How to Buy Shares”) may independently charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

(2)	This fee is a short-term trading fee charged on certain shares that are being redeemed or exchanged within sixty (60) days of their purchase date (see “Redemption of Shares” and “Exchange of Shares”).

(3)	Management fees include both investment advisory fees and administration fees charged to the Fund. Highland receives from the Fund monthly advisory fees, computed and accrued daily, at the annual rate of 0.60% of the Fund’s Average Daily Managed Assets (0.60% of the Fund’s average net assets). “Average Daily Managed Assets” of the Fund means the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). Highland also receives from the Fund monthly administration fees, computed and accrued daily, at the annual rate of 0.20% of the Fund’s Average Daily Managed Assets (0.20% of the Fund’s average net assets). As the Fund has no present intention to use leverage, such fees do not differ whether expressed as a percentage of the Fund’s average net assets or Average Daily Managed Assets.

(4)	Highland voluntarily has agreed to waive all of its advisory fee and 0.19% of its administration fee. Applying this voluntary fee waiver, the Total Annual Fund Operating Expenses for Class Z Shares are expected to be 3.78% of the Fund’s average daily net assets for the period that the voluntary waiver is in place. This waiver may be terminated at any time by Highland upon seven days’ written notice to shareholders of the Fund. Highland may not recoup any fees that previously had been waived.

(5)	Other Expenses have been restated to reflect current fees.

(6)	Amounts indicated are annualized.

Expense Example.  This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund, (ii) your investment has a 5% return each year, (iii) operating expenses remain the same and (iv) all income dividends and capital gains distributions are reinvested in additional shares. The Example should not be considered a representation of future expenses. Your actual costs may be higher or lower.

Class	1 Year	3 Years

Class Z:	$458	$1,380

12

HIGH INCOME FUND

INVESTMENT AND RISK SUMMARY

HIGHLAND HIGH INCOME FUND

Investment Objective of High Income Fund

The investment objective of Highland High Income Fund (“High Income Fund” or the “Fund”) is to provide high current income, while seeking to preserve shareholders’ capital.

Principal Investment Strategies of High Income Fund

Under normal market conditions, the Fund invests at least 80% of its total assets (net assets, plus the amount of any borrowings for investment purposes) in high-yield, high-risk debt securities (also commonly referred to as “junk” securities), which include high-yield bonds and loans. Such securities are rated below investment grade by a nationally recognized statistical rating organization (e.g., “Ba” or lower by Moody’s Investors Service, Inc. (“Moody’s”) or “BB” or lower by Standard & Poor’s (“S&P”)) or are unrated but deemed by the Adviser to be of comparable quality. As part of its investment in high-yield debt securities, the Fund may invest up to 20% of its total assets in secured and unsecured loans rated below investment grade by a nationally recognized statistical rating organization and unrated loans deemed by the Adviser to be of comparable quality.

The Fund seeks to achieve its investment objective through investment in a professionally-managed portfolio of primarily high-yielding, high-risk debt securities. High-yield debt securities are frequently issued by corporations in the growth stage of their development. These securities are regarded by the rating organizations, on balance, as predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligation. These securities are also generally subject to greater risk than securities with higher ratings during periods of deteriorating economic conditions.

Under normal market conditions, the Fund may invest up to 20% of its total assets in any combination of the following: (i) debt securities rated investment grade by a nationally recognized statistical rating organization (e.g., “Baa” or higher by Moody’s or “BBB” or higher by S&P) and unrated debt securities deemed by the Adviser to be of comparable quality and (ii) equity securities, including common stocks, certain preferred stocks and depositary receipts, as well as convertible securities and warrants to purchase equity or other securities.

Under normal market conditions, the Fund may invest up to 20% of its total assets in securities of non-U.S. issuers, including issuers in emerging market countries.

Under normal market conditions, the Fund may enter into short sales of debt securities so long as the market value of all securities sold short by the Fund does not exceed 25% of its total assets. To the extent consistent with qualification as a “regulated investment company” under Subchapter M of the Code, the Fund may enter into credit default swap agreements. Additionally, the Fund may invest in zero coupon securities, including step-up bonds.

The Fund is authorized to invest in the securities of financially distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. A Fund may not invest more than 20% of its total assets at the time of investment in defaulted securities.

The Fund may invest up to 15% of its total assets in securities that are illiquid. The Fund may also invest up to 15% of its total assets in restricted securities, which are securities acquired in private placement transactions. A security that may be restricted as to resale under federal securities laws or otherwise will not be subject to this percentage limitation at the time of acquisition if the Adviser determines that the security is readily marketable at such time.

The Fund may borrow an amount up to 33 1/3% (or such other percentage permitted by law) of its total assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may borrow for investment purposes, to meet redemption requests and for temporary, extraordinary or emergency purposes. The use of borrowing for investment purposes (i.e., leverage) increases both investment opportunity and investment risk. However, the Fund has no present intention to use borrowing for investment purposes.

13

HIGH INCOME FUND

Investment Identification and Evaluation.  The achievement of the Fund’s investment objective depends upon the Adviser’s analytical and portfolio management skills. In selecting securities for investment, the Adviser seeks to identify securities that entail reasonable credit risk considered in relation to the Fund’s investment policies. The Adviser uses an investment strategy of fundamental credit analysis and generally emphasizes issuers that it believes will remain financially sound and perform well in a range of market conditions. Portfolio securities are typically sold when the Adviser’s fundamental assessment of an issuer materially changes. There is no assurance that the Fund’s investment objective will be attained in the future. An investment in the Fund is not appropriate for all investors.

When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments may include fixed-income securities, high quality money market instruments, cash and cash equivalents. When following a defensive strategy, the Fund will be less likely to achieve its investment goals.

Portfolio Maturity.  The Fund’s holdings may include issues of various maturities. Ordinarily, the Fund will emphasize investments in medium and longer term instruments (i.e., those with maturities in excess of three years), but the weighted average maturity of portfolio holdings may be shortened or lengthened depending primarily on the Adviser’s outlook for interest rates. To the extent the weighted average maturity of the Fund’s portfolio securities is lengthened, the value of such holdings will be more susceptible to fluctuation in response to changes in interest rates, creditworthiness and general economic conditions. The weighted average maturity of the Fund’s portfolio will fluctuate depending on market conditions and investment opportunities. The Fund, however, does not expect that the weighted average maturity of its portfolio will, under normal conditions, exceed ten years.

The foregoing percentage limitations and ratings criteria apply at the time of purchase of securities. The Fund’s Board of Trustees may change any of the foregoing investment policies, including its investment objective, without shareholder approval, upon at least 60 days’ prior notice to shareholders of any change.

The Fund is non-diversified as defined in the 1940 Act, but it will adhere to the diversification requirements applicable to RICs under Subchapter M of the Code. The Fund, however, is not intended to be a complete investment program.

Principal Risks of High Income Fund

When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors. Set forth below is a summary of the principal risks of investing in the Fund. You should carefully consider the risks before investing in the Fund. See “Description of Principal Risks” below for a more detailed discussion of the risks of this investment.

Brief Operating History.  The Fund has a brief operating history. Therefore, it might not grow to an economically viable size and might be liquidated at a time that is not beneficial for all shareholders.

Below Investment Grade Securities Risk.  The Fund normally invests at least 80% of its net assets in below investment grade or other high-risk debt securities (also commonly referred to as “junk” securities), which carry greater risks of default on principal and interest than higher quality, lower risk investment grade securities.

Market Risk.  The Fund’s share price will fluctuate with changes in the market value of its portfolio securities. Many factors can affect this value and you may lose money by investing in the Fund. The Fund may use leverage, which would magnify its market risk and other risks. The Fund generally invests a large percentage of its assets in high-yield securities and therefore is generally subject to greater risks associated with such investments than Income Fund. A Fund’s overall risk level will depend on the market sectors in which the Fund is invested and the current interest rate, credit quality and liquidity of securities of issuers in such sectors.

Credit Risk.  The issuers of certain securities might not be able to make interest and principal payments when due.

14

HIGH INCOME FUND

Derivatives Risk.  Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Short Sales Risk.  Short sales that are not made “against the box” (as defined under “Description of Principal Investments”) theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.

Leverage Risk.  Leverage may increase the risk of loss, cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the NAV of the Fund generally to decline faster than it would otherwise.

Non-U.S. Securities Risk.  Investments in securities of non-U.S. issuers, particularly securities of emerging market issuers, involve certain risks not involved in domestic investments (for example, expropriation or political or economic instability).

Liquidity Risk.  Due to the relative illiquidity of certain Fund portfolio securities, the Fund may find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if the securities were liquid.

Interest Rate Risk.  When interest rates rise, the value of certain securities generally declines.

Loans Risk.  Loans in which the Fund invests may not be rated by a rating organization, will not be registered with the SEC or any state securities commission, and generally will not be listed or traded on any national securities exchange. The amount of public information regarding the loans may be limited and the performance of a Fund’s investments in senior loans will be more dependent on the analytical abilities of the Adviser.

Distressed and Defaulted Securities Risk.  Investments in the securities of financially distressed companies involves substantial risks. These securities may involve a substantial risk of default or may be in default.

Illiquid and Restricted Securities Risk.  The Adviser may not be able to sell illiquid or restricted securities at the price it would like or may have to sell them at a loss.

Credit Default Swap Risk.  In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund could lose its investment and recover nothing should an event of default occur.

Zero Coupon Securities and Step-Up Bond Risk.  Because zero coupon securities do not entitle the holder to any periodic payments of interest prior to maturity, and step-up bonds do not pay interest for a specified period of time, there can be no reinvestment of interest payments at prevailing rates if interest rates rise.

Non-Diversification Risk.  As a non-diversified fund, the Fund may invest a larger portion of its assets in the securities of one or a few issuers than a diversified fund. A non-diversified fund’s investment in fewer issuers may result in the fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund.

Management Risk.  The Fund relies on Highland’s ability to achieve its investment objective. Highland may be incorrect in its assessment of the intrinsic value of companies whose securities the Fund holds, which may result in a decline in the value of Fund shares.

For more information about the risks associated with the Fund, see “Description of Principal Risks.”

You may want to invest in the Fund if you:

•	are a long-term investor

•	are seeking high current income, while also attempting to preserve principal

•	are comfortable with fluctuations in the value of your investment in the Fund

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HIGH INCOME FUND

You may not want to invest in the Fund if you:

•	are conservative in your investment approach

•	seek stability of principal more than high current income

•	intend to trade frequently in the Fund’s shares

Risk/Return Bar Chart and Table for High Income Fund

The Fund commenced operations on March 5, 2007. After the Fund has had operations for at least one full calendar year, the Prospectus will include a bar chart and table that will provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the most recent one year, five years and ten years (or the life of the Fund, if shorter), compare to those of its benchmark, the Credit Suisse High Yield Index, a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody’s. As with all mutual funds, the Fund’s past performance (before and after taxes) will not predict how the Fund will perform in the future. Both the chart and the table will assume the reinvestment of dividends and distributions.

16

HIGH INCOME FUND

FEES AND EXPENSES

HIGHLAND HIGH INCOME FUND

The following table describes the fees and expenses that an investor will pay if an investor buys and holds Class Z Shares of the Fund.

Class Z

Shareholder Transaction Expenses (fees paid directly from your investment)(1)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	None
Maximum Sales Charge Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	None
Maximum Contingent Deferred Sales Charge (as a percentage of the net asset value at the time of purchase or redemption, whichever is lower)	None
Exchange Fee(2)	2.00%
Redemption Fee (as a percentage of amount redeemed)(2)	2.00%

Annual Fund Operating Expenses (expenses that are deducted from the Fund’s average net assets)
Management Fees(3)(4)	0.85%
Distribution and Service (12b-1) Fees	None
Other Expenses(5)	5.51%
Total Annual Fund Operating Expenses(4)	6.36%

(1)	Financial Advisors (defined below in “How to Buy Shares”) may independently charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

(2)	This fee is a short-term trading fee charged on certain shares that are being redeemed or exchanged within two months of their purchase date (see “Redemption of Shares” and “Exchange of Shares”).

(3)	Management fees include both investment advisory fees and administration fees charged to the Fund. Highland receives from the Fund monthly advisory fees, computed and accrued daily, at the annual rate of 0.65% of the Fund’s Average Daily Managed Assets (0.65% of the Fund’s average net assets). Highland also receives from the Fund monthly administration fees, computed and accrued daily, at the annual rate of 0.20% of the Fund’s Average Daily Managed Assets (0.20% of the Fund’s average net assets). “Average Daily Managed Assets” of the Fund means the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). As the Fund has no present intention to use leverage, such fees do not differ whether expressed as a percentage of the Fund’s average net assets or Average Daily Managed Assets.

(4)	Highland voluntarily has agreed to waive all of its advisory fee and 0.15% of its administration fee. Applying this voluntary fee waiver, the Total Annual Fund Operating Expenses for Class Z Shares are expected to be 5.56% of the Fund’s average daily net assets for the period that the voluntary waiver is in place. This waiver may be terminated at any time by Highland upon seven days’ written notice to shareholders of the Fund. Highland may not recoup any fees that previously had been waived.

(5)	Other Expenses have been restated to reflect current fees.

Expense Example.  This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund, (ii) your investment has a 5% return each year, (iii) operating expenses remain the same and (iv) all income dividends and capital gains distributions are reinvested in additional shares. The Example should not be considered a representation of future expenses. Your actual costs may be higher or lower.

Class	1 Year	3 Years	5 Years	10 Years

Class Z:	$632	$1,869	$3,074	$5,944

17

INCOME FUND

INVESTMENT AND RISK SUMMARY

HIGHLAND INCOME FUND

Investment Objectives of Income Fund

The primary investment objective of Highland Income Fund (“Income Fund” or the “Fund”) is to provide a high level of current income, with capital appreciation as a secondary objective.

Principal Investment Strategies of Income Fund

Under normal market conditions, the Fund invests at least 40% of its total assets (net assets, plus the amount of any borrowings for investment purposes) in debt securities rated investment grade by a nationally recognized statistical rating organization (e.g., “Baa” or higher by Moody’s or “BBB” or higher by S&P) and unrated debt securities deemed by the Adviser to be of comparable quality, or other securities, such as U.S. government securities, obligations of or guaranteed by banks, commercial paper and cash equivalents. Securities in the lowest investment grade category possess speculative characteristics.

Under normal market conditions, the Fund may invest up to 60% of its total assets in high-yield, high risk debt securities (also commonly referred to as “junk” securities), which include high-yield bonds and loans. Such securities are rated below investment grade by a nationally recognized statistical rating organization (e.g., “Ba” or lower by Moody’s or “BB” or lower by S&P) or are unrated but deemed by the Adviser to be of comparable quality. As part of its investment in high-yield debt securities, the Fund may invest up to 20% of its total assets in secured and unsecured loans rated below investment grade by a nationally recognized statistical rating organization and unrated loans deemed by the Adviser to be of comparable quality.

The Fund seeks to achieve its investment objectives through investment in a professionally-managed portfolio of primarily debt securities, which includes investment grade securities and may include below investment grade securities. High-yield debt securities are frequently issued by corporations in the growth stage of their development. These securities are regarded by the rating organizations, on balance, as predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligation. These securities are also generally subject to greater risk than securities with higher ratings during periods of deteriorating economic conditions.

Under normal market conditions, the Fund may invest up to 20% of its total assets in equity securities, including common stocks, certain preferred stocks and depositary receipts, as well as convertible securities and warrants to purchase equity or other securities.

Under normal market conditions, the Fund may invest up to 20% of its total assets in securities of non-U.S. issuers, including issuers in emerging market countries.

Under normal market conditions, the Fund may enter into short sales of debt securities so long as the market value of all securities sold short by the Fund does not exceed 25% of its total assets. To the extent consistent with qualification as a “regulated investment company” under Subchapter M of the Code, the Fund may enter into credit default swap agreements. Additionally, the Fund may invest in zero coupon securities, including step-up bonds.

The Fund is authorized to invest in the securities of financially distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. The Fund may not invest more than 20% of its total assets at the time of investment in defaulted securities.

The Fund may invest up to 15% of its total assets in securities that are illiquid. The Fund may also invest up to 15% of its total assets in restricted securities, which are securities acquired in private placement transactions. A security that may be restricted as to resale under federal securities laws or otherwise will not be subject to this percentage limitation at the time of acquisition if the Adviser determines that the security is readily marketable at such time.

18

INCOME FUND

The Fund may borrow an amount up to 33 1/3% (or such other percentage permitted by law) of its total assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may borrow for investment purposes, to meet redemption requests and for temporary, extraordinary or emergency purposes. The use of borrowing for investment purposes (i.e., leverage) increases both investment opportunity and investment risk. However, the Fund has no present intention to use borrowing for investment purposes.

Investment Identification and Evaluation.  The achievement of the Fund’s investment objectives depend upon the Adviser’s analytical and portfolio management skills. In selecting securities for investment, the Adviser seeks to identify securities that entail reasonable credit risk considered in relation to each Fund’s investment policies. The Adviser uses an investment strategy of fundamental credit analysis and generally emphasizes issuers that it believes will remain financially sound and perform well in a range of market conditions. Portfolio securities are typically sold when the Adviser’s fundamental assessment of an issuer materially changes. There is no assurance that the Fund’s investment objective will be attained in the future. An investment in the Fund is not appropriate for all investors.

When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments may include fixed-income securities, high quality money market instruments, cash and cash equivalents. When following a defensive strategy, the Fund will be less likely to achieve its investment goals.

Portfolio Maturity.  The Fund’s holdings may include issues of various maturities. Ordinarily, the Fund will emphasize investments in medium and longer term instruments (i.e., those with maturities in excess of three years), but the weighted average maturity of portfolio holdings may be shortened or lengthened depending primarily on the Adviser’s outlook for interest rates. To the extent the weighted average maturity of the Fund’s portfolio securities is lengthened, the value of such holdings will be more susceptible to fluctuation in response to changes in interest rates, creditworthiness and general economic conditions. The weighted average maturity of the Fund’s portfolio will fluctuate depending on market conditions and investment opportunities. The Fund, however, does not expect that the weighted average maturity of its portfolio will, under normal conditions, exceed ten years.

The foregoing percentage limitations and ratings criteria apply at the time of purchase of securities. The Fund’s Board of Trustees may change any of the foregoing investment policies, including its investment objectives, without shareholder approval, upon at least 60 days’ prior notice to shareholders of any change.

The Fund is non-diversified as defined in the 1940 Act, but it will adhere to the diversification requirements applicable to RICs under Subchapter M of the Code. The Fund, however, is not intended to be a complete investment program.

Principal Risks of Income Fund

When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors. Set forth below is a summary of the principal risks of investing in the Fund. You should carefully consider the risks before investing in the Fund. See “Description of Principal Risks” below for a more detailed discussion of the risks of this investment.

Brief Operating History.  The Fund has a brief operating history. Therefore, it might not grow to an economically viable size and might be liquidated at a time that is not beneficial for all shareholders.

Below Investment Grade Securities Risk.  The Fund normally invests up to 60% of its net assets in below investment grade or other high-risk debt securities (also commonly referred to as “junk” securities), which carry greater risks of default on principal and interest than higher quality, lower risk investment grade securities.

Market Risk.  The Fund’s share price will fluctuate with changes in the market value of its portfolio securities. Many factors can affect this value and you may lose money by investing in the Fund.

19

INCOME FUND

Credit Risk.  The issuers of certain securities might not be able to make interest and principal payments when due.

Derivatives Risk.  Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Short Sales Risk.  Short sales that are not made “against the box” (as defined under “Description of Principal Investments”) theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.

Leverage Risk.  Leverage may increase the risk of loss, cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the NAV of the Fund generally to decline faster than it would otherwise.

Non-U.S. Securities Risk.  Investments in securities of non-U.S. issuers, particularly securities of emerging market issuers, involve certain risks not involved in domestic investments (for example, expropriation or political or economic instability).

Liquidity Risk.  Due to the relative illiquidity of certain Fund portfolio securities, the Fund may find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if the securities were liquid.

Interest Rate Risk.  When interest rates rise, the value of certain securities generally declines.

Loans Risk.  Loans in which the Fund invests may not be rated by a rating organization, will not be registered with the SEC or any state securities commission, and generally will not be listed or traded on any national securities exchange. The amount of public information regarding the loans may be limited and the performance of a Fund’s investments in senior loans will be more dependent on the analytical abilities of the Adviser.

Distressed and Defaulted Securities Risk.  Investments in the securities of financially distressed companies involve substantial risks. These securities may involve a substantial risk of default or may be in default.

Illiquid and Restricted Securities Risk.  The Adviser may not be able to sell illiquid or restricted securities at the price it would like or may have to sell them at a loss.

Credit Default Swap Risk.  In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund could lose its investment and recover nothing should an event of default occur.

Zero Coupon Securities and Step-Up Bond Risk.  Because zero coupon securities do not entitle the holder to any periodic payments of interest prior to maturity, and step-up bonds do not pay interest for a specified period of time, there can be no reinvestment of interest payments at prevailing rates if interest rates rise.

Non-Diversification Risk.  As a non-diversified fund, the Fund may invest a larger portion of its assets in the securities of one or a few issuers than a diversified fund. A non-diversified fund’s investment in fewer issuers may result in the fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund.

Management Risk.  The Fund relies on Highland’s ability to achieve its investment objective. Highland may be incorrect in its assessment of the intrinsic value of companies whose securities the Fund holds, which may result in a decline in the value of Fund shares.

For more information about the risks associated with the Fund, see “Description of Principal Risks.”

You may want to invest in the Fund if you:

•	are a long-term investor

20

INCOME FUND

•	are seeking high current income, with capital appreciation as a secondary objective

•	are comfortable with fluctuations in the value of your investment in the Fund

You may not want to invest in the Fund if you:

•	are conservative in your investment approach

•	seek stability of principal more than high current income and capital appreciation

•	intend to trade frequently in the Fund’s shares

Risk/Return Bar Chart and Table for Income Fund

The Fund commenced operations on March 5, 2007. After the Fund has had operations for at least one full calendar year, the Prospectus will include a bar chart and table that will provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the most recent one year, five years and ten years (or the life of the Fund, if shorter), compare to those of its benchmark, the Lehman Brothers Aggregate Bond Index, a market-weighted index that measures the performance of the U.S. investment grade bond market. As with all mutual funds, the Fund’s past performance (before and after taxes) will not predict how the Fund will perform in the future. Both the chart and the table will assume the reinvestment of dividends and distributions.

21

INCOME FUND

FEES AND EXPENSES

HIGHLAND INCOME FUND

The following table describes the fees and expenses that an investor will pay if an investor buys and holds Class Z Shares of the Fund.

Class Z

Shareholder Transaction Expenses (fees paid directly from your investment)(1)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	None
Maximum Sales Charge Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	None
Maximum Contingent Deferred Sales Charge (as a percentage of the net asset value at the time of purchase or redemption, whichever is lower)	None
Exchange Fee(2)	2.00%
Redemption Fee (as a percentage of amount redeemed)(2)	2.00%

Annual Fund Operating Expenses (expenses that are deducted from the Fund’s average net assets)
Management Fees(3)(4)	0.70%
Distribution and Service (12b-1) Fees	None
Other Expenses(5)	4.51%
Total Annual Fund Operating Expenses(4)	5.21%

(1)	Financial Advisors (defined below in “How to Buy Shares”) may independently charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

(2)	This fee is a short-term trading fee charged on certain shares that are redeemed or exchanged within two months of their purchase date (see “Redemption of Shares”).

(3)	Management fees include both investment advisory fees and administration fees charged to the Fund. Highland receives from the Fund monthly advisory fees, computed and accrued daily, at the annual rate of 0.50% of the Fund’s Average Daily Managed Assets (0.50% of the Fund’s average net assets). Highland also receives from the Fund monthly administration fees, computed and accrued daily, at the annual rate of 0.20% of the Fund’s Average Daily Managed Assets (0.20% of the Fund’s average net assets). “Average Daily Managed Assets” of the Fund means the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). As the Fund has no present intention to use leverage, such fees do not differ whether expressed as a percentage of the Fund’s average net assets or Average Daily Managed Assets.

(4)	Highland voluntarily has agreed to waive all of its advisory fee and 0.15% of its administration fee. Applying this voluntary fee waiver, the Total Annual Fund Operating Expenses for Class Z Shares is expected to be 4.56% of the Fund’s average daily net assets for the period that the voluntary waiver is in place. This waiver may be terminated at any time by Highland upon seven days’ written notice to shareholders of the Fund. Highland may not recoup any fees that previously had been waived.

(5)	Other Expenses have been restated to reflect current fees.

Expense Example.  This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund, (ii) your investment has a 5% return each year, (iii) operating expenses remain the same and (iv) all income dividends and capital gains distributions are reinvested in additional shares. The Example should not be considered a representation of future expenses. Your actual costs may be higher or lower.

Class	1 Year	3 Years	5 Years	10 Years

Class Z:	$520	$1,558	$2,591	$5,165

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DESCRIPTION OF PRINCIPAL INVESTMENTS

The following is a description of principal investment practices in which the Funds may engage. Any references to investments made by a Fund include those that may be made both directly by the Fund and indirectly by the Fund (e.g., through its investments in derivatives). Not all Funds may engage in all practices described below. Please refer to the “Investment and Risk Summary” for each Fund for additional information regarding the practices in which a particular Fund may engage. Please see “Description of Principal Risks” below for the risks associated with each of the principal investment practices.

Capital Structure Arbitrage and Event-Driven Investments.  Highland may seek to use Long/Short Equity Fund’s assets to exploit pricing inefficiencies it perceives in a firm’s capital structure. This strategy will entail purchasing the security Highland believes is undervalued, and selling the security Highland believes is overvalued, expecting the pricing disparity between the two to narrow.

When the opportunity arises, Long/Short Equity Fund may invest in a company based upon certain situations or events, such as the launching of a new product, changes in management, a corporate restructuring, a merger or an acquisition, among other things. Such arbitrage opportunities generally arise during corporate mergers, leveraged buyouts or takeovers. Frequently, the stock of the company being acquired will trade at a significant discount to the announced deal price. This discount compensates investors for the time value of money and the risk that the transaction may not be completed. If the discount is significantly greater than Highland’s assessment of the underlying risk, the arbitrage strategy may be implemented. Highland intends to use event-driven investments as a tactical, opportunistic strategy and not as part of the Fund’s normal operations.

Credit Default Swaps.  High Income Fund and Income Fund may invest in credit default swaps. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, a Fund receives income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.

Debt Securities.  Some of the Funds may invest in debt securities, including investment grade securities, below investment grade securities and other debt obligations.

•	Investment Grade Securities. Income Fund will, and High Income Fund and Healthcare Fund may, invest in a wide variety of bonds that are rated or determined by the Adviser to be of investment grade quality of varying maturities issued by U.S. corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors for a variety of business purposes. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.

•	Below Investment Grade Securities. High Income Fund and Income Fund will, and Healthcare Fund and Long/Short Equity Fund may, invest in below investment grade securities, also known as high-yield debt securities (also commonly referred to as “junk” securities). Such securities are rated below investment grade (Ba/BB or lower) by a nationally recognized statistical rating organization or are unrated but deemed by the Adviser to be of comparable quality. High-yield debt securities are frequently issued by corporations in the growth stage of their development, but also may be issued by established companies. These bonds are regarded by the rating organizations, on balance, as predominantly speculative with respect to capacity to pay interest and repay

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principal in accordance with the terms of the obligation. Such securities also are generally considered to be subject to greater risk than securities with higher ratings with regard to default rates and deterioration of general economic conditions. High-yield securities held by the Funds may include securities received as a result of a corporate reorganization or issued as part of a corporate takeover.

•	Other Debt Obligations. Securities acquired by High Income Fund and Income Fund may include all types of debt obligations having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity. Such obligations may include, for example, bonds, debentures, notes (including convertible debt securities), mortgage- or other asset-backed instruments, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and obligations issued or guaranteed by the U.S. government or any of its political subdivisions, agencies or instrumentalities (including obligations, such as repurchase agreements, secured by such instruments). Most debt securities in which High Income Fund and Income Fund will invest will bear interest at fixed rates, although each Fund reserves the right to invest in debt securities that have variable rates of interest. Each such Fund also reserves the right to invest up to 10% of its total assets in debt securities that involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed-rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

Derivatives.  Each Fund may, but is not required to, use a number of derivative instruments. Derivatives may be used for a variety of reasons, including for risk management, for leverage and to indirectly gain exposure to other types of investments. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. A Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments.

Distressed and Defaulted Securities.  High Income Fund and Income Fund may invest the securities of financially distressed companies.

Equity Securities.  Each of the Funds may invest in equity securities. The Adviser expects that a majority of Long/Short Equity Fund’s and Healthcare Fund’s investments will generally be in common stock with a focus on companies of varying sizes that the Adviser believes have a reasonable expectation of producing above-average returns.

The Adviser believes preferred stock and convertible securities (e.g. debt securities convertible into, or exchangeable for common or preferred stock) of selected companies offer opportunities for capital appreciation as well as periodic income and may invest a portion of each Fund’s assets in such securities. This is particularly true in the case of companies that have performed below expectations. The market price of the convertible security will reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This leads to the possibility of capital appreciation if the price of the common stock recovers. The Adviser will not rely on any specific rating criteria when deciding whether to invest the Fund’s assets in convertible securities.

Fixed-Income Securities.  The Adviser may invest in fixed-income securities (bonds), including high-yield securities and government-issued fixed-income securities, as part of the strategic operations of each Fund.

Hedging.  Each Fund may engage in “hedging,” the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment. Hedging strategies in general are usually intended to limit or reduce investment risk, but can also be expected to limit or reduce the potential for profit. For example, if the Fund has taken a defensive posture by hedging its portfolio, and stock prices advance, the return to investors will be lower than if the portfolio has not been hedged. No assurance can be given that any particular hedging strategy will be successful, or that the Adviser will elect to use a hedging strategy at a time when it is advisable.

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Illiquid and Restricted Securities.  Healthcare Fund, High Income Fund and Income Fund may invest in illiquid and restricted securities. Restricted securities generally may not be resold without registration under the Securities Act of 1933, as amended (the “Securities Act”), except in transactions exempt from the registration requirements of the Securities Act. A security that may be restricted as to resale under federal securities laws or otherwise will not be subject to this percentage limitation if the Adviser determines that the security is, at the time of acquisition, readily marketable. Illiquid securities are those that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid and restricted securities may offer higher yields than comparable publicly-traded securities. However, a Fund may not be able to sell these securities when the Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities may be illiquid; however, some restricted securities such as those eligible for resale under Rule 144A under the Securities Act may be treated as liquid.

Industry Concentration.  Healthcare Fund invests primarily in securities issued by healthcare companies, including pharmaceutical firms, medical supply companies and businesses that operate hospitals and other healthcare facilities, as well as companies engaged in medical, diagnostic, biochemical and other healthcare-related research and development activities.

Leverage.  To a limited extent, each Fund may increase the number and extent of its “long” positions by borrowing (e.g., by purchasing securities on margin). Entering into short sales also increases the Fund’s use of leverage. The use of leverage increases both investment opportunity and risk.

Loans.  High Income Fund and Income Fund may invest in high yield loans, including senior loans, second and third lien loans, other secured loans and unsecured loans.

•	Senior Loans. Senior loans typically hold the most senior position in a borrower’s capital structure, are typically secured with specific collateral and have a claim on the general assets of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. The Funds will invest primarily in senior loans that are below investment grade quality and are speculative investments that are subject to credit risk. The Funds will attempt to manage these risks through ongoing analysis and monitoring of borrowers.

•	Second and Third Lien Loans. Second and third lien loans are second and third, respectively, in right of payment to one or more senior loans of the related borrower. Second and third lien loans typically are secured by a second or third priority security interest or lien to or on specified collateral securing the borrower’s obligation under the loan and typically have similar protections and rights as senior loans. Second lien loans are not (and by their terms cannot) become subordinate in right of payment to any obligation of the related borrower other than senior loans of such borrower, and third lien loans are not (and by their terms cannot) become subordinate in right of payment to any obligation of the related borrower other than senior loans and second lien loans. Such investments generally are of below investment grade quality.

•	Other Secured Loans. Secured loans may rank lower in right of payment to one or more senior loans and second and third lien loans of the borrower. Such secured loans typically are secured by a lower priority security interest or lien to or on specified collateral securing the borrower’s obligation under the loan, and typically have more subordinated protections and rights than senior loans and second and third lien loans. Secured loans may become subordinated in right of payment to more senior obligations of the borrower issued in the future. Such investments generally are of below investment grade quality. Because such loans may rank lower in right of payment to senior loans and second and third lien loans of the borrower, they may be subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to repay the scheduled payments after giving effect to more senior secured obligations of the borrower. Such secured loans are also expected to have greater price volatility than senior loans and second and third lien loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in other secured loans, which would create greater credit risk exposure.

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•	Unsecured Loans. Unsecured loans generally have lower priority in right of payment compared to holders of secured loans of the borrower. Unsecured loans are not secured by a security interest or lien to or on specified collateral securing the borrower’s obligation under the loan. Unsecured loans by their terms may be or may become subordinate in right of payment to other obligations of the borrower, including senior loans, second lien loans and other secured loans. Such investments generally are of below investment grade quality.

Micro, Small, and Mid-Cap Investments.  Long/Short Equity Fund and Healthcare Fund may invest in companies of any market capitalization, including those with micro, small or medium capitalizations.

Non-U.S. Securities.  Each of Long/Short Equity Fund and Healthcare Fund may invest up to 50% of the value of its total assets, and each of High Income Fund and Income Fund may invest up to 20% of the value of its total assets, in securities of non-U.S. issuers (“non-U.S. securities”), including without limitation securities of so-called emerging market issuers, which may include securities denominated in U.S. dollars, non-U.S. currencies or multinational currency units. Typically, non-U.S. securities are considered to be equity or debt securities issued by entities organized, domiciled or with a principal executive office outside the U.S., such as foreign corporations and governments. Non-U.S. securities may trade in U.S. or foreign securities markets. A Fund may make non-U.S. investments either directly by purchasing non-U.S. securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments for non-U.S. securities. Depositary receipts are securities that are listed on exchanges or quoted in over-the-counter markets (“OTC”) in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in non-U.S. securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.

Options.  Long/Short Equity Fund may utilize options on securities as part of its principal investment strategies. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss.

High Income Fund and Income Fund may write (sell) “covered” call options that are traded on national securities exchanges. “Covered” call options are options on securities that the Fund holds in its portfolio or has an immediate right to acquire through conversion or exchange of securities held in its portfolio. In view of their investment objectives, High Income Fund and Income Fund generally would write call options only in circumstances in which the Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

Portfolio Turnover.  A Fund’s rate of portfolio turnover will not be a limiting factor for the Adviser in making decisions on when to buy or sell securities. Each Fund reserves full freedom with respect to portfolio turnover. The frequency of a Fund’s trading will vary from year to year, depending on market conditions. In periods when there are rapid changes in economic conditions or security price levels or when investment strategy is changed significantly, portfolio turnover may be significantly higher than during times of economic and market price stability, when

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investment strategy remains relatively constant. Each Fund’s portfolio turnover rate may exceed 100% per year, and under certain market conditions may be substantially higher. A 100% annual turnover rate would occur, for example, if all the securities in the Fund’s portfolio were replaced once within a period of one year.

Royalty Securitizations.  Healthcare Fund may invest to a limited extent in securities related to royalty securitizations, which are secured by royalties derived from licenses of intellectual property including patents, trademarks and copyrights. Companies holding rights to intellectual property may create bankruptcy remote special purpose entities whose underlying assets are royalty license agreements and intellectual property rights related to a product. The Fund expects to invest from time to time in debt or equity securities related to pharmaceutical royalties that are secured by rights related to one or more drugs. These investments are generally expected to be illiquid, and the Fund is limited in its investments in illiquid securities to 15% of its total assets at the time of investment.

Short Sales.  Long/Short Equity Fund generally will, and High Income Fund and Income Fund may seek to hedge investments or realize additional gains through short sales. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. The Fund will ordinarily have to pay a fee to borrow a security and is often obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss.

The Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale “against-the-box”). A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against-the-box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position. See “Taxation” below for special tax considerations associated with engaging in short sales.

The SEC recently issued emergency orders that temporarily limited the ability of market participants to enter into short sales of stocks of certain financial institutions. It is not known what effect this or future regulation will have on the Fund’s ability to achieve its investment objective.

Zero Coupon Securities and Step-Up Bonds.  High Income Fund and Income Fund may invest in zero coupon securities and step-up bonds. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. Zero coupon securities pay no cash income but are purchased at a deep discount from their value at maturity, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. When held to maturity, their entire return, which consists of the amortized discount, comes from the difference between their purchase price and their maturity value. Step-up bonds are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. Special tax considerations are associated with investing in these securities.

DESCRIPTION OF PRINCIPAL RISKS

Factors that may affect a particular Fund’s portfolio as a whole are called “principal risks” and are summarized in this section. This summary describes the nature of these principal risks and certain related risks, but is not intended to include every potential risk. All Funds could be subject to additional risks because the types of investments they make may change over time. The SAI includes more information about the Funds and their investments.

Brief Operating History Risk.  Funds with brief operating histories are subject to the business risks and uncertainties associated with any new business, including the risk that it will not achieve its investment objective, that

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the value of your investment could decline substantially and that the Fund will not grow to an economically viable size and thus might be liquidated, which would be a taxable event for shareholders, at a time that is not beneficial for all shareholders.

Counterparty Risk.  A Fund may engage in transactions in securities and financial instruments that involve counterparties. Under certain conditions, a counterparty to a transaction could default or the market for certain securities and/or financial instruments may become illiquid. For example, repurchase agreements are loans of money or arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund’s purchase price, with the difference being income to the Fund. To limit the counterparty risk associated with such transactions, a Fund conducts business only with financial institutions judged by Highland to present acceptable credit risk. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income at low risk on temporarily available cash. If bankruptcy or insolvency proceedings commence with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the securities. Such a delay may involve loss of interest or a decline in price of the securities. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the securities, the Fund may be required to return the securities to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Credit Default Swap Risk.  A credit default swap is a contract under which the parties agree to trade the credit risk of one or more reference obligations. Credit default swaps involve greater risks than investing in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When a Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described below because if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. Special tax considerations apply to the Fund’s use of credit default swaps. See “Taxation” below. Credit default swaps have received increased attention from regulatory bodies recently, and New York State has announced that certain credit default swaps will be regulated as insurance products. The effects of this increased regulation on the credit default swap market are not known at this time.

Credit Risk.  Credit risk refers to an issuer’s ability to make timely payments of interest and principal. High Income Fund invests primarily in, and Income Fund may invest up to 60% of its total assets in, debt securities rated below investment grade (also referred to as “high-yield securities” or “junk bonds”) and unrated debt securities of comparable quality, which are considered to be speculative. High-yield securities generally offer a higher return potential than investment grade securities, but also involve greater volatility of price and risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of the securities. As a result, investment in a Fund involves the risk that if an issuer of a high-yield security or an unrated security of comparable quality in which the Fund invests defaults, there may be a negative impact on the Fund’s income and asset coverage, and the Fund’s investment objective(s) may not be realized.

The values of high-yield securities tend to reflect individual corporate developments or adverse economic changes to a greater extent than higher-rated debt securities, which react primarily to fluctuations in the general level of interest rates. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of high-yield securities and thus in a Fund’s NAV. The rating organizations generally regard high-yield securities as predominantly speculative with respect to capacity to pay interest and repay principal and riskier than higher-rated

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debt securities. Changes by rating organizations in their ratings of any debt security and in the ability of an issuer to make payments of interest and principal may also affect the value of the a Fund’s investments. Changes in the value of portfolio securities will not necessarily affect cash income derived from such securities, but will affect a Fund’s NAV.

The Funds will rely on the Adviser’s judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters.

The credit ratings issued by rating organizations may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments of high-yield securities and not their market value risk. Also, credit rating organizations may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security’s market value. Although it considers ratings of nationally recognized statistical rating organizations such as Moody’s and S&P, the Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings.

Debt Securities Risk.  The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall and such changes may be greater among debt securities with longer maturities. Securities issued to finance corporate restructurings may have special credit risks because of the highly-leveraged conditions of the issuers, and such securities usually are subordinate to securities subsequently issued by the issuer. In addition, such issuers may lose experienced management as a result of the restructurings. Finally, the market price of such securities may be more volatile and expected benefits from restructuring do not materialize.

•	Investment Grade Securities. Although more creditworthy and generally less risky than below investment grade securities, investment grade securities are still subject to market and credit risk. Investment grade securities are generally considered medium and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers.

•	Below Investment Grade Securities. Below investment grade securities (also known as “high-yield securities” or “junk bonds”) may be speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Below investment grade securities have greater credit and liquidity risk than more highly rated obligations and are generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high-yield securities reflects a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the issuer to make payment of principal and interest. Many issuers of high-yield securities are highly leveraged and their relatively high debt to equity ratios create increased risks that their operations might not generate sufficient cash flow to service their obligations. Overall declines in the below investment grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their obligations at maturity. Investments in obligations of issuers that are generally trading at significantly higher yields than had been historically typical of the applicable issuer’s obligations may include debt obligations that have a heightened probability of being in covenant or payment default in the future. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted security for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. High-yield securities will be subject to certain additional risks to the extent that such obligations may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a

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significant portion of which may be secured. Moreover, such obligations may not be protected by financial covenants or limitations upon additional indebtedness and are unlikely to be secured by collateral. See “Income Tax Considerations” in the SAI for a discussion of special tax consequences associated with high-yield securities owned by a Fund.

Derivatives Risk.  There are several risks associated with derivatives transactions. For example, there are significant differences between the securities and derivatives markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The use of derivative transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Special tax considerations apply to the Fund’s use of derivatives. See “Taxation” below.

Distressed and Defaulted Securities Risk.  Investments in the securities of financially distressed companies involve substantial risks. These securities may involve a substantial risk of default or may be in default. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. High-yield, high-risk securities frequently are subordinated to the prior payment of senior indebtedness and are traded in markets that may be relatively less liquid than the market for higher-rated securities. In any reorganization or liquidation proceeding relating to a portfolio company, a Fund may lose its entire investment or may be required to accept cash or securities with a value less than the original investment. In addition, a liquidation or bankruptcy proceeding either may be unsuccessful (for example, because of the failure to obtain requisite approvals), may be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or may result in a distribution of cash or a new security the value of which will be less than a Fund’s purchase price of the security in respect of which such distribution was made. See Appendix A in the SAI for a description of the rating categories of the rating organizations, as well as “Income Tax Considerations” in the SAI for a discussion of special tax consequences associated with any investment by the Fund in defaulted or distressed debt securities.

Among the risks inherent in investments in troubled entities is that it frequently may be difficult to obtain information as to the true condition of a financially distressed issuer. Judgments about the credit quality of the issuer and the relative value of its securities may prove to be wrong. Such investments also may be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy courts’ power to disallow, reduce, subordinate or disenfranchise particular claims. The market prices of such securities also are subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value, and the Adviser’s estimates of intrinsic value may be based on its views of market conditions, including interest rates, that may prove to be incorrect.

Emerging Markets Risk.  Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of non-U.S. issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Equity Securities Risk.  The market prices of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements and reduced

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demand for the issuer’s goods or services. The values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. In addition to these risks, preferred stock and convertible securities are also subject to interest rate risk and credit risk.

Fixed Income Securities Risk.  A principal risk of each Fund that has a significant investment in fixed income securities is that the value of those securities typically changes as interest rates fluctuate. During periods of rising interest rates, fixed income securities generally decline in value. Conversely, during periods of falling interest rates, fixed income securities generally rise in value. This kind of market risk is generally greater for Funds investing in fixed income securities with longer durations.

Hedging Risk.  A Fund’s use of derivatives and other transactions, such as options, financial futures and options on financial futures, may involve risks not associated with other types of investments that the Fund intends to purchase and it is possible that a portfolio that utilizes hedging strategies may not perform as well as a portfolio that does not make use of such strategies. A Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the Adviser’s judgment in this respect will be correct. In addition, no assurance can be given that the Funds will enter into hedging or other transactions (including hedging exposure to non-U.S. currency exchange rate risk) at times or under circumstances in which it may be advisable to do so. Although the Adviser does not anticipate that derivatives or other such transactions will represent a significant component of a Fund’s investment strategy and will not be used for speculative purposes, each Fund has a policy to limit to 20% the portion of the Fund’s total assets that may be subject to such transactions or invested in such instruments.

A Fund’s positions in options and financial futures may be entered into and closed out only on a federally-licensed exchange that provides a market therefore, and there can be no assurance that a liquid market will exist for any particular option or futures contract. Because financial futures and related options markets generally impose limits on daily price movement, it is possible that the Adviser would not be able to close out hedge positions promptly. The inability to close out options and futures positions could have an adverse impact on a Fund’s ability to hedge its securities effectively and might, in some cases, require a Fund to deposit substantial amounts of additional cash to meet applicable margin requirements. A Fund’s ability to hedge effectively through transactions in financial futures or options depends on the degree to which price movements, which include, in part, changes in interest rates, in the Fund’s holdings correlate with price movements of the hedging instruments. Inasmuch as a Fund’s options and futures will not duplicate such underlying securities, the correlation will probably not be perfect. Consequently, the prices, which include, in part, changes in interest rates, of the securities being hedged may not move in the same amount as the hedging instrument. It is possible that there may be a negative correlation between the hedging instrument and the hedged securities, which would prevent the Fund from achieving the anticipated benefits of hedging transactions or may cause the Fund to realize losses and thus be in a worse position than if such strategies had not been used. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to designate or segregate liquid assets in an amount equal to the Fund’s daily marked-to-market value of its transactions in futures and options. To maintain this required cover, a Fund may have to sell portfolio securities at disadvantageous prices or times because it may not be possible to liquidate a position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting a Fund’s ability otherwise to invest those assets.

Illiquid and Restricted Securities Risk.  Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Funds, however, may not be able to sell these securities when the Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in

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order to permit resale the securities are registered under the Securities Act at a Fund’s expense, the Fund’s expenses would be increased.

Industry Concentration Risk.  Because of Healthcare Fund’s policy of investing primarily in securities issued by healthcare companies, the Fund is susceptible to economic, political or regulatory risks or other occurrences associated with the healthcare industry. The Fund faces the risk that economic prospects of healthcare companies may fluctuate dramatically because of changes in the regulatory and competitive environments. A significant portion of healthcare services are funded or subsidized by the government, which means that changes in government policies, at the state or federal level, may affect the demand for healthcare products and services. Other risks include the possibility that regulatory approvals (which often entail lengthy application and testing procedures) will not be granted for new drugs and medical products, the chance of lawsuits against healthcare companies related to product liability issues, and the rapid speed at which many healthcare products and services become obsolete.

Interest Rate Risk.  Generally, when interest rates rise, the value of fixed-rate debt securities, including high-yield securities, tends to decrease, and such declines tend to be greater among fixed-rate debt securities with longer maturities. The Funds have no policy limiting the maturities of their investments. To the extent the Funds invest in fixed-rate debt securities with longer maturities, the Funds are subject to greater interest rate risk than funds investing solely in shorter-term fixed-rate debt securities. In addition, in a period of rising interest rates, the higher cost of any leveraged employed by a Fund and/or increasing defaults by issuers of high-yield securities would likely exacerbate any decline in the Fund’s NAV. If an issuer of a debt security containing a redemption or call provision exercises either provision in a declining interest rate market, the Fund would likely replace the security with a security having a lower interest rate, which could result in a decreased return for shareholders.

Leverage Risk.  When deemed appropriate by the Adviser and subject to applicable regulations, a Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities while giving the purchaser the full benefit of movement in the market of those underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent a Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. The level of interest rates generally, and the rates at which such funds may be borrowed in particular, could affect the operating results of the Fund. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.

If the amount of borrowings that a Fund may have outstanding at any one time is large in relation to its capital, fluctuations in the market value of the Fund’s portfolio will have disproportionately large effects in relation to the Fund’s capital and the possibilities for profit and the risk of loss will therefore be increased. Any investment gains made with the additional monies borrowed will generally cause the NAV of the Fund to rise more rapidly than would otherwise be the case. Conversely, if the investment performance of the investments acquired with borrowed money fails to cover their cost to the Fund, the NAV of the Fund will generally decline faster than would otherwise be the case. If the Fund employs leverage, the Adviser will benefit because the Fund’s Average Daily Managed Assets will increase with leverage and the Adviser is compensated based on a percentage of Average Daily Managed Assets.

Under the terms of any loan agreement, a Fund may be required to, among other things, pledge some or all of its assets and limit its ability to pay distributions in certain circumstances, incur additional debts and engage in certain transactions. Such agreements could limit a Fund’s ability to pursue its investment strategies. The terms of any loan agreement could be more or less restrictive than those described.

Liquidity Risk.  At times, a major portion of an issue of debt securities may be held by relatively few institutional purchasers. Although the Funds generally consider such securities to be liquid because of the availability of an institutional market for such securities, under adverse market or economic conditions or in the event of adverse

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changes in the financial condition of the issuer, a Fund may find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if the securities were more widely held. In such circumstances, a Fund also may find it more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV. Each Fund, in most instances, utilizes an independent pricing service to determine the value of its securities. However, quotations from a pricing service (or other quotations) may not be a reliable indicator of the price the Fund could realize upon sale due to many factors, including, but not limited to, the number of active purchasers and sellers, variable economic and market conditions and changes in the financial condition (or perceived financial condition) of the issuer at the time of sale. As a result, pricing of a Fund’s securities does not rely solely on a price determined by an independent pricing service; other relevant information is also monitored and other valuation methodologies may be used as appropriate.

Loans Risk.  Loans, including senior loans, second and third lien loans, other secured loans and unsecured loans, are subject to certain risks.

•	Senior Loans. Senior loans in which a Fund may invest may not be rated by a rating organization, will not be registered with the SEC or any state securities commission and generally will not be listed or traded on any national securities exchange. Therefore, the amount of public information available about senior loans will be limited, and the performance of a Fund’s investments in senior loans will be more dependent on the analytical abilities of the Adviser than would be the case for investments in more widely-rated, registered or exchange-listed or traded securities. In evaluating the creditworthiness of borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. Moreover, certain senior loans will be subject to contractual restrictions on resale and, therefore, will be illiquid.

•	Second and Third Lien Loans. Second and third lien loans are subject to the same risks associated with investment in senior loans as well as additional risks. Second and third lien loans are second and third, respectively, in right of payment to senior loans and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the higher ranking obligations of the borrower. Second and third lien loans are expected to have greater price volatility and may be less liquid than high ranking obligations. There is also a possibility that originators will not be able to sell participations in these loans, which would create greater credit risk exposure.

•	Other Secured Loans. Secured loans other than senior loans, second lien loans and third lien loans are subject to the same risks associated with investment in senior loans, second and third lien loans. However, such loans may rank lower in right of payment than any outstanding senior loans and second and third lien loans of the borrower and therefore are subject to a greater degree to such risks.

•	Unsecured Loans. Unsecured loans are subject to the same risks associated with investment in senior loans, second and third lien loans, other secured loans. In addition, because unsecured loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to a greater degree to such risks.

Management Risk.  A Fund’s ability to identify and invest in attractive opportunities is dependent upon Highland, its investment adviser. If one or more key individuals leave Highland, Highland may not be able to hire qualified replacements or may require an extended time to do so. This situation could prevent a Fund from achieving its investment objectives.

Market Risk.  The profitability of the Fund substantially depends upon the Adviser correctly assessing the future price movements of stocks, bonds, options on stocks, and other securities and the movements of interest rates. The Adviser cannot guarantee that it will be successful in accurately predicting price and interest rate movements. The performance of any investment is subject to numerous factors that are neither within the control of, nor predictable by, the Adviser. Such factors include a wide range of economic, political, competitive and other conditions that may affect

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investments in general or specific industries or companies. Certain events, such as terrorist attacks, wars and other geopolitical events, may have disruptive negative effects on securities markets and the Fund. In recent years, the securities markets have become increasingly volatile, which may adversely affect the ability of the Fund to realize profits. As a result of the nature of the Fund’s investment activities, it is possible that the Fund’s financial performance may fluctuate substantially from period to period. Additionally, at any point in time an investment in a Fund may be worth less than the original investment, even after taking into account the reinvestment of dividends and distributions.

Micro, Small and Mid-Cap Securities Risk.  Securities issued by micro, small or mid-cap companies can be more volatile than, and perform differently from, securities issued by large-cap companies. There may be less trading in such companies’ securities and in certain volumes, which means that buy and sell transactions in those securities could have a larger impact on the security’s price than is the case with large-cap securities. Such companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a micro, small or mid-cap security’s price than is the case for a large-cap security.

Non-Diversification Risk.  Due to the nature of each Fund’s investment strategy and its non-diversified status, it is possible that a material amount of a Fund’s portfolio could be invested in the securities of one or a few issuers. Investing a significant portion of a Fund’s portfolio in any one or a few issuers may result in the Fund’s shares being more sensitive to the economic results of those few issuers.

Non-U.S. Securities Risk.  Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in foreign exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; much greater price volatility and illiquidity of certain non-U.S. securities markets; different trading and settlement practices; less governmental supervision; changes in currency exchange rates; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.

Because non-U.S. issuers are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain non-U.S. issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. Securities of non-U.S. issuers are generally less liquid than securities of comparable U.S. issuers. In certain countries, there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, especially emerging market countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets or diplomatic developments which could affect U.S. investments in those countries. Although the Adviser will endeavor to achieve most favorable execution costs for a Fund’s portfolio transactions in non-U.S. securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian arrangements of a Fund’s non-U.S. securities will be somewhat greater than the expenses for a Fund that invests primarily in domestic securities. Certain foreign governments levy withholding taxes or dividends, interest or capital gain from non-U.S. securities. Although in some countries a portion of these taxes is recoverable by a Fund, the non-recovered portion of foreign withholding taxes will reduce the income received by a Fund. See “Income Tax Considerations” in the SAI for a discussion of special tax consequences associated with an investment by a fund in non-U.S. securities.

The value of the non-U.S. securities held by a Fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a non-U.S. security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s NAV or current income could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar.

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In addition, the value of a Fund’s assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell non-U.S. securities, and by currency restrictions, exchange control regulation, currency devaluations and political and economic developments. Certain investments in Non-U.S. securities also may be subject to foreign withholding taxes on dividends, interest or capital gain. Those taxes will decrease the Fund’s yield on any such securities. See “Taxation” below. The foregoing risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

As a result of these potential risks, Highland may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including Highland, have had no or limited prior experience.

Options Risk.  There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.

When a Fund writes a covered call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security at the exercise price.

When a Fund writes a covered put option, the Fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Although the writing of call options only on national securities exchanges increases the likelihood that High Income Fund and Income Fund will be able to make closing purchase transactions, there is no assurance that the Funds will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in a Fund’s portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Portfolio Turnover Risk.  A high rate of portfolio turnover (i.e., 100% or more) will result in increased transaction costs for the Fund in the form of increased dealer spreads and brokerage commissions. High portfolio turnover also could produce higher taxable distributions and lower the Fund’s after-tax performance.

Royalty Securitizations Risk.  Securities related to royalty securitizations may decrease in value for a number of reasons. Depending on the terms of the underlying license, the licensee of the underlying asset (e.g., the drug) may decrease its use or production of the asset, thus paying fewer royalties under the license. Additionally, the licensor could lose the intellectual property rights associated with the underlying asset due to expiration or challenge, thereby terminating the license and reducing the flow of royalties.

Short Sales Risk.  Short sales by a Fund that are not made “against-the-box” (that is when the Fund has an offsetting long position in the asset that is selling short) theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows a Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, since

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the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Zero Coupon Securities and Step-Up Bond Risk.  Because zero coupon securities do not entitle the holder to any periodic payments of interest prior to maturity, and step-up bonds do not pay interest for a specified period of time, there can be no reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop. The Funds accrue income on these investments for U.S. federal income tax purposes. Because no cash is received by the Funds at the time of accrual, the Funds may be required to dispose of other portfolio securities to satisfy their RIC distribution requirements and avoid incurring fund-level federal income and/or excise taxes. See “Taxation” below.

MANAGEMENT OF THE FUNDS

Board of Trustees and Investment Adviser

The Board of Trustees has overall management responsibility for the Funds. See “Management” in the SAI for the names of and other information about the Trustees and officers of each of the Funds.

Highland Capital Management, L.P., NexBank Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240 (“Highland” or the “Adviser”), serves as the investment adviser to each Fund. Each of the Funds has entered into an investment advisory agreement with Highland (each an “Investment Advisory Agreement”) pursuant to which Highland provides the day-to-day management of each Fund’s portfolio of securities, which includes buying and selling securities for each Fund and conducting investment research. Additionally, Highland furnishes offices, necessary facilities, equipment and personnel and pays the compensation of the Trustee of each Fund who is Highland’s affiliate. For the fiscal year ended August 31, 2008, Highland received advisory fees, after waivers and reimbursements, of 0.40% of Long/Short Equity Fund’s Average Daily Managed Assets, 0.00% of High Income Fund’s Average Daily Managed Assets and 0.00% of Income Fund’s Average Daily Managed Assets. Highland receives monthly advisory fees, after waivers and reimbursements, at an annual rate of 0.00% of Healthcare Fund’s Average Daily Managed Assets. A discussion regarding the Board of Trustees’ approval of the Investment Advisory Agreements for High Income Fund and Income Fund is available in the Funds’ annual report for the fiscal year ended August 31, 2007. A discussion regarding the Board of Trustees’ approval of the Investment Advisory Agreement for Long/Short Equity Fund is available in the Fund’s semi-annual report for the six-months ended February 29, 2008. A discussion regarding the Board of Trustees’ approval of the Investment Advisory Agreement for Healthcare Fund is available in the Fund’s annual report for the fiscal year ended August 31, 2008. Each Investment Advisory Agreement may be terminated by each Fund or by vote of a majority of the outstanding voting securities of a Fund, without the payment of any penalty, on 60 days’ written notice. In addition, each agreement automatically terminates in the event of its “assignment” (as defined in the 1940 Act).

Organized in March 1993, Highland is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. As of September 30, 2008, Highland had approximately $33.6 billion in assets under management. Highland is also the Funds’ administrator (see “Administrator/Sub-Administrator” in the SAI for details). Highland is controlled by James Dondero and Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder.

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Portfolio Managers

Long/Short Equity Fund

Long/Short Equity Fund’s portfolio is jointly managed by James D. Dondero and Jonathan Lamensdorf. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities issued by Long/Short Equity Fund.

James D. Dondero.  Mr. Dondero is a founder and President of Highland. He is also Chairman of the Board of Directors of Highland Financial Partners, L.P. Prior to Highland, Mr. Dondero served as Chief Investment Officer of Protective Life’s GIC subsidiary, and helped grow the business from concept to over $2 billion from 1989 to 1993. His portfolio management experience includes mortgage-backed securities, investment grade corporate debt, leveraged bank loans, emerging market securities, derivatives, preferred stocks and common stocks. From 1985 to 1989, he managed approximately $1 billion in fixed income funds for American Express. Prior to American Express, he completed the financial training program at Morgan Guaranty Trust Company. Mr. Dondero is a Beta Gamma Sigma graduate of the University of Virginia with a Bachelor of Science in Commerce with concentrations in Accounting and Finance. Mr. Dondero is a Certified Public Accountant and a Certified Management Accountant. He has earned the right to use the Chartered Financial Analyst designation.

Jonathan Lamensdorf.  Mr. Lamensdorf is a portfolio manager for Highland’s dedicated equity funds. Prior to joining Highland in 2008, Mr. Lamensdorf most recently spent four years as a Senior Equity Research Analyst at Walker Smith Capital, a long/short equity hedge fund founded in 1996 with $1 billion in assets under management. Prior to that, Mr. Lamensdorf worked for four years as a Senior Equity Analyst at other hedge funds that had assets under management ranging from $200 million to $750 million. Mr. Lamensdorf also worked in equity trading at Merrill Lynch and in equity research at Lehman Brothers. He holds an MBA in Finance from the University of Chicago and a BBA in Finance from the University of Texas. Mr. Lamensdorf has earned the right to use the Chartered Financial Analyst designation.

Healthcare Fund

Healthcare Fund’s portfolio is jointly managed by Brad Means and Nathan Hukill. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities issued by Healthcare Fund.

Brad Means.  Mr. Means is a Senior Portfolio Manager at Highland. Prior to joining Highland in May 2004, Mr. Means was a Managing Director in FTI Consulting’s Corporate Finance group where he worked on corporate turnaround, restructuring and bankruptcy advisory engagements. From 1998 to 2001, he was a Director in PricewaterhouseCoopers LLP’s Chairman’s Office and focused on enterprise strategy, venture capital, business development and divestiture initiatives. Prior to his role in the Chairman’s Office, Mr. Means worked in the Strategic Change Consulting and the Assurance & Business Advisory groups of Price Waterhouse serving clients across a broad range of industries including Automotive, Energy, Financials and Industrials. He holds an MBA from the Stanford Graduate School of Business and a BSBA in Finance and Accounting from Creighton University. Mr. Means has earned the right to use the Chartered Financial Analyst designation.

Nathan Hukill.  Mr. Hukill is a Portfolio Manager at Highland. Prior to joining Highland in June 2005, Mr. Hukill worked as an investment professional at Centennial Ventures in Denver, Colorado, where he focused on investments in telecommunications and technology. Prior to Centennial, Mr. Hukill was an investment banking analyst in Donaldson, Lufkin & Jenrette’s Structured Products Group and a financial analyst in Salomon Smith Barney’s Global Loans Portfolio Group. Mr. Hukill focused on managing a portfolio of senior debt and private equity investments as well as structuring off-balance sheet transactions for Fortune 200 clients. Additionally, Mr. Hukill serves on the board of Solstice Neurosciences, Epocal Inc. and Complete Genomics. He is an MBA graduate of the

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Darden Graduate School of Business at the University of Virginia and holds a BS in Business Administration from the University of Colorado at Boulder, where he graduated Phi Beta Kappa, summa cum laude.

High Income Fund and Income Fund

High Income Fund and Income Fund’s respective portfolios are managed by Brad Borud. The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities issued by High Income Fund and Income Fund.

Brad Borud.  Mr. Borud is a Partner, Senior Trader and Chief Investment Officer — Retail Products at Highland. Prior to his current duties, Mr. Borud served as a Senior Trader and Co-Director of Portfolio Management for Highland from 2003 to 2008, as a Portfolio Manager and Team Leader from 2001 to 2003, as a Portfolio Manager from 1998 to 2001, and as a Portfolio Analyst from 1996 to 1998. As a Portfolio Manager, Mr. Borud covered a wide range of industries, including wireline telecommunications, wireless telecommunications, telecommunication equipment manufacturers, multi-channel video and media. Prior to joining Highland in November 1996, Mr. Borud worked as a Global Finance Analyst in the Corporate Finance Group at NationsBank from 1995 to 1996 where he was involved in the originating, structuring, modeling and credit analysis of leveraged transactions for large corporate accounts in the Southwest region of the United States. In 1994, Mr. Borud served at Conseco Capital Management as an Analyst Intern in the Fixed Income Research Department, following the transportation and energy sectors. Mr. Borud has a BS in Business Finance from Indiana University.

Underwriter of the Funds

Each Fund’s shares are offered for sale through PFPC Distributors, Inc. (the “Underwriter”), 760 Moore Road, King of Prussia, Pennsylvania 19406. Shareholders and Financial Advisors (as defined under “How to Buy Shares”) should not send any transaction or account requests to this address. Transaction or account requests should be directed to the relevant Fund, c/o PNC Global Investment Servicing, P.O. Box 9840, Providence, RI 02940.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of each Fund’s policies and procedures with respect to the disclosure of such Fund’s portfolio securities is available (i) in the SAI and (ii) on the Fund’s website at http://www.highlandfunds.com.

HOW TO BUY SHARES

You can purchase shares of the Funds on any day that the New York Stock Exchange (“NYSE”) is open for business (see “Net Asset Value”). You can purchase shares of the Funds from any financial advisor, broker-dealer or other financial intermediary that has entered into an agreement with the Underwriter with respect to the sale of shares of the Funds (a “Financial Advisor”), or PNC Global Investment Servicing, the Funds’ transfer agent (the “Transfer Agent”). Your Financial Advisor can help you establish an appropriate investment portfolio, buy shares, and monitor your investments. The Funds have authorized Financial Advisors to receive purchase and redemption orders on their behalf. Financial Advisors are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when a Financial Advisor or its authorized designee receives the order in “good form” or “in good order.” The specific requirements for “good form” or “in good order” depend on the type of transaction and method of purchase. Contact Highland if you have questions about your circumstances. Generally, “good form” or “in good order” means that you placed your order with your Financial Advisor or its authorized designee or your payment (made in accordance with any of the methods set forth in the table below) has been received and your application is complete, including all necessary documentation and signatures. Customer orders will be priced at a Fund’s NAV per share next computed after the orders are received

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by a Financial Advisor or its authorized designee in good form or in good order. Investors may be charged a fee by their Financial Advisors, payable to the Financial Advisor and not a Fund, if investors effect a transaction in Fund shares through either a Financial Advisor or its authorized designee.

The USA PATRIOT Act may require a Fund, a Financial Advisor or its authorized designee to obtain certain personal information from you which will be used to verify your identity. If you do not provide the information, it may not be possible to open your account. If a Fund, a Financial Advisor or authorized designee is unable to verify your customer information, such Fund reserves the right to close your account or to take such other steps as it deems reasonable.

Outlined below are various methods for buying shares of the Funds:

Method	Instructions

Through your Financial Advisor	Your Financial Advisor can help you establish your account and buy shares on your behalf. To receive the current trading day’s price, your Financial Advisor must receive your request in good form or in good order prior to the close of regular trading on the NYSE, usually 4:00 p.m., Eastern Time. Your Financial Advisor may charge you fees for executing the purchase for you.
By check (new account)(1)	For new accounts, send to the applicable Fund, c/o the Transfer Agent, at the address noted below,(2) a completed application and check made payable to “Highland Long/Short Equity Fund,” “Highland Healthcare Fund,” “Highland High Income Fund” or “Highland Income Fund,” as the case may be.
By check (existing account)(1)	For existing accounts, fill out and return to the applicable Fund, c/o the Transfer Agent, at the address noted below,(2) the additional investment stub included in your account statement, or send a letter of instruction, including the applicable Fund name and account number, with a check made payable to “Highland Long/Short Equity Fund,” “Highland Healthcare Fund,” “Highland High Income Fund” or “Highland Income Fund,” as the case may be.
By exchange	You or your Financial Advisor may acquire shares of a Fund for your account by exchanging shares you own in certain other funds advised by Highland for shares of the same class of a Fund at no additional cost (see “Exchange of Shares”). To exchange, send written instructions to the applicable Fund, c/o the Transfer Agent, at the address noted below(2) or call (877) 665-1287.

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Method	Instructions

By wire	You may purchase shares of a Fund by wiring money from your bank account to your Fund account. Send funds by wire to:
PNC Bank, N.A.
Philadelphia, PA
ABA #031-0000-53
FFFC #8615597735
Highland Funds
FBO: [applicable Fund name]/[your account number]
To receive the current trading day’s price, your wire, along with a valid account number, must be received in your Fund account prior to the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time.
If your initial purchase of shares is by wire, you must first complete a new account application and promptly mail it to the applicable Fund, c/o the Transfer Agent, at the address noted below.(2) After completing a new account application, please call (877) 665-1287 to obtain your account number. Please include your account number on the wire.
By electronic funds transfer via an automated clearing house (“ACH”) transaction(1)	You may purchase shares of a Fund by electronically transferring money from your bank account to your Fund account by calling (877) 665-1287. An electronic funds transfer may take up to two business days to settle and be considered in “good form” or “in good order.” You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.
Automatic investment plan	You may make monthly or quarterly investments automatically from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds transfer. For this feature, please call the applicable Fund at (877) 665-1287 or visit the Funds’ website (http://www.highlandfunds.com).

(1)	The redemption of shares purchased by check or an automated clearing house (“ACH”) transaction is subject to certain limitations (see “Redemption of Shares”). Any purchase by check or ACH transaction that does not clear may be cancelled, and the investor will be responsible for any associated expenses and losses to the Fund.

(2)	Regular Mail: Send to “Highland Long/Short Equity Fund,” “Highland Healthcare Fund,” “Highland High Income Fund” or “Highland Income Fund,” as the case may be, c/o PNC Global Investment Servicing, P.O. Box 9840, Providence, RI 02940.

Overnight Mail: Send to “Highland Long/Short Equity Fund,” “Highland Healthcare Fund,” “Highland High Income Fund” or “Highland Income Fund,” as the case may be, c/o PNC Global Investment Servicing, 101 Sabin Street, Pawtucket, RI 02860.

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Investment Minimums*

Initial Investment	$5,000
Subsequent Investments	$1,000
Automatic Investment Plan**	$200

*	For retirement plans, the investment minimum is $25 for each of the initial investment, subsequent investments and the automatic investment plan.

**	Your account must already be established and satisfy the initial investment minimum.

Each Fund reserves the right to change the investment minimums. Each Fund also reserves the right to reject for any reason, or cancel as permitted or required by law, any purchase order. In addition, without notice, a Fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

DESCRIPTION OF CLASS Z SHARES

Multiple Class Funds

Each Fund offers one class of shares in this Prospectus — Class Z Shares, which are available to eligible investors at NAV without a sales charge or contingent deferred sales charge. Each Fund also offers two classes of shares to retail investors in a separate prospectus — Class A Shares and Class C Shares.

Eligible Investors

The Funds offer Class Z Shares exclusively to certain institutional and other eligible investors. Eligible investors are as follows:

•	Clients of broker-dealers or registered investment advisers that both recommend the purchase of Fund shares and charge clients an asset-based fee;

•	A retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and that purchases shares directly from the Fund or through a third party broker-dealer;

•	Any insurance company, trust company or bank purchasing shares for its own account;

•	Any endowment, investment company or foundation; and

•	Any trustee of the Fund, any employee of Highland and any family member of any such trustee or employee.

Each Fund reserves the right to change the criteria for eligible investors. Each Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interests of the Fund and its shareholders.

REDEMPTION OF SHARES

Each Fund redeems its shares based on the NAV next determined after the Transfer Agent or Financial Advisor receives your redemption request in good form or in good order. Each Fund reserves the right to reject any redemption request that is not in good form or in good order. The specific requirements for good form or in good order depend on the type of account and transaction and the method of redemption. Contact Highland if you have any questions about your particular circumstances. Generally, “good form” or “in good order” means that the redemption request meets all applicable requirements described in the Prospectus and SAI. See “Net Asset Value” for a description of the calculation of NAV per share.

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You can redeem shares of a Fund on any day that the NYSE is open for business. Each Fund, however, may suspend the right of redemption and postpone payment for more than seven days: (i) during periods when trading on the NYSE is closed on days other than weekdays or holidays; (ii) during periods when trading on the NYSE is restricted; (iii) during any emergency which makes it impractical for a Fund to dispose of its securities or fairly determine the NAV of the Fund; and (iv) during any other period permitted by the SEC for your protection.

The Funds are intended for long-term investors and not for those who wish to trade frequently in shares of the Funds. The Funds believe that excessive short-term trading of shares of the Funds, such as by traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies, creates risks for the Funds and their long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs and potential dilution in the value of shares.

In order to discourage frequent short-term trading in Fund shares, the Board of Trustees has adopted policies and procedures that impose a 2.00% redemption fee (short-term trading fee) on Class Z Shares that are redeemed or exchanged within two months or less after the date of a purchase. This fee is calculated based on the shares’ aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge, is retained by each Fund, and does not benefit the Fund’s Adviser, Underwriter or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to a Fund’s exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by a Fund, (iii) shares were purchased through programs that collect the redemption fees at the program level and remit them to a Fund, (iv) shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading polices in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures will be in place or (v) shares were purchased through certain qualified and non-qualified retirement plans if recordkeepers for retirement plan participants cannot implement redemption fees because of systems’ limitations and such recordkeepers have provided verification to that effect. Such recordkeepers may be permitted to delay, temporarily, the implementation of redemption fees. These programs include programs utilizing omnibus accounts. The Funds seek to apply these policies uniformly.

Any shareholder purchasing shares of a Fund through a Financial Advisor should check with the Financial Advisor or the Fund to determine whether the shares will be subject to a short-term trading fee.

Each Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading or if such purchase or exchange is not in the best interests of the Fund and to limit, delay or impose other conditions on purchases or exchanges. Each Fund has adopted a policy of seeking to minimize short-term trading in its shares and monitors purchase, exchange and redemption activities to assist in minimizing short-term trading.

You may redeem shares of a Fund through your Financial Advisor or its authorized designee or directly from the Fund through the Transfer Agent. If you hold your shares in an individual retirement account (“IRA”), you should

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consult a tax advisor concerning the current tax rules applicable to IRAs. Outlined below are various methods for redeeming shares:

Method	Instructions

By letter	You may mail a letter requesting redemption of shares to: “Highland Long/Short Equity Fund,” “Highland Healthcare Fund,” “Highland High Income Fund” or “Highland Income Fund,” c/o PNC Global Investment Servicing, P.O. Box 9840, Providence, RI 02940. Your letter should state the name of the Fund, the share class, the dollar amount or number of shares you are redeeming and your account number. You must sign the letter in exactly the same way the account is registered. If there is more than one owner of shares, all must sign. A Medallion signature guarantee is required for each signature on your redemption letter. You can obtain a Medallion signature guarantee from financial institutions, such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a Medallion signature guarantee. If the account is registered to a corporation, trust or other entity, additional documentation may be needed. Please call (877) 665-1287 for further details.
By telephone or the Internet	Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with the Transfer Agent by calling (877) 665-1287 or visiting the Funds’ website at http://www.highlandfunds.com. If the Transfer Agent acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither the Transfer Agent nor the Fund will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire or invested in Long/Short Equity Fund, Healthcare Fund, High Income Fund, Income Fund, Floating Rate Funds or Money Market Fund (each as defined below under “Exchange of Shares”) or registered, open-end investment companies advised by the Adviser and distributed by the Underwriter and as otherwise permitted from time to time by the Board of Trustees. Among the procedures the Transfer Agent may use are passwords or verification of personal information. The Funds may impose limitations from time to time on telephone or Internet redemptions.

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Method	Instructions

Proceeds by check	The Funds will make checks payable to the name(s) in which the account is registered and normally will mail the check to the address of record within seven days.
Proceeds by bank wire	The Funds accept telephone or Internet requests for wire redemption in amounts of at least $1,000. The Funds will send a wire to either a bank designated on your new account application or on a subsequent letter in good form or in good order as described above under the instructions for redeeming shares “By letter.” The proceeds are normally wired on the next business day.

Automatic Cash Withdrawal Plan

You may automatically redeem shares on a monthly basis if you have at least $10,000 in your account and if your account is directly registered with the Transfer Agent. Call (877) 665-1287 or visit http://www.highlandfunds.com for more information about this plan.

Involuntary Redemption

A Fund may redeem all shares in your account (other than an IRA) if their aggregate value falls below $5,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing if a Fund initiates such action and allowed 30 days to increase the value of your account to at least $5,000.

Redemption Proceeds

A redemption request received by a Fund will be effected at the NAV per share next determined after the Fund receives the request in good form or in good order. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If, however, you purchased your Fund shares by check or ACH transaction, and unless you have documentation satisfactory to the Fund that your transaction has cleared, the Fund may hold proceeds for shares purchased by check or ACH until the purchase amount has been deemed collected, which is eight business days from the date of purchase for checks and five business days from the date of purchase for ACH transactions. While the Fund will delay the processing of the payment until the check clears, your shares will be valued at the NAV per share next determined after receipt by the Transfer Agent or your Financial Advisor of your redemption request in good form.

The Funds may pay your redemption proceeds wholly or partially in portfolio securities. Payments would be made in portfolio securities, which may include illiquid securities, only if the Adviser or the Board of Trustees believes that it would be in a Fund’s best interests not to pay redemption proceeds in cash. If a Fund pays your redemption proceeds in portfolio securities, you will be exposed to market risk until you convert these portfolio securities into cash, and you will likely pay commissions upon any such conversion. If you receive illiquid securities, you could find it more difficult to sell such securities and may not be able to sell such securities at prices that reflect the Adviser’s or your assessment of their fair value or the amount paid for them by the Funds. Illiquidity may result from the absence of an established market for such securities as well as legal, contractual or other restrictions on their resale and other factors. Redemptions of shares are generally taxable transactions for U.S. federal income tax purposes (see “Taxation”).

EXCHANGE OF SHARES

Shareholders of the Funds may exchange their Fund shares on any business day for shares of the same share class of any series of Highland Funds I (currently, Highland Long/Short Equity Fund, Highland Healthcare Fund, Highland

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High Income Fund and Highland Income Fund; collectively, the “Funds”), and such exchanges will be effected at the relative daily NAVs per share, plus any applicable redemption fee with respect to the exchanged shares (see “Redemption of Shares”). If you do not currently have an account in the Fund into which you wish to exchange your shares, you will need to exchange at least $5,000 ($25 for individual retirement accounts) of Fund shares in order to satisfy such Fund’s current minimum investment account requirement. Read the Prospectus carefully before investing.

You can also exchange your Fund shares on any business day for shares of the same share class of Highland Floating Rate Fund or Highland Floating Rate Advantage Fund (together, the “Floating Rate Funds”), and such exchanges will be effected at the relative daily NAVs per share, plus any applicable redemption fee with respect to the exchanged shares (see “Redemption of Shares”). If you do not currently have an account in the Floating Rate Funds into which you wish to exchange your shares, you will need to exchange at least $2,500 ($25 for individual retirement accounts) of Fund shares in order to satisfy the Floating Rate Funds’ current minimum investment account requirement. Call (877) 665-1287 for the applicable Floating Rate Fund’s prospectus, including applicable investment minimums, and read it carefully before investing. While exchanges from the Funds to either of the Floating Rate Funds may be effected on any business day at relative NAVs per share, the liquidation of shares of the Floating Rate Funds may be effected only on their respective quarterly repurchase dates.

Additionally, you can also exchange your Fund shares on any business day for shares of the RBB Money Market Fund (the “Money Market Fund”), a money market mutual fund advised by BlackRock Institutional Management Corporation. The minimum to open an account in the Money Market Fund is currently $1,000. Call (877) 665-1287 for the Money Market Fund prospectus, including applicable investment minimums, and read it carefully before investing.

Shareholders of the Funds and the Money Market Fund may exchange their shares daily and shareholders of the Floating Rate Funds may exchange their shares quarterly for shares of the same class of one of the Funds at the relative daily NAVs per share. The Floating Rate Funds are closed-end funds, the shares of which are continuously offered pursuant to their respective separate prospectuses. However, shares of the Floating Rate Funds are not redeemable, and, unlike most closed-end funds, the shares of the Floating Rate Funds are not traded on a stock exchange. Consequently, the only way that a shareholder of the Floating Rate Funds may liquidate shares of those funds is by tendering shares, or effecting an exchange, on the next quarterly repurchase date. Shareholders of the Floating Rate Funds may exchange their shares for shares of one another or for shares of the Funds pursuant to an exemptive order granted by the SEC that permits the Floating Rate Funds to comply with the exchange rules under the 1940 Act as though the Floating Rate Funds were open-end funds.

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, the Funds may reject any exchange request for any reason, including if they do not think that the exchange is in the best interests of the Funds and/or their shareholders. The Funds may also terminate your exchange privilege if the Adviser determines that your exchange activity is likely to adversely impact its ability to manage the Funds or if the Funds otherwise determine that your exchange activity is contrary to their short-term trading policies and procedures.

Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes (see “Taxation”).

To exchange by telephone, call (877) 665-1287. Please have your account number and taxpayer identification number available when calling.

NET ASSET VALUE

The NAV per share of each Fund’s Class Z Shares is calculated as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time, on each day that the NYSE is open for business. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’

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Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day or on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The NAV per share of each class of shares of a Fund is computed by dividing the value of the Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the class of shares by the total number of shares of the class outstanding at the time the determination is made. The price of a particular class of a Fund’s shares for the purpose of purchase and redemption orders will be based upon the calculation of NAV per share of the Fund next made after the purchase or redemption order is received in good form or in good order. The value of a Fund’s portfolio assets may change on days the Fund is closed and on which you are not able to purchase or sell your shares.

Each Fund’s portfolio securities are valued in accordance with the Fund’s valuation policies approved by the Board of Trustees. The value of the Funds’ investments is generally determined as follows:

•	Portfolio securities for which market quotations are readily available are valued at their current market value, except that debt securities that are not credit-impaired and have remaining maturities of 60 days or less will be valued at amortized cost, a method of valuation which approximates market value.

•	Foreign securities listed on foreign exchanges are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when a Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or redeem shares of a Fund.

•	Investments by a Fund in any other mutual fund are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

•	All other portfolio securities, including derivatives and cases where market quotations are not readily available, are valued at fair value as determined in good faith pursuant to procedures established by the Board of Trustees. Pursuant to the Funds’ pricing procedures, securities for which market quotations are not readily available may include securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund which holds the security). Market quotations may also be not “readily available” if an event occurs after the close of the principal exchange on which a portfolio security trades (but before the time for calculation of a Fund’s NAV) if that event affects or is likely to affect (more than minimally) the NAV per share of a Fund. Fair value pricing involves judgments that are inherently subjective and inexact; as a result, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

DIVIDENDS AND DISTRIBUTIONS

Long/Short Equity Fund and Healthcare Fund intend to pay dividends and any capital gain distributions on an annual basis. High Income Fund and Income Fund intend to pay monthly dividends and any capital gains distributions on an annual basis. You may have dividends or capital gain distributions that are declared by a Fund automatically reinvested at NAV in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or in Fund shares at the time you purchase your shares. You may change this election by notifying the applicable Fund in writing at any time prior to the record date for a particular dividend or distribution. Dividends and other taxable distributions are taxable to you even if they are reinvested in additional shares of a Fund. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through

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dividend reinvestment will receive a price based on the NAV per share on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Funds will pay any dividends or make any capital gain distributions.

TAXATION

The following discussion is a summary of certain U.S. federal income tax considerations generally applicable to investments in the Funds. Your investment may have other tax implications. The discussion reflects provisions of the Code, existing Treasury regulations, rulings published by the Internal Revenue Service (“IRS”), and other applicable authorities, as of the date of this prospectus. These authorities may be changed, possibly with retroactive effect, or subject to new legislative, administrative or judicial interpretations. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax law concerns affecting the Funds and their shareholders (including shareholders owning large positions in the Funds), and the discussion set forth herein does not constitute tax advice. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you. For more information, please see “Income Tax Considerations” in the SAI.

Each Fund intends to elect to be treated and to qualify annually as a RIC under Subchapter M of the Code. If the Fund so qualifies and satisfies certain distribution requirements, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders in a timely manner in the form of dividends or capital gains dividends (as defined below). Each Fund intends to distribute at least annually all or substantially all of its income and capital gains. Each Fund will be subject to a Fund-level income tax at regular corporate income tax rates on any taxable income or gains that it does not distribute to its shareholders.

Although High Income Fund and Income Fund do not presently expect to do so, each Fund is authorized to borrow funds and to sell assets in order to satisfy distribution requirements. Moreover, each of these Fund’s ability, particularly that of High Income Fund, to dispose of assets to meet its distribution requirements may be limited by (i) the illiquid nature of its portfolio and/or (ii) other requirements relating to its status as a RIC, including the diversification requirements. If either Fund disposes of assets in order to meet the distribution requirements or to avoid the federal excise tax, disclosed below, such Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement will be subject to a nondeductible 4% federal excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. While each Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% federal excise tax, there can be no assurance that sufficient amounts of a Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, a Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

Additionally, if for any taxable year a Fund does not qualify as a RIC, all of its taxable income would be subject to a Fund-level tax at regular corporate income tax rates without any deduction for distributions to shareholders. This treatment would reduce the Fund’s net income available for investment or distribution to its shareholders. In addition, all distributions from earnings and profits, including any net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders or to be treated as “qualified dividend income” in the case of individual shareholders. A Fund also could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

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Certain of a Fund’s investment practices, including derivative transactions, short sales and hedging activities, generally, will be subject to special and complex U.S. federal income tax provisions that could, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain or “qualified dividend income” into higher taxed short-term capital gain or ordinary income; (iii) accelerate income; (iv) convert short-term losses into long-term losses; (v) cause the Funds to recognize income or gain without a corresponding receipt of cash; (vi) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; (vii) cause adjustments in the holding periods of the Funds’ securities; and/or (vii) adversely alter the characterization of certain complex financial transactions. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to Fund shareholders. In particular, a Fund may recognize original issue discount (i.e., ordinary income prior to a corresponding receipt of cash) if the Funds acquire zero coupon securities, step-up bonds, deferred interest securities or certain other securities, and the market discount rules may convert capital gains into ordinary income. A Fund may be required to borrow money or dispose of securities (including at a time when it is not advantageous to do so) to mitigate the effect of these provisions and prevent its disqualification as a RIC. In addition, a Fund’s short sale transactions may increase the portion of the Fund’s distributions that are taxable to shareholders as ordinary income.

Special tax rules may change the treatment of gains and losses recognized by a Fund when that Fund invests in certain foreign securities or currencies. The application of these special rules may also affect the timing, amount and character of distributions made by a Fund. In addition, dividend, interest and other income received by a Fund from investments outside the U.S. may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between the U.S. and other countries may reduce or eliminate such taxes. The Funds do not expect that they will be eligible to elect to treat any foreign taxes they paid as paid by their shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own returns. Foreign taxes paid by a Fund will reduce the return from such Fund’s investments.

Distributions paid to you by a Fund from net realized long-term capital gain (that is, the excess of any net long-term capital gain over net short-term capital loss) that the Fund designates as capital gain dividends (“capital gain dividends”) are taxable as long-term capital gain, regardless of how long you have held your shares. Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2011. All other dividends paid to you by a Fund (including dividends from short-term capital gain (that is, the excess of any net short-term capital gain over any net long-term capital loss)) from its current or accumulated earnings and profits are generally subject to tax as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided holding periods and other requirements are met at both the shareholder and Fund level. It is not generally expected that a significant portion of High Income Fund’s or Income Fund’s distributions will qualify for favorable tax treatment as “qualified dividend income” for individual shareholders or as income eligible for the dividend-received deduction for corporate shareholders.

If, for any taxable year, a Fund’s total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of your tax basis in the shares. The amount treated as a tax-free return of capital will reduce your tax basis in the shares, thereby increasing your potential gain or reducing your potential loss on the subsequent sale of the shares. Any amounts distributed to you in excess of your tax basis in the shares will be taxable to you as capital gain (assuming the shares are held as a capital asset).

Dividends and other taxable distributions are taxable to you, whether received in cash or reinvested in additional shares of a Fund. Dividends and other distributions paid by a Fund generally are treated as received by you at the time the dividend or distribution is made. If, however, a Fund pays you a dividend in January that was declared in the previous October, November or December and you were a shareholder of record on a specified date in one of such

48

LONG/SHORT EQUITY FUND
HEALTHCARE FUND
HIGH INCOME FUND
INCOME FUND

months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

The price of shares purchased at any time may reflect the amount of a forthcoming distribution. If you purchase shares just prior to a distribution, you will receive a distribution that will be taxable to you even though it represents in part a return of your invested capital.

Each Fund will send you information after the end of each calendar year setting forth the amount and tax status of any distributions paid to you by the Fund. Ordinary income dividends and capital gain dividends may also be subject to state and local taxes.

If you sell or otherwise dispose of any of your shares of a Fund (including (i) exchanging them for shares of another Fund (the Floating Rate Funds, the Money Market Fund or any other Participating Fund) or (ii) through a redemption), you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such shares of the Fund and the amount you receive upon disposition of such shares. If you hold your shares as capital assets, any such gain or loss will be long-term capital gain or loss if you have held (or are treated as having held) such shares for more than one year at the time of sale. All or a portion of any loss you realize on a taxable sale or exchange of your shares of a Fund will be disallowed if you acquire other shares of the same Fund (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. In addition, any loss realized upon a taxable sale or exchange of Fund shares held (or deemed held) by you for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the shares. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

A Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to you if: (i) you fail to provide the Fund (or its agent) with your correct taxpayer identification number (in the case of an individual, generally, such individual’s social security number) or to make the required certification; or (ii) the Fund has been notified by the IRS that you are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE PROVISIONS OF THE CODE AND THE TREASURY REGULATIONS IN EFFECT AS THEY DIRECTLY GOVERN THE TAXATION OF THE TRUST AND ITS SHAREHOLDERS. THESE PROVISIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE OR ADMINISTRATIVE ACTION, AND ANY SUCH CHANGE MAY BE RETROACTIVE. A MORE COMPLETE DISCUSSION OF THE TAX RULES APPLICABLE TO THE TRUST CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS REGARDING SPECIFIC QUESTIONS AS TO U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME OR OTHER TAXES.

49

FINANCIAL HIGHLIGHTS

HIGHLAND LONG/SHORT EQUITY FUND*

The financial highlights tables are intended to help you understand each Fund’s financial performance for Class Z Shares. The Funds’ fiscal year runs from September 1 to August 31. Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from each Fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with this information, appears in the relevant Fund’s 2008 Annual Report. Each Fund’s 2008 Annual Report is incorporated by reference into the Funds’ SAI. To request a Fund’s 2008 Annual Report, please call (877) 665-1287.

	For the Year Ended		For the Period Ended
	August 31,		August 31,
	2008		2007(1)

Net Asset Value, Beginning of Year	$10.94		$10.00
Income from Investment Operations:
Net investment income	—	(2)(3)	0.00
Redemption fees added to paid-in capital	—	(3)	—	(3)
Net realized and unrealized gain	0.04	(2)	0.94

Total from investment operations	0.04		0.94
Less Distributions Declared to Shareholders:
From net investment income	(0.06)		—
From net realized gains	(0.38)		—

Total distributions declared to shareholders	(0.44)		—
Net Asset Value, End of Year	$10.54		$10.94
Total return(4)	0.31%		9.40	%(5)
Ratios to Average Net Assets/ Supplemental Data:
Net assets, end of period (in 000’s)	$6,023		$7,837
Total expenses	3.98%		4.90%
Waiver/reimbursement	(1.85)%		(2.30)%
Net operating expenses(6)	2.13%		2.60%
Short Sales, Dividend and Interest Expense	0.34%		0.01%
Net expenses(6)	2.47%		2.61%
Net investment income/(loss)	(0.01)%		(0.06)%
Portfolio turnover rate	206%		58	%(5)

(1)	The Fund commenced operations on December 5, 2006.

(2)	Per share data was calculated using average shares outstanding during the period.

(3)	Represents less than $0.005 per share.

(4)	Total return is at net asset value assuming all distributions reinvested and no initial sales charge or CDSC. Had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(5)	Not annualized.

(6)	Net expense ratio has been calculated after applying any waiver/reimbursement.

*	Effective December 23, 2008, “Highland Equity Opportunities Fund” was renamed “Highland Long/Short Equity Fund.”

50

HIGHLAND HEALTHCARE FUND

	For the Period Ended
	August 31,
	2008(1)

Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss	(0.02)%
Net realized and unrealized gain	0.33

Total from investment operations	0.31
Less Distributions Declared to Shareholders:
From net investment income	—
Total distributions declared to shareholders	—
Net Asset Value, End of Period	$10.31
Total return(2)	3.10	%(3)
Ratios to Average Net Assets/ Supplemental Data:
Net assets, end of period (in 000’s)	$6,940
Total expenses	6.50%
Waiver/reimbursement	(4.50)%
Net operating expenses(4)	2.00%
Net investment income/(loss)	(0.65)%
Portfolio turnover rate	36	%(3)

(1)	The Fund commenced operations on May 5, 2008.

(2)	Total return is at net asset value assuming all distributions reinvested and no sales charge or CDSC. Had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(3)	Not annualized.

(4)	Net expense ratio has been calculated after applying any waiver/reimbursement.

51

HIGHLAND HIGH INCOME FUND

	For the Year Ended	For the Period Ended
	August 31,	August 31,
	2008	2007(1)

Net Asset Value, Beginning of Year	$9.58	$10.00
Income from Investment Operations:
Net investment income	0.73	0.32	(2)
Redemption fees added to paid-in-capital	— (3)	—
Net realized and unrealized gain/(loss)	(1.78)	(0.42	)(2)

Total from investment operations	(1.05)	(0.10)
Less Distributions Declared to Shareholders:
From net investment income	(0.73)	(0.32)

From net realized gains	(0.44)	—
Total distributions declared to shareholders	(1.17)	(0.32)
Net Asset Value, End of Year	$7.36	$9.58
Total return(4)	(11.90)%	(1.10	)%(5)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in 000’s)	$4,181	$4,763
Total expenses	8.08%	5.54%
Waiver/reimbursement	(6.08)%	(3.54)%
Net operating expenses(6)	2.00%	2.00%
Interest expense	0.02%	N/A
Net expenses(6)	2.02%	2.00%
Net investment income	8.69%	6.41%
Portfolio turnover rate	94%	641	%(5)

(1)	The Fund commenced operations on March 5, 2007.

(2)	Per share data was calculated using average shares outstanding during the period.

(3)	Represents less than $0.005 per share

(4)	Total return is at net asset value assuming all distributions reinvested and no initial sales charge or CDSC. Had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(5)	Not annualized.

(6)	Net expense ratio has been calculated after applying any waiver/reimbursement.

52

HIGHLAND INCOME FUND

	For the Year Ended	For the Period Ended
	August 31,	August 31,
	2008	2007(1)

Net Asset Value, Beginning of Year	$9.88	$10.00
Income from Investment Operations:
Net investment income	0.59	0.27	(2)
Redemption fees added to paid-in-capital	— (3)	—
Net realized and unrealized gain/(loss)	(0.67)	(0.12	)(2)

Total from investment operations	(0.08)	0.15
Less Distributions Declared to Shareholders:
From net investment income	(0.59)	(0.27)

From net realized gains	(0.38)	—
Total distributions declared to shareholders	(0.97)	(0.27)
Net Asset Value, End of Year	$8.83	$9.88
Total return(4)	(0.96)%	1.42	%(5)
Ratios to Average Net Assets/ Supplemental Data:
Net assets, end of period (in 000’s)	$4,820	$4,866
Total expenses	6.80%	5.50%
Waiver/reimbursement	(4.80)%	(3.50)%
Net operating expenses(6)	2.00%	2.00%
Interest expense	0.06%	0.15%
Net expenses(6)	2.06%	2.15%
Net investment income	6.32%	5.31%
Portfolio turnover rate	70%	590	%(5)

(1)	The Fund commenced operations on March 5, 2007.

(2)	Per share data was calculated using average shares outstanding during the period.

(3)	Represents less than $0.005 per share.

(4)	Total return is at net asset value assuming all distributions reinvested and no initial sales charge or CDSC. Had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(5)	Not annualized.

(6)	Net expense ratio has been calculated after applying any waiver/reimbursement.

53

MAILINGS TO SHAREHOLDERS

In order to reduce duplicative mail and expenses of the Funds, we may, in accordance with applicable law, send a single copy of the Funds’ Prospectus and shareholder reports to your household even if more than one family member in your household owns shares of the Funds. Additional copies of the Prospectus and shareholder reports may be obtained by calling (877) 665-1287. If you do not want us to consolidate your Fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will furnish separate mailings, in accordance with instructions, within 30 days of your request.

54

PRIVACY POLICY

We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information.  We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;

•	Web site information, including any information captured through our use of “cookies”; and

•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information.  We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information.  We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

More information about Highland Long/Short Equity Fund, Highland Healthcare Fund, Highland High Income Fund and Highland Income Fund (the “Funds”), each an investment portfolio of Highland Funds I (the “Trust”), is available without charge through the following: Statement of Additional Information (SAI) The SAI, as it may be amended or supplemented from time to time, includes more detailed information about the Funds and is available, free of charge, on the Funds’ website. The SAI is on file with the SEC and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus. Annual and Semi-Annual Reports Additional information about the Funds’ investments will be available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. To Obtain More Information: By Internet: http://www.highlandfunds.com By Telephone: Call (877) 665-1287 By Mail: Highland Funds c/o PNC Global Investment Servicing P.O. Box 9840 Providence, RI 02940 By Overnight Mail: Highland Funds c/o PNC Global Investment Servicing 101 Sabin Street Pawtucket, RI 02860 From the SEC: You can also obtain the SAI or the annual and semi-annual reports, as well as other information about the Funds, from the EDGAR Database on the SEC’s website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-551-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to: Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102 The Trust’s Investment Company Act Registration Number: 811-21866 Highland Funds c/o PNC Global Investment Servicing 101 Sabin Street Pawtucket, RI 02860 www.highlandfunds.com 2009-HFI-PROSZ

Statement of Additional Information Dated December 23, 2008
INVESTMENT PORTFOLIOS OF HIGHLAND FUNDS I
HIGHLAND LONG/SHORT EQUITY FUND (formerly, Highland Equity Opportunities Fund)
HIGHLAND HEALTHCARE FUND
HIGHLAND HIGH INCOME FUND
HIGHLAND INCOME FUND
Class A, Class C and Class Z Shares
NexBank Tower
13455 Noel Road, Suite 800, Dallas, Texas 75240
(877) 665-1287
     This Statement of Additional Information (“SAI”) is not a prospectus but provides additional information that should be read in conjunction with the Funds’ Prospectuses dated December 23, 2008, and any supplements thereto. Copies of the Funds’ Prospectuses are available, upon request, by calling the Funds at (877) 665-1287, visiting the Funds’ website (http://www.highlandfunds.com) or writing to the Funds c/o PNC Global Investment Servicing, P.O. Box 9840, Providence, RI 02940. Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Funds’ Prospectuses.

THE FUNDS
     Highland Long/Short Equity Fund (“Long/Short Equity Fund”) (formerly, Highland Equity Opportunities Fund), Highland Healthcare Fund (“Healthcare Fund”), Highland High Income Fund (“High Income Fund”) and Highland Income Fund (“Income Fund”) (each a “Fund,” and together, the “Funds”) are each non-diversified series of Highland Funds I (the “Trust”), an open-end management investment company organized as a Delaware statutory trust on February 28, 2006. Long/Short Equity Fund, Healthcare Fund, High Income Fund and Income Fund commenced investment operations on December 5, 2006, May 5, 2008, March 5, 2007 and March 5, 2007, respectively. Highland Equity Opportunities Fund was renamed Highland Long/Short Equity Fund effective December 23, 2008. Each Fund offers three classes of shares: Class A, Class C and Class Z.
INVESTMENT POLICIES AND STRATEGIES
     The following information supplements the discussion of the investment policies and strategies of the Funds described in the Prospectuses. In pursuing its objective, each Fund will invest as described in the Prospectuses and as described below with respect to the following non-principal investment policies and strategies. The investment objectives of the Funds are non-fundamental policies and may be changed by the Board of Trustees of the relevant Fund without the approval of the Fund’s shareholders. Fundamental policies of the Fund may be changed only with the approval of a “vote of a majority of the outstanding voting securities” of the Funds, upon at least 60 days’ prior notice to shareholders of any change. A “vote of a majority of the outstanding voting securities” of a Fund means the approval of the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares.
     In addition to the principal investments described in the Prospectuses, Highland Capital Management, L.P. (“Highland” or the “Adviser”) may also invest some of the Funds’ assets in short-term U.S. government obligations, certificates of deposit, commercial paper and other money market instruments, including repurchase agreements with respect to such obligations, to enable the Funds to make investments quickly and to serve as collateral with respect to certain of their investments. If the Adviser, however, believes that a defensive position is appropriate because of expected economic or business conditions or the outlook for security prices, a greater percentage of a Fund’s assets may be invested in such obligations. A Fund may purchase securities on a when-issued or forward commitment basis, engage in securities lending activities, and invest up to 33-1/3% of its total assets in reverse repurchase agreements when aggregated with all other borrowings (other than temporary borrowings). Each Fund may also invest its assets (up to 20% of Long/Short Equity Fund’s assets, up to 100% of Healthcare Fund’s assets, up to 60% of Income Fund’s assets and up to 100% of High Income Fund’s assets) in high yield bonds (also known as “junk bonds”) which are bonds typically rated below investment grade by one or more nationally recognized statistical ratings organizations (“NRSROs”). NRSROs generally regard high-yield debt securities as predominately speculative with respect to ability to pay interest and repay principal and riskier than higher-rated debt securities. Appendix A contains additional information concerning the characteristics of the ratings used by certain NRSROs. From time to time, in the sole discretion of the Adviser, cash balances of the Funds may be placed in a money market fund or investments may be made in shares of other investment companies, subject to the applicable limits under the Investment Company Act of 1940, as amended (the “1940 Act”).
     Limited Role in Affairs of Portfolio Companies. Although the Adviser does not take an active role in the affairs of the companies in which the Funds have positions other than voting proxies with respect to the Funds’ portfolio holdings, it will be the policy of each Fund to take such steps as are necessary to protect its economic interests. If the opportunity presents itself, the Adviser reserves the option for any of its partners to accept a role on the board of directors of any company, regardless of whether a Fund holds any of the company’s securities.
     Financial Futures. Each Fund has claimed an exclusion from the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.
     When-Issued Securities and Forward Commitments. A Fund may enter into forward commitments for the purchase or sale of securities, including on a “when-issued” or “delayed delivery” basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon

2

the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While a Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased by a Fund under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. For forward commitments that are cash settled, a Fund will designate or segregate liquid assets in an amount equal to the Fund’s daily marked-to-market value of such commitments.
     Securities Loans. Each Fund may seek additional income by making secured loans of its portfolio securities amounting to not more than one-third of the value of the Fund’s total assets. The Funds will receive collateral consisting of cash, U.S. government securities or irrevocable letters of credit, which collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also may call such loans in order to sell the securities involved.
     Repurchase Agreements. High Income Fund, Income Fund and Healthcare Fund may enter into repurchase agreements with respect to up to 33 1/3% of the value of the Fund’s total assets. Long/Short Equity Fund may enter into repurchase agreements with respect to up to 20% of the value of the Fund’s total assets. A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase. The Adviser will evaluate the creditworthiness of the repurchase agreement counterparties with whom the Funds do business and will monitor their creditworthiness during the period of any repurchase agreement.
     Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements with respect to debt obligations that could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which a Fund may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. A Fund will undertake reverse repurchase transactions to assist in the management of its portfolio and to obtain additional liquidity. A Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of the Securities and Exchange Commission (“SEC”) require that, if securities are sold by a Fund under a reverse repurchase agreement, the Fund designate or segregate liquid assets in an amount equal to the Fund’s daily marked-to-market value of such agreement. Reverse repurchase agreements are considered borrowings of money by the Funds and as such would be subject to the restrictions on issuing senior securities described below under “Investment Restrictions.”
     Emerging Markets. Each of Long/Short Equity Fund and Healthcare Fund may invest up to 50% of the value of its total assets, and each of High Income Fund and Income Fund may invest up to 20% of the value of its total assets, in emerging market countries.
     Futures Contracts and Related Options. The Funds currently do not intend to trade in futures contracts or related options on futures contracts. Each of High Income Fund and Income Fund, however, has reserved the right, subject to the approval of the Board of Trustees, to purchase and sell financial futures contracts and options on such futures contracts for the purpose of hedging its portfolio securities (or portfolio securities that it expects to acquire) against anticipated changes in prevailing interest rates. This technique could be employed if the Adviser anticipates that interest rates may rise, in which event a Fund could sell a futures contract to protect against the potential decline in

3

the value of its portfolio securities. Conversely, if declining interest rates were anticipated, a Fund could purchase a futures contract to protect against a potential increase in the price of securities the Fund intends to purchase.
     Interest Only Mortgage-Backed Securities. High Income Fund and Income Fund are permitted to buy certain debt securities, known as “interest only” mortgage-backed securities, in which the issuer is only obligated to pay a fixed-rate of interest based on a stated principal amount, but does not make any principal payments. Each month the stated principal amount is adjusted to reflect both scheduled payments and prepayments of principal on the underlying mortgages. The holder purchases the security at a price that is lower than the holder’s expectations of payments of interest from the issuer.
     Inverse Floaters. High Income Fund and Income Fund are also permitted to buy certain debt securities, known as inverse interest rate floaters (“Inverse Floaters”). These securities do not carry a fixed-rate of interest, but instead pay interest based on a formula that varies inversely with the then current market interest rate (the “formula interest rate”), as reflected by a referenced interest rate on a specific date near the interest payment date (the “interest calculation date”). For example, if the referenced interest rate decreases on an interest calculation date from the referenced interest rate on the prior interest calculation date, then the formula interest rate will increase on that interest calculation date versus the prior interest calculation date. If the referenced rate of interest on the current interest calculation date is different from the amount such rate was on the interest calculation date prior to purchase, then the interest payments received by the holder may be more or less than the holder expected to receive based on the referenced rate in effect on the date of purchase.
RISK FACTORS
     Operating Deficits. The expenses of operating a Fund (including the fees payable to the Adviser) may exceed its income, thereby requiring that the difference be paid out of the Fund’s capital, reducing the Fund’s investments and potential for profitability.
     Accuracy of Public Information. The Adviser selects investments for each Fund, in part, on the basis of information and data filed by issuers with various government regulators or made directly available to the Adviser by the issuers or through sources other than the issuers. Although the Adviser evaluates all such information and data and ordinarily seeks independent corroboration when the Adviser considers it appropriate and when such corroboration is reasonably available, the Adviser is not in a position to confirm the completeness, genuineness or accuracy of such information and data.
     Trading Limitations. For all securities listed on a securities exchange, including options listed on a public exchange, the exchange generally has the right to suspend or limit trading under certain circumstances. Such suspensions or limits could render certain strategies difficult to complete or continue and subject the Funds to loss. Also, such a suspension could render it impossible for the Adviser to liquidate positions and thereby expose the Funds to potential losses. Finally, to the extent that advisory personnel of the Adviser acquire material non-public information in the course of service on the board of directors or creditor’s committee of a company, the Funds may be prevented from buying or selling securities of that company.
     Investments in Money Market Funds, ETFs and other Investment Companies. If a Fund invests in shares of a money market fund, exchange-traded fund or another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of such underlying money market fund, exchange-traded fund or investment company.
     Risks of When-Issued Securities and Forward Commitments. Purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in a Fund’s portfolio are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, a Fund will meet its obligations from then available cash flow, sale of securities reserved for payment of the commitment, sale of other securities or, although it would not normally expect to do so,

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from sale of the forward commitment securities themselves (which may have a value greater or lesser than the Fund’s payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Funds from recovering the collateral or completing the transaction.
     Risks of Securities Loans. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The Fund also bears the risk that the value of investments made with collateral may decline. Although the Fund has the right to call loans at any time on reasonable notice and will do so if holders of a loaned security are asked to vote upon or consent to material matters, the Fund bears the risk of delay in the return of the security, impairing the Fund’s ability to vote on such matters.
     Securities lending also exposes a Fund to counterparty risk, as the borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. There can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. If the counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce its contractual rights.
     Risks of Repurchase Agreements. Repurchase agreements afford an opportunity for a Fund to earn a return on available liquid assets at minimal market risk, although the Fund may be subject to various delays and risks of loss if the counterparty is unable to meet its obligation to repurchase. If the counterparty defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement, including interest. In addition, if the counterparty should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying collateral or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the counterparty’s estate.
     Risks of Reverse Repurchase Agreements. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by a Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them.
     Emerging Markets Risks. Investing in emerging market countries involves certain risks not typically associated with investing in the U.S., and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the U.S.; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
     Risks of Futures Contracts and Related Options. Futures contracts and related options involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying security or index of the securities held

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by the Fund that are the subject of a hedge. Other risks arise from the Fund’s potential inability to close out futures or options positions. There can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.
     Risks of Interest Only Mortgage-Backed Securities. “Interest only” mortgage-backed securities present a heightened risk of total loss of investment.
     Risks of Inverse Floaters. As interest rates rise, Inverse Floaters produce less current income. A change in prevailing interest rates will often result in a greater change in the interest rate paid by an Inverse Floater. As a result, Inverse Floaters may have a greater degree of volatility than other types of interest-bearing securities of similar credit quality.
     Portfolio Turnover. High rates of portfolio turnover (100% or more) entail certain costs, including possible increased taxable income for a Fund’s shareholders. Also, higher turnover will result in increased dealer spreads and brokerage commissions. For the fiscal years ended August 31, 2008 and August 31, 2007, Long/Short Equity Fund had portfolio turnover of 206% and 58%, respectively. The increase during the 2008 fiscal year is due to increased volatility in the equity markets and the fact that the 2007 fiscal year was not a full twelve months. For fiscal year 2008 and 2007, High Income Fund had portfolio turnover of 94% and 641%, respectively. For fiscal year 2008 and 2007, Income Fund had portfolio turnover of 70% and 590%, respectively. The decrease during the 2008 fiscal year for each of these Funds is due to a reduction of primary issuances in the high yield bond market, which led to a corresponding reduction in purchases and sales by the Funds.
INVESTMENT RESTRICTIONS
     The investment restrictions below have been adopted by the Board of Trustees. If a percentage policy set forth in the Prospectuses or one of the following percentage investment restrictions is adhered to at the time a transaction is effected, later changes in a percentage will not be considered a violation of the policy or restriction unless such change is caused by action of a Fund or pertains to a Fund’s limitations on borrowing and investment in illiquid securities.
     Fundamental Investment Restrictions. The following investment restrictions are fundamental policies and, as such, may not be changed without the approval of a “vote of a majority of the outstanding voting securities” (as previously defined in “Investment Policies and Strategies”). A Fund may not:
1.	Purchase any security that would cause such Fund to concentrate (invest 25% or more of its total assets) in securities of issuers primarily engaged in any particular industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), except that Healthcare Fund will invest more than 25% and may invest up to 100% of its assets in securities of issuers in the industry group consisting of healthcare companies (as defined in the Prospectus);

2.	In the case of Healthcare Fund, High Income Fund and Income Fund, issue senior securities or borrow in excess of the amounts permitted by the 1940 Act;*

3.	In the case of Long/Short Equity Fund, issue senior securities (including borrowing money, including on margin if margin securities are owned, and through entering into reverse repurchase agreements) in excess of 33 1/3% of Long/Short Equity Fund’s total assets (including the amount of senior securities issued, but excluding any liabilities and indebtedness not constituting senior securities), except that Long/Short Equity Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, securities lending, when-issued and forward commitment transactions and similar investment strategies. Long/Short Equity Fund’s obligations under the foregoing types of transactions and investment strategies are not treated as senior securities;

4.	Underwrite securities of other issuers, except to the extent that such Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the Securities Act of 1933;

*     Under the 1940 Act, a Fund may not issue senior securities or borrow in excess of 33 1/3% of the Fund’s total assets (after giving effect to any such borrowing), which amount excludes borrowing for temporary purposes and in an amount not more than 5% of the Fund’s total assets at the time borrowing is made.

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5.	Purchase or sell real estate, except that a Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) hold for prompt sale, real estate or interests in real estate to which it may gain an ownership interest through the forfeiture of collateral securing loans or debt securities held by it;

6.	Purchase or sell commodities or commodity contracts, but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

7.	Lend any property or make any loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

     Non-Fundamental Investment Restrictions. Each Fund is also subject to the following non-fundamental investment restrictions and policies that may be changed by the Board of Trustees without shareholder approval. A Fund may not:

1.	In the case of Healthcare Fund, High Income Fund and Income Fund, enter into repurchase agreements if, as a result thereof, more than 33 1/3% of such Fund’s total assets would be invested in repurchase agreements and in the case of Long/Short Equity Fund, as an operating policy and notwithstanding fundamental investment restriction number 7, Long/Short Equity Fund may not acquire debt securities or enter into repurchase agreements if, as a result thereof, more than 20% of Long/Short Equity Fund’s total assets would be invested in debt securities or repurchase agreements;

2.	Acquire any illiquid securities, such as repurchase agreements with more than seven calendar days to maturity or fixed time deposits with a duration of over seven calendar days, if, as a result thereof, more than 15% of the market value of such Fund’s net assets would be in investments that are illiquid;

3.	Acquire securities of other investment companies, except as permitted by the 1940 Act (currently under the 1940 Act, a Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased);

4.	Borrow on margin, notwithstanding, in the case of Healthcare Fund, High Income Fund and Income Fund, fundamental investment restriction number 2, and in the case of Long/Short Equity Fund, fundamental investment restriction number 3, unless such activity is permitted by applicable law; and

5.	Healthcare Fund will not engage in any activities described under fundamental investment restriction number 2 pursuant to which the lenders would be able to foreclose on more than 33 1/3% of Healthcare Fund’s total assets.

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MANAGEMENT
     The Board of Trustees (the “Board”) provides broad oversight over the operations and affairs of the Funds and protects the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Funds, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Funds’ business. The names and ages of the Trustees and officers of the Funds, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships or trusteeships they hold are shown below. The business address for each Trustee and officer of the Funds is c/o Highland Capital Management, L.P., NexBank Tower, 13455 Noel Road, Suite 800, Dallas, TX 75240.

				Number of
				Portfolios in
				Highland
				Fund	Other
	Position(s)			Complex	Directorships/
	with each	Term of Office and	Principal Occupation(s)	Overseen	Trusteeships
Name and Age	Fund	Length of Time Served	During Past Five Years	by Trustee(1)	Held
INDEPENDENT TRUSTEES

Timothy K. Hui (Age 60)	Trustee	Indefinite Term; Trustee since inception in 2006.	Vice President since February 2008, Dean of Educational Resources from July 2006 to January 2008, Assistant Provost for Graduate Education from July 2004 to June 2006, and Assistant Provost for Educational Resources from July 2001 to June 2004 at Philadelphia Biblical University.	9	None

Scott F. Kavanaugh (Age 47)	Trustee	Indefinite Term; Trustee since inception in 2006.	Vice-Chairman, President and Chief Operating Officer at Keller Financial Group since September 2007; Chairman and Chief Executive Officer at First Foundation Bank since September 2007; Private investor since February 2004; Sales Representative at Round Hill Securities from March 2003 to July 2004; Executive at Provident Funding Mortgage Corporation from February 2003 to July 2003; Executive Vice President, Director and Treasurer at Commercial Capital Bank from January 2000 to February 2003; Managing Principal and Chief Operating Officer at Financial Institutional Partners Mortgage Company and Managing Principal and President of Financial Institutional Partners, LLC (an investment banking firm) from April 1998 to February 2003.	9	None

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				Number of
				Portfolios in
				Highland
				Fund	Other
	Position(s)			Complex	Directorships/
	with each	Term of Office and	Principal Occupation(s)	Overseen	Trusteeships
Name and Age	Fund	Length of Time Served	During Past Five Years	by Trustee(1)	Held
James F. Leary (Age 78)	Trustee	Indefinite Term; Trustee since inception in 2006.	Managing Director at Benefit Capital Southwest, Inc. (a financial consulting firm) since January 1999.	9	Board Member of Capstone Group of Funds (7 portfolios)

Bryan A. Ward (Age 53)	Trustee	Indefinite Term; Trustee since inception in 2006.	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	9	None

INTERESTED TRUSTEE

R. Joseph Dougherty[2] (Age 38)	Trustee and Chairman of the Board	Indefinite Term; Trustee since 2004	Senior Portfolio Manager of the Adviser since 2000, Director/Trustee of the funds in the Highland Fund Complex since 2004 and President and Chief Executive Officer of the funds in the Highland Fund Complex since December 2008; Senior Vice President of the funds in the Highland Fund Complex from 2004 to December 2008.	9	None

Term of
Office and
Length of
	Position(s)	Time	Principal Occupation(s)
Name and Age	with Fund	Served	During Past Five Years
OFFICERS
R. Joseph Dougherty (Age 38)	Chairman of the Board, President and Chief Executive Officer	Indefinite Term; Chairman of the Board since 2004; President and Chief Executive Officer since December 2008	Senior Portfolio Manager of the Adviser since 2000, Director/Trustee of the funds in the Highland Fund Complex since 2004 and President and Chief Executive Officer of the funds in the Highland Fund Complex since December 2008; Senior Vice President of the funds in the Highland Fund Complex from 2004 to December 2008.

Brad Borud (Age 37)	Executive Vice President	Indefinite Term; Executive Vice President since December 2008	Senior Trader and Chief Investment Officer – Retail Products of the Adviser since April 2008 and Executive Vice President of the funds in the Highland Complex since December 2008; Senior Trader and Co-Director of Portfolio Management of the Adviser from 2003 to March 2008.

M. Jason Blackburn (Age 32)	Chief Financial Officer (Principal Accounting Officer), Treasurer and Secretary	Indefinite Term; Chief Financial Officer, Treasurer and Secretary since 2004	Assistant Controller of the Adviser since November 2001 and Treasurer and Secretary of the funds in the Highland Fund Complex.

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Term of
Office and
Length of
	Position(s)	Time	Principal Occupation(s)
Name and Age	with Fund	Served	During Past Five Years
Michael Colvin (Age 39)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since July 2007	General Counsel and Chief Compliance Officer of the Adviser since June 2007 and Chief Compliance Officer of the funds in the Highland Fund Complex since July 2007; Shareholder in the Corporate and Securities Group at Greenberg Traurig, LLP from January 2007 to June 2007; Partner in the Private Equity Practice Group at Weil, Gotshal & Manges, LLP from January 2003 to January 2007.

[1]	The “Highland Fund Complex” consists of all of the registered investment companies advised by the Adviser as of the date of this SAI. In addition, each of the Trustees oversees Highland Distressed Opportunities, Inc., a closed-end company that has filed an election to be regulated as a business development company under the 1940 Act.

[2]	Mr. Dougherty is deemed to be an “interested person” of the Funds under the 1940 Act because of his position with the Adviser.
Trustees’ Compensation
     The officers of the Funds and those of its Trustees who are “interested persons” (as defined in the 1940 Act) of the Funds receive no direct remuneration from the Funds. The following table sets forth the aggregate compensation paid to each of the Trustees who is not an “interested person” (as defined in the 1940 Act) of the Funds (the “Independent Trustees”) by the Funds and the total compensation paid to each of the Trustees by the Highland Fund Complex for the fiscal year ended August 31, 2008.

				Total
		Pension or Retirement		Compensation
	Aggregate	Benefits Accrued as	Estimated Annual	From
Name of	Compensation	Part of the Funds’	Benefits Upon	the Highland Fund
Trustee	From the Trust	Expense	Retirement	Complex
Interested Trustee
R. Joseph Dougherty	$0	$0	$0	$0
Independent Trustees
Timothy K. Hui	$15,729	$0	$0	$138,750
Scott F. Kavanaugh	$15,729	$0	$0	$138,750
James F. Leary	$15,729	$0	$0	$138,750
Bryan A. Ward	$15,729	$0	$0	$138,750
     Effective January 1, 2008, each Independent Trustee receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. Prior to January 1, 2008, each Independent Trustee received a fee of $10,000 per year per Fund, plus fees from other funds in the Highland Fund Complex.
Role of the Board of Trustees
     The Trustees of the Funds are responsible for the overall management and supervision of the Funds’ affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with service providers for the Funds and review the Funds’ performance. The Board has four committees, the Audit Committee, the Nominating Committee, the Litigation Committee and the Qualified Legal Compliance Committee, each of which is composed of the Independent Trustees.

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     Audit Committee. Pursuant to the Audit Committee Charter adopted by the Board of Trustees, the function of the Audit Committee is to (1) oversee each Fund’s accounting and financial reporting processes and the audits of each Fund’s financial statements and (2) assist in Board oversight of the integrity of the Funds’ financial statements, the Funds’ compliance with legal and regulatory requirements, and the independent registered public accounting firm’s qualifications, independence and performance. The Audit Committee is comprised of Messrs. Hui, Kavanaugh, Leary and Ward. The Audit Committee met five times during the fiscal year ended August 31, 2008.
     Nominating Committee. The Nominating Committee’s function is to canvass, recruit, interview, solicit and nominate Trustees. The Nominating Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Funds, NexBank Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the recommended nominee’s ability to meet the responsibilities of a Trustee of the Funds. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Trustees and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee. The Nominating Committee is comprised of Messrs. Hui, Kavanaugh, Leary and Ward. The Nominating Committee did not meet during the fiscal year ended August 31, 2008.
     Litigation Committee. The Litigation Committee’s function is to seek to address any potential conflicts of interest between the Funds and the Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by a Fund and the Adviser or another client of the Adviser. The Litigation Committee is comprised of Messrs. Hui, Kavanaugh, Leary and Ward. The Litigation Committee met three times during the fiscal year ended August 31, 2008.
     Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee (“QLCC”) is charged with compliance with Rules 205.2(k) and 205.3(c) of Title 17 of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Funds who appear and practice before the SEC on behalf of the Funds. The QLCC is comprised of Messrs. Hui, Kavanaugh, Leary and Ward. The QLCC did not meet during the fiscal year ended August 31, 2008.
Share Ownership
     The following table shows the dollar range of equity securities beneficially owned by the Trustees in each Fund and the aggregate dollar range of equity securities owned by the Trustees in all funds overseen by the Trustee in the Highland Fund Complex as of December 31, 2007. Healthcare Fund had not commenced investment operations as of December 31, 2007.

			Dollar Range	Aggregate Dollar Range of
			of Equity	Equity Securities Owned in
	Dollar Range of Equity	Dollar Range of Equity	Securities	All Funds Overseen by
Name of	Securities Owned in	Securities Owned in	Owned in	Trustee in the
Trustee	Long/Short Equity Fund	High Income Fund	Income Fund	Highland Fund Complex
Interested Trustee
R. Joseph Dougherty	None	None	None	Over $100,000
Independent Trustees
Timothy K. Hui	None	None	None	$10,001 - $50,000
Scott F. Kavanaugh	None	None	None	$50,001 - $100,000
James F. Leary	None	None	None	$1 - $10,000
Bryan A. Ward	None	None	None	$1 - $10,000

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Trustee Positions
     As of December 31, 2007, no Independent Trustee nor any of his immediate family members owned beneficially or of record any class of securities of the Adviser or Underwriter or any person controlling, controlled by or under common control with any such entities.
Code of Ethics
     The Funds and the Adviser have each adopted codes of ethics that essentially prohibit certain of their personnel, including the Funds’ portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including each Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Under the codes of ethics of the Funds and the Adviser, personal trading is permitted by such persons subject to certain restrictions; however, they are generally required to pre-clear most securities transactions with the appropriate compliance officer and to report all transactions on a regular basis.
Anti-Money Laundering Compliance
     The Funds and their service providers may be required to comply with various anti-money laundering laws and regulations. Consequently, a Fund and its service providers may request additional information from you to verify your identity. If at any time a Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to “freeze” a shareholder’s account. A Fund and its service providers also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the Fund or its service providers may not be permitted to inform the shareholder that it has taken the actions described above.
Proxy Voting Policies
     The Board has delegated voting of proxies in respect of each Fund’s portfolio holdings to the Adviser, to vote each Fund’s proxies in accordance with the Adviser’s Proxy Voting Policy. Under this policy, the Adviser will vote proxies related to Fund securities in the best interests of each Fund and its shareholders. The Adviser’s Proxy Voting Policy is attached as Appendix B to this SAI and may be changed from time to time by the Adviser with the approval of the Board.
     Each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (877) 665-1287 and (ii) on the SEC’s website (http://www.sec.gov). Information as of June 30 each year will generally be available on or about the following August 31.
Policy on Disclosure of Portfolio Holdings
     Each Fund’s uncertified complete list of portfolio holdings information may be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, Financial Advisors and affiliated persons of the Fund and (ii) clients of the Adviser or its affiliates that invest in the Fund or such clients’ consultants. No compensation or other consideration is received by the Funds or the Adviser or any other person for these disclosures. A list of the entities that receive the Funds’ portfolio holdings information on such basis, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

Company	Frequency	Lag
MorningStar Inc.	Quarterly	60 days after quarter end
Lipper, Inc.	Quarterly	60 days after quarter end
Thomson Financial	Quarterly	60 days after quarter end

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     In addition, certain service providers to the Funds or to the Adviser, Transfer Agent or Underwriter, such as rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and providing pricing quotations, members of a bank syndicate providing a committed line of credit to the Funds, transfer agents and entities providing contingent deferred sales charge (“CDSC”) financing, may for legitimate business purposes receive the Funds’ portfolio holdings information earlier than 30 days after month end. If a Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of that Fund’s portfolio holdings and, therefore, the shareholder and its agent may receive such information earlier than 30 days after month end.
     Disclosure of a Fund’s portfolio securities as an exception to the Fund’s normal business practice requires a Fund officer (other than the Treasurer) to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund’s Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by the Funds, the Adviser or any other person for these disclosures. The Trustees will review annually a list of such entities that received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Funds’ shareholders on the one hand and the Adviser or any affiliated person of the Funds or such entities on the other hand by creating a structured review and approval process that seeks to ensure that disclosure of information about the Funds’ portfolio securities is in the best interests of the Funds’ shareholders. There can be no assurance, however, that the Funds’ policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.
     Holdings are released to all of the persons and entities described above on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).
     Portfolio holdings of the Funds are disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six-month fiscal period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-Qs are available on the SEC’s website at www.sec.gov.
     Each Fund’s top five holdings also are posted on the Funds’ website at www.highlandfunds.com no sooner than 15 days after the end of each month. The day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds.
     Finally, each Fund releases information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.
INVESTMENT ADVISORY SERVICES
     Highland serves as the Funds’ investment adviser pursuant to separate Investment Advisory Agreements with each Fund. Highland is controlled by James Dondero and Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder. Under the Investment Advisory Agreements with Long/Short Equity Fund, Healthcare Fund, High Income Fund and Income Fund, Highland receives a monthly fee, computed and accrued daily, at the annual rate of 2.25%, 0.60%, 0.65% and 0.50%, respectively, of the Average Daily Managed Assets of the respective Fund. “Average Daily Managed Assets” of a Fund means the average daily value of the total assets of that Fund, less all accrued liabilities of that Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).
     Under each Investment Advisory Agreement, Highland, among other things: (i) continuously furnishes an investment program for each Fund; (ii) places orders for the purchase and sale of securities for the accounts of each Fund; and (iii) votes, exercises consents and exercises all other rights pertaining to such securities on behalf of each

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Fund. Pursuant to a separate administration agreement, Highland also provides certain administration services to the Funds. See “Administrator/Sub-Administrator” below.
     Highland carries out its duties under each Investment Advisory Agreement at its own expense. Each Fund pays its own ordinary operating and activity expenses, such as legal and auditing fees, investment advisory fees, administrative fees, custodial fees, transfer agency fees, the cost of communicating with shareholders and registration fees, as well as other operating expenses such as interest, taxes, brokerage, insurance, bonding, compensation of Independent Trustees of the Funds and extraordinary expenses.
     Each Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance (or reckless disregard) of its obligations or duties thereunder on the part of Highland, Highland shall not be subject to liability to a Fund for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Investment Advisory Agreement relates.
     Conflicts of Interests. Highland and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Funds. In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than a Fund’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from a Fund and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.
     The Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes advisory services to numerous clients in addition to the Funds, and the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to the Adviser or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Funds. In addition, the Adviser, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Funds. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.
     The Adviser, its affiliates or their partners, directors, officers and employees similarly serve or may serve other entities that operate in the same or related lines of business. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Funds and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Funds and such other clients or may involve a rotation of opportunities among the Funds and such other clients.
     While the Adviser does not believe there will be frequent conflicts of interest, if any, the Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Adviser’s fiduciary obligations to the Funds and their similar fiduciary obligations

14

to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Funds and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Funds.
     The table below sets forth the advisory fees paid by Long/Short Equity Fund, as well as any fee waiver, for the fiscal years ended August 31, 2008 and 2007:

	Fiscal Year	Fiscal Year
	Ended August 31, 2008	Ended August 31, 2007[1]
Gross Advisory Fee	$723,879	$220,936
Fee Waiver[2]	$(595,036)	$(220,936)
Net Advisory Fee	$128,843	$0

[1]	Long/Short Equity Fund commenced operations on December 5, 2006.

[2]	Effective April 1, 2008, Highland voluntarily has agreed to waive a portion of its advisory fee in an amount equal to 1.25% of Long/Short Equity Fund’s Average Daily Managed Assets so that Long/Short Equity Fund will be charged an investment advisory fee at the annual rate of 1.00% of Long/Short Equity Fund’s Average Daily Managed Assets. This agreement may be terminated at any time by Highland upon 14 days’ written notice to shareholders of Long/Short Equity Fund. Prior to April 1, 2008, Highland had voluntarily waived its entire investment advisory fee. Additionally, pursuant to a written fee waiver and expense reimbursement agreement, Highland agreed to waive its advisory and/or administration fees and reimburse Long/Short Equity Fund for certain expenses (exclusive of distribution and service fees, brokerage commissions, short sale dividend and interest expense, taxes, and extraordinary expenses, if any) so that such annual expenses did not exceed 2.60% of the Average Daily Managed Assets for each of Class A Shares, Class C Shares and Class Z Shares through January 9, 2008.

     The table below sets forth the advisory fees paid by Healthcare Fund, as well as any fee waiver, for the fiscal year ended August 31, 2008:

Fiscal Year
Ended August 31, 2008[1]
Gross Advisory Fee	$9,972
Fee Waiver[2]	$(9,972)
Net Advisory Fee	$0

[1]	Healthcare Fund commenced operations on May 5, 2008.

[2]	Pursuant to a voluntary fee waiver, Highland has agreed to waive all of its advisory fee and 0.19% of its administration fee. The waiver may be terminated at any time by Highland upon seven days’ written notice to shareholders of Healthcare Fund.
     The table below sets forth the advisory fees paid by High Income Fund, as well as any fee waiver, for the fiscal years ended August 31, 2008 and August 31, 2007:

	Fiscal Year	Fiscal Year
	Ended August 31, 2008	Ended August 31, 2007[1]
Gross Advisory Fee	$30,500	$16,357
Fee Waiver[2]	$(30,500)	$(16,357)
Net Advisory Fee	$0	$0

[1]	High Income Fund commenced operations on March 5, 2007.

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[2]	Pursuant to a voluntary fee waiver, Highland has agreed to waive all of its advisory fee and 0.15% of its administration fee. The waiver may be terminated at any time by Highland upon seven days’ written notice to shareholders of High Income Fund.
     The table below sets forth the advisory fees paid by Income Fund, as well as any fee waiver, for the fiscal years ended August 31, 2008 and 2007:

	Fiscal Year	Fiscal Year
	Ended August 31, 2008	Ended August 31, 2007[1]
Gross Advisory Fee	$28,815	$12,621
Fee Waiver[2]	$(28,815)	$(12,621)
Net Advisory Fee	$0	$0

[1]	Income Fund commenced operations on March 5, 2007.

[2]	Pursuant to a voluntary fee waiver, Highland has agreed to waive all of its advisory fee and 0.15% of its administration fee. The waiver may be terminated at any time by Highland upon seven days’ written notice to shareholders of Income Fund.

INFORMATION REGARDING PORTFOLIO MANAGERS
     The portfolio managers of Long/Short Equity Fund are James D. Dondero and Jonathan Lamensdorf. The following tables provide information about funds and accounts, other than Long/Short Equity Fund, for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of August 31, 2008:
     As of August 31, 2008, James D. Dondero managed the following client accounts:

			# of Accounts	Total Assets with
	Total		Managed with	Performance-Based
	# of Accounts	Total Assets	Performance-Based	Advisory Fee
Type of Accounts	Managed	(millions)	Advisory Fee	(millions)
Registered Investment Companies:	0	$ 0	0	$ 0
Other Pooled Investment Vehicles:	12	4,123	11	4,122
Other Accounts:	0	0	0	0
     As of August 31, 2008, Jonathan Lamensdorf managed the following client accounts:

			# of Accounts	Total Assets with
	Total		Managed with	Performance-Based
	# of Accounts	Total Assets	Performance-Based	Advisory Fee
Type of Accounts	Managed	(millions)	Advisory Fee	(millions)
Registered Investment Companies:	0	$0	0	$ 0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	0	0	0	0
     The portfolio managers of Healthcare Fund are Brad Means and Nathan Hukill. The following tables provide information about funds and accounts, other than Healthcare Fund, for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of August 31, 2008:
     As of August 31, 2008, Brad Means managed the following client accounts:

			# of Accounts	Total Assets with
	Total		Managed with	Performance-Based
	# of Accounts	Total Assets	Performance-Based	Advisory Fee
Type of Accounts	Managed	(millions)	Advisory Fee	(millions)
Registered Investment Companies:	0	$0	0	$ 0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	0	0	0	0

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     As of August 31, 2008, Nathan Hukill managed the following client accounts:

			# of Accounts	Total Assets with
	Total		Managed with	Performance-Based
	# of Accounts	Total Assets	Performance-Based	Advisory Fee
Type of Accounts	Managed	(millions)	Advisory Fee	(millions)
Registered Investment Companies:	0	$0	0	$ 0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	0	0	0	0
     The portfolio manager of each of High Income Fund and Income Fund is Brad Borud. The following table provides information about funds and accounts, other than High Income Fund and Income Fund, for which Mr. Borud is primarily responsible for the day-to-day portfolio management as of August 31, 2008:

			# of Accounts	Total Assets with
	Total		Managed with	Performance-Based
	# of Accounts	Total Assets	Performance-Based	Advisory Fee
Type of Accounts	Managed	(millions)	Advisory Fee	(millions)
Registered Investment Companies:	12	$6,528	2	$249
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	0	0	0	0
Because each portfolio manager manages other accounts, including accounts that may pay higher fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the portfolio manager and potential conflicts in the allocation of investment opportunities between a Fund an the other accounts.
Compensation
     Highland’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the pre-tax relative performance of a portfolio manager’s underlying account, the pre-tax combined performance of the portfolio manager’s underlying accounts, and the pre-tax relative performance of the portfolio manager’s underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by Highland, such as its “Short-Term Incentive Plan” and its “Long-Term Incentive Plan,” described below.
     Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with Highland, which may include the amount of assets supervised and other management roles within Highland. Base compensation is determined by taking into account current industry norms and market data to ensure that Highland pays a competitive base compensation.
     Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market, as well as participation in incentive plans, including one or more of the following:
     Short-Term Incentive Plan—The purpose of this plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly-compensated employees of Highland in order to promote the success of Highland.
     Long-Term Incentive Plan—The purpose of this plan is to create positive morale and teamwork, to attract and retain key talent and to encourage the achievement of common goals. This plan seeks to reward participating employees based on the increased value of Highland.

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     Because each person’s compensation is based on his or her individual performance, Highland does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with Highland.
Ownership of Securities
     The following table sets forth the dollar range of equity securities of the Funds beneficially owned by each portfolio manager. This information is provided as of August 31, 2008.

Dollar Range of
Long/Short Equity Fund Equity Securities
Name of Portfolio Manager	Beneficially Owned by Portfolio Manager
James D. Dondero	None
Jonathan Lamensdorf	None

Dollar Range of Healthcare Fund
Equity Securities
Name of Portfolio Manager	Beneficially Owned by Portfolio Manager
Brad Means	None
Nathan Hukill	None

	Dollar Range of High Income Fund	Dollar Range of Income Fund
	Equity Securities	Equity Securities
Name of Portfolio Manager	Beneficially Owned by Portfolio Manager	Beneficially Owned by Portfolio Manager
Brad Borud	None	None
ADMINISTRATOR/SUB-ADMINISTRATOR
     Under an administration agreement dated as of December 4, 2006, as amended from time to time, Highland provides administration services to each Fund, provides executive and other personnel necessary to administer each Fund and furnishes office space to each Fund. Highland receives a monthly administration fee from each Fund, computed and accrued daily, at an annual rate of 0.20% of each Fund’s Average Daily Managed Assets. The Funds pay all expenses other than those paid by Highland, including but not limited to printing and postage charges and securities registration and custodian fees. Under a separate sub-administration agreement, dated as of December 4, 2006, as amended from time to time, Highland has delegated certain administrative functions to PNC Global Investment Servicing (“PNC”), 760 Moore Road, King of Prussia, Pennsylvania 19406, and pays PNC a portion of the fee it receives from the Fund (0.01%). PNC has agreed to provide corporate secretarial services, prepare and file various reports with the appropriate regulatory agencies, assist in preparing various materials required by the SEC, and prepare various materials required by any state securities commission having jurisdiction over the Fund.

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     The table below sets forth the administration fees paid by the Funds, as well as any fee waiver, for the fiscal years ended August 31, 2008 and 2007:

	Fiscal Year	Fiscal Year
	Ended August 31, 2008	Ended August 31, 2007
Long/Short Equity Fund[1]
Gross Administration Fee	$64,345	$19,639
Fee Waiver[2]	$0	$(5,300)
Net Administration Fee	$64,345	$14,339
Healthcare Fund[3]
Gross Administration Fee	$3,324	N/A
Fee Waiver[4]	$(3,158)	N/A
Net Administration Fee	$166	N/A
High Income Fund[5]
Gross Administration Fee	$9,386	$5,033
Fee Waiver[6]	$(7,039)	$(3,775)
Net Administration Fee	$2,347	$1,258
Income Fund[5]
Gross Administration Fee	$11,526	$5,049
Fee Waiver[6]	$(8,645)	$(3,786)
Net Administration Fee	$2,881	$1,263

[1]	Long/Short Equity Fund commenced operations on December 5, 2006.

[2]	Prior to April 1, 2008, Highland waived its advisory and/or administration fees and reimbursed the Long/Short Equity Fund for certain expenses (exclusive of distribution and service fees, brokerage commissions, short sale dividend and interest expense, taxes and extraordinary expenses, if any) so that such annual expenses did not exceed 2.60% of the Average Daily Managed Assets for each of Class A Shares, Class C Shares and Class Z Shares.

[3]	Healthcare Fund commenced operations on May 5, 2008.

[4]	Pursuant to a voluntary fee waiver, Highland has agreed to waive all of its advisory fee and 0.19% of its administration fee with respect to Healthcare Fund. The waiver may be terminated at any time by Highland upon seven days’ written notice to shareholders of Healthcare Fund.

[5]	High Income Fund and Income Fund each commenced operations on March 5, 2007.

[6]	Pursuant to a voluntary fee waiver, Highland has agreed to waive all of its advisory fee and 0.15% of its administration fee with respect to High Income Fund and Income Fund. The waiver may be terminated at any time by Highland upon seven days’ written notice to shareholders of High Income Fund and Income Fund.
ACCOUNTING SERVICES AGENT
     PNC provides accounting services to each Fund pursuant to an accounting services agreement with each Fund dated as of December 4, 2006, as amended from time to time. PNC receives a monthly accounting services fee from each Fund, computed and accrued daily, at an annual rate of 0.075% of the total assets of each Fund for the first $200 million, 0.055% of the total assets of each Fund for the next $200 million and 0.035% of the total assets of each Fund over $400 million, subject to an annual minimum fee of $80,000 per Fund.

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     The table below sets forth the accounting services fees paid by the Funds, as well as any fee waiver, for the fiscal years ended August 31, 2008 and 2007:

	Fiscal Year	Fiscal Year
	Ended August 31, 2008	Ended August 31, 2007
Long/Short Equity Fund[1]
Gross Accounting Fee	$80,000	$60,000
Fee Waiver[2]	$0	$(24,000)
Net Administration Fee	$80,000	$36,000
Healthcare Fund[3]
Gross Accounting Fee	$26,667	N/A
Fee Waiver[2]	$(18,667)	N/A
Net Accounting Fee	$8,000	N/A
High Income Fund[4]
Gross Accounting Fee	$80,000	$40,000
Fee Waiver[2]	$(4,000)	$(32,000)
Net Accounting Fee	$76,000	$8,000
Income Fund[4]
Gross Accounting Fee	$80,000	$40,000
Fee Waiver[2]	$(4,000)	$(32,000)
Net Accounting Fee	$76,000	$8,000

[1]	Long/Short Equity Fund commenced operations on December 5, 2006.

[2]	Pursuant to a contract, PNC has agreed to waive certain accounting services fees for each Fund, generally on a decreasing basis during the initial 5 months of service for a particular Fund.

[3]	Healthcare Fund commenced operations on May 5, 2008.

[4]	High Income Fund and Income Fund each commenced operations on March 5, 2007.

UNDERWRITER
     Shares of each Fund are offered for sale on a continuous basis through the Funds’ principal underwriter, PFPC Distributors, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406 (the “Underwriter”). The Underwriter will use all reasonable efforts in connection with distribution of shares of the Funds.
     The Funds have agreed to pay all expenses in connection with registration of their shares with the SEC, auditing and filing fees in connection with registration of their shares under the various state blue sky laws, the cost of preparation of the Prospectuses and other expenses.
     The Underwriter was paid the following aggregate commissions on sales of Class A Shares and Class C Shares of the Funds during the fiscal years ended August 31, 2008 and 2007:

	Fiscal Year	Fiscal Year
	Ended August 31, 2008	Ended August 31, 2007
Long/Short Equity Fund[1]
Class A Shares	$9,644	$52,667
Class C Shares	$0	$0
Healthcare Fund[2]
Class A Shares	$9	$0
Class C Shares	$0	$0
High Income Fund[3]
Class A Shares	$0	$0
Class C Shares	$0	$0
Income Fund[3]
Class A Shares	$0	$0
Class C Shares	$0	$0

[1]	Long/Short Equity Fund commenced operations on December 5, 2006.

[2]	Healthcare Fund commenced operations on May 5, 2008.

[3]	High Income Fund and Income Fund each commenced operations on March 5, 2007.

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     The Underwriter retained the following commissions on sales of Class A Shares and Class C Shares of the Funds during the fiscal years ended August 31, 2008 and 2007:

	Fiscal Year	Fiscal Year
	Ended August 31, 2008	Ended August 31, 2007
Long/Short Equity Fund[1]
Class A Shares	$4,822	$22,035
Class C Shares	$0	$0
Healthcare Fund[2]
Class A Shares	$0	$0
Class C Shares	$0	$0
High Income Fund[3]
Class A Shares	$0	$0
Class C Shares	$0	$0
Income Fund[3]
Class A Shares	$0	$0
Class C Shares	$0	$0

[1]	Long/Short Equity Fund commenced operations on December 5, 2006.

[2]	Healthcare Fund commenced operations on May 5, 2008.

[3]	High Income Fund and Income Fund each commenced operations on March 5, 2007.
     Highland performs certain services and incurs certain expenses with respect to the promotion and distribution of Fund shares. The Underwriter pays Highland for promotion and distribution expenses incurred by it in respect of the Funds (“service payments”). Such service payments are made out of commissions retained by the Underwriter after it has first been paid its own compensation and been reimbursed for its own expenses (including amounts paid by the Underwriter to financial intermediaries in connection with sales of the Fund) (“underwriter concessions”), provided that in no event shall the Underwriter be required to use in excess of 50% of the underwriter concessions retained by the Underwriter to make such service payments. During some periods, underwriter concessions received by the Underwriter may be insufficient to pay Highland fully for its promotional and distribution expenses. In such cases, the Underwriter agrees to pay such service payments to the extent of the available underwriter concessions and pay the balance of such service payments as the Underwriter receives underwriter concessions in future periods.
     The following table shows the amount of service payments paid by the Underwriter to Highland in the periods indicated:

	Fiscal Year Ended	Fiscal Year Ended
	August 31, 2008	August 31, 2007
Long/Short Equity Fund[1]	$10,416	$140
Healthcare Fund[2]	$0	N/A
High Income Fund[3]	$0	$0
Income Fund[3]	$7,325	$0

[1]	Long/Short Equity Fund commenced operations on December 5, 2006.

[2]	Healthcare Fund commenced operations on May 5, 2008.

[3]	High Income Fund and Income Fund each commenced operations on March 5, 2007.

DISTRIBUTION AND SERVICE FEE PLAN
     The Distribution and Service Fee Plan (the “Plan”) requires the payment of a monthly service fee to the Underwriter at the annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Funds. The Plan also requires the payment of a monthly distribution fee to the Underwriter on an annual basis, not to exceed 0.10% of the average daily net assets attributable to Class A Shares and 0.75% of the average daily net assets attributable to Class C Shares. The Trustees of the Funds have concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit

21

the Funds and their shareholders. For instance, asset growth resulting from the Plan can be expected to benefit each Fund’s shareholders through the realization of economies of scale and potentially lower expense levels.
     The following table sets forth the distribution fees paid by the Funds to the Underwriter for the fiscal year ended August 31, 2008:

Fiscal Year
Ended August 31, 2008
Long/Short Equity Fund
Class A	$18,069
Class C	$54,422
Healthcare Fund[1]
Class A	$49
Class C	$377
High Income Fund
Class A	$93
Class C	$696
Income Fund
Class A	$125
Class C	$5,797

[1]	Healthcare Fund commenced operations on May 5, 2008.
     The following table sets forth the service fees paid by the Funds to the Underwriter for the fiscal year ended August 31, 2008:

Fiscal Year
Ended August 31, 2008
Long/Short Equity Fund
Class A	$45,173
Class C	$18,141
Healthcare Fund[1]
Class A	$122
Class C	$126
High Income Fund
Class A	$233
Class C	$232
Income Fund
Class A	$311
Class C	$1,932

[1]	Healthcare Fund commenced operations on May 5, 2008.

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     During the fiscal year ended August 31, 2008, the Underwriter incurred the following expenses on behalf of the Funds in connection with distributions under the Plan:

		Printing and
		Mailing of				Interest,
		Prospectuses				Carrying
		to other Than	Compensation	Compensation	Compensation	or other
		Current	to	to Broker-	to Sales	Financing
	Advertising	Shareholders	Underwriters	Dealers	Personnel	Charges
Long/Short Equity Fund
Class A	$0	$5,695	$0	$23	$2,674	$0
Class C	$0	$3,467	$0	$2,617	$2,674	$0
Healthcare Fund
Class A	$0	$0	$0	$0	$0	$0
Class C	$0	$0	$0	$0	$0	$0
High Income Fund
Class A	$0	$3,127	$0	$0	$0	$0
Class C	$0	$0	$0	$87	$0	$0
Income Fund
Class A	$0	$3,047	$0	$0	$0	$0
Class C	$0	$0	$0	$0	$0	$0
TRANSFER AGENT
     PNC provides transfer agency and dividend disbursing services for the Funds. As part of these services, PNC maintains records pertaining to the sale, redemption and transfer of Fund shares and distributes each Fund’s cash distributions to shareholders.
CUSTODIAN
     PFPC Trust Company, located at 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, is the custodian for the Funds. PFPC Trust Company is responsible for holding all securities, other investments and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses and performing other administrative duties, all as directed by authorized persons. PFPC Trust Company does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     The independent registered public accounting firm for the Funds is PricewaterhouseCoopers LLP, located at 2001 Ross Avenue, Suite 1800, Dallas, Texas 75201. The independent registered public accounting firm audits and reports on the annual financial statements, reviews certain regulatory reports and the federal income tax returns, and performs other professional accounting, auditing and tax services when engaged to do so.
PORTFOLIO TRANSACTIONS AND BROKERAGE
Selection of Broker-Dealers; Order Placement
     Subject to the overall review of the Funds’ Board of Trustees, the Adviser is responsible for decisions to buy and sell securities and other portfolio holdings of the Funds, for selecting the broker or dealer to be used and for negotiating any commission rates paid. In underwritten offerings, securities usually are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or

23

discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
     The Adviser and its affiliates manage other accounts, including private funds and individual accounts that invest in Fund investments. Although investment decisions for the Funds are made independently from those of such other accounts, investments of the type the Funds may make also may be made on behalf of such other accounts. When a Fund and one or more other accounts is prepared to invest in, or desires to dispose of, the same investment, available investments or opportunities for each are allocated in a manner believed by the Adviser to be equitable over time. The Adviser may (but is not obligated to) aggregate orders, which may include orders for accounts in which the Adviser or its affiliates have an interest, to purchase and sell securities to obtain favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Although the Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all participating accounts, in some cases these activities may adversely affect the price paid or received or the size of the position obtained by or disposed of for the Funds. Where trades are aggregated, the investments or proceeds, as well as the expenses incurred, will be allocated by the Adviser in a manner designed to be equitable and consistent with the Adviser’s fiduciary duty to the Funds and its other clients (including its duty to seek to obtain best execution of client trades).
Commission Rates; Brokerage and Research Services
     The Adviser seeks to obtain “best execution,” considering the execution price and overall commission costs paid and other factors. The Adviser routes its orders to various broker-dealers for execution at its discretion. Factors involved in selecting brokerage firms include the size, type and difficulty of the transaction, the nature of the market for the security, the reputation, experience and financial stability of the broker-dealer involved, the quality of service, the quality of research and investment information provided and the firm’s risk in positioning a block of securities. Within the framework of the policy of obtaining the most favorable price and efficient execution, the Adviser does consider “brokerage and research services” (as defined in the Securities Exchange Act of 1934, as amended) provided by brokers who effect portfolio transactions with the Adviser or the Funds. “Brokerage and research services” are services that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issuers and industries.
     For the fiscal years ended August 31, 2008 and 2007, the Funds paid the following brokerage commissions:

	Fiscal Year	Fiscal Year
	Ended August 31, 2008	Ended August 31, 2007
Long/Short Equity Fund[1]	$264,528	$62,901
Healthcare Fund[2]	$4,527	N/A
High Income Fund[3]	$1,000	$0
Income Fund[3]	$1,000	$0

[1]	Long/Short Equity Fund commenced operations on December 5, 2006.

[2]	Healthcare Fund commenced operations on May 5, 2008.

[3]	High Income Fund and Income Fund each commenced operations on March 5, 2007.
     The increase in brokerage commissions paid by Long/Short Equity Fund from the fiscal year ended August 31, 2007 to the fiscal year ended August 31, 2008 is due to the growth of the Fund and its completion of a full year of operations for the fiscal year ended August 31, 2008.
Certain Affiliations
     The Funds and Highland are currently affiliated with NexBank Securities, Inc. (“NexBank”), a FINRA member broker-dealer that is indirectly controlled by the principals of Highland. Absent an exemption from the SEC or other regulatory relief, the Funds are generally precluded from effecting certain principal transactions with affiliated brokers. The Funds may utilize affiliated brokers for agency transactions, subject to compliance with policies and procedures adopted pursuant to a 1940 Act rule. These policies and procedures are designed to provide that

24

commissions, fees or other remuneration received by any affiliated broker or its affiliates for agency transactions are reasonable and fair compared to the remuneration received by other brokers in comparable transactions.
     For the fiscal year ended August 31, 2007, Long/Short Equity Fund paid $9,720 in brokerage commissions on transactions with NexBank. This amount represented 15.45% of Long/Short Equity Fund’s aggregate brokerage commissions and 12.56% of Long/Short Equity Fund’s aggregate dollar amount of transactions involving the payment of commissions. For the fiscal year ended August 31, 2008, Long/Short Equity Fund paid $17,522 in brokerage commissions on transactions with NexBank. This amount represented 6.62% of Long/Short Equity Fund’s aggregate brokerage commissions and 6.19% of Long/Short Equity Fund’s aggregate dollar amount of transactions involving the payment of commissions.
      In addition to the affiliation with NexBank, the Funds and Highland are currently affiliated with Barrier Advisors, Inc. (“Barrier”), a restructuring and financial advisor, and Governance Re Ltd. (“Governance Re”), an insurance company, both of which are indirectly controlled by the principals of Highland. NexBank, Barrier and Governance Re may offer certain services to portfolio companies whose securities, including loans, are owned by one or more registered investment companies advised by Highland (the “Portfolio Companies”). For example, NexBank may provide agent services for Portfolio Companies under credit agreements pursuant to which a Fund may be a lender; Barrier may offer strategic, financial and operational advisory services to Portfolio Companies; and Governance Re may offer insurance services to the Portfolio Companies. Nexbank, Barrier, Governance Re and other affiliated service providers may receive fees from Portfolio Companies or other parties for services provided.
     Each Fund’s Board will, in accordance with specific procedures and policies adopted by the Board, review any investment or operational decisions that are brought to the attention of the Board and that may present potential conflicts of interest between Highland and the Fund.
DESCRIPTION OF THE FUNDS’ SHARES
     Each Fund is a series of the Trust, a Delaware statutory trust formed on February 28, 2006. The Trust is authorized to issue an unlimited number of its shares of beneficial interest in separate series and classes of each series. The Trust is not required to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies or upon the written request of 10% of the Trust’s shares to replace its Trustees. The Trust’s Board of Trustees is authorized to classify or reclassify the unissued shares of the Trust into one or more separate series of shares representing a separate, additional investment portfolio or one or more separate classes of new or existing series. Each Fund currently offers Class A, Class C and Class Z Shares. Shares of all series will have identical voting rights, except where by law certain matters must be approved by the requisite proportion of the shares of the affected series. Each share of any class when issued has equal dividend, liquidation (see “Redemption of Shares”) and voting rights within the class for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents a whole share. Shares will be voted in the aggregate except where otherwise required by law and except that each class of each series will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements.
     There are no conversion or preemptive rights in connection with any shares of the Funds. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. At the option of the shareholder, shares will be redeemed at net asset value (“NAV”), subject, however, in limited circumstances to a redemption fee or a CDSC, all as described in the applicable Prospectus.
     The shares of the Funds have noncumulative voting rights, which means that the holders of more than 50% of the shares of the Trust can elect 100% of the Trustees if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Trustees. Unless specifically requested by an investor who is a shareholder of record, the Funds do not issue certificates evidencing their shares.
Description of the Trust
     Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust’s governing instrument. The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that shareholders shall not be personally liable to any person in connection with any and all property, real or personal, tangible or intangible, that at such time is owned or held by or for the account of a particular series. Moreover, the Declaration of Trust expressly provides that the shareholders shall have the same limitation of

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personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.
     The Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust or any series of the Trust shall be subject in such capacity to any personal liability whatsoever to any person, unless, as to liability to the Trust or its shareholders, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.
     The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the Trustees, and without any vote of the Trust’s shareholders, except as may be required under the 1940 Act.
Trust Matters
     The Trust reserves the right to create and issue a number of series shares, in which case the shares of each series would participate equally in the earnings, dividends and assets of the particular series and would vote separately to approve investment advisory agreements or changes in fundamental investment policies, but shares of all series would vote together in the election or selection of Trustees and on any other matters as may be required by applicable law.
     Upon liquidation of the Trust or any series, shareholders of the affected series would be entitled to share pro rata in the net assets of their respective series available for distribution to such shareholders.
Shareholder Approval
     Other than elections of Trustees, which is by plurality, any matter for which shareholder approval is required by the 1940 Act requires the affirmative “vote of a majority of the outstanding voting securities” of the Funds or the Trust at a meeting called for the purpose of considering such approval. For other matters, generally an affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on such matter (assuming a quorum is present) shall be required for approval of such matter.
Information for Shareholders
     All shareholder inquiries regarding administrative procedures, including the purchase and redemption of shares, should be directed to the Underwriter, PFPC Distributors, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406. For assistance, call (877) 665-1287 or visit the Funds’ website at www.highlandfunds.com.
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
     As of December 1, 2008, the Trustees and officers of each Fund as a group owned less than 1% of the then outstanding shares of each class of shares of each Fund. However, as a result of their ownership interest in Highland, Messrs. Borud and Dougherty had an indirect ownership interest in the Funds in excess of 1% of the outstanding shares of each class of the Funds as detailed in the table below.
     Control persons are presumed to control a Fund for purposes of voting on matters submitted to a vote of shareholders due to their beneficial ownership of 25% or more of a Fund’s outstanding voting securities. As of December 1, 2008, Highland was a control person of Healthcare Fund, High Income Fund and Income Fund. As of December 1, 2008, the only persons known by a Fund to own of record or beneficially 5% or more of its outstanding shares were as follows:

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	Percentage and Number of Outstanding
	Long/Short Equity Fund Shares Held
Name and Address	Class A	Class C	Class Z
Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Drive East. FL 2	14.36%	27.05%
Jacksonville, FL 32246-6484	232,913.309	188,347.871	—

Raymond James & Assoc. Inc. FBO Michael P. Chapman & Sharon L. Chapman JT/WROS c/o Highland Capital Management, L.P. 13455 Noel Rd. Ste. 800			48.17%
Dallas, TX 75240-1530	—	—	954.338

William G. Bauer And Elizabeth M. Bauer JTWROS c/o Highland Capital Management, L.P. 13455 Noel Rd. Ste. 800			25.34%
Dallas, TX 75240-1530	—	—	502.017

Wells Fargo Investments LLC 625 Marquette Ave. South 13th Floor			23.55%
Minneapolis, MN 55402	—	—	466.480

	Percentage and Number of Outstanding
	Healthcare Fund Shares Held
Name and Address	Class A	Class C	Class Z
Highland Capital Management, L.P. Attn: Chris Halpin 13455 Noel Rd. Ste. 800	96.61%	96.77%	100.00%
Dallas, TX 75240-1530	15,000.000	15,000.000	171,098.450

	Percentage and Number of Outstanding
	High Income Fund Shares Held
Name and Address	Class A	Class C	Class Z
Highland Capital Management, L.P. Attn: Chris Halpin 13455 Noel Rd Ste 800	83.49%	100.00%	99.94%
Dallas, TX 75240-1530	11,934.189	11,812.227	26,855.050

Pershing LLC P.O. Box 2052	16.51%
Jersey City, NJ 07303-9998	2,360.147	—	—

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	Percentage and Number of Outstanding
	Income Fund Shares Held
Name and Address	Class A	Class C	Class Z
Highland Capital Management, L.P. Attn: Chris Halpin 13455 Noel Rd Ste 800	59.12%	22.25%	100.00%
Dallas, TX 75240-1530	11,392.411	11,266.856	27,727.228

Patricia A. Mollison TTEE FBO Mollison Char Remainder Trust c/o Highland Capital Management, L.P. 13455 Noel Rd. Ste. 800		13.36%
Dallas, TX 75240-1530	—	6,768.639	—

NFS LLC FEBO NFS/FMTC IRA c/o Highland Capital Management, L.P. 13455 Noel Rd. Ste. 800		11.17%
Dallas, TX 75240-1530	—	5,656.651	—

NFS LLC FEBO NFS/FMTC IRA c/o Highland Capital Management, L.P. 13455 Noel Rd. Ste. 800		11.16%
Dallas, TX 75240-1530	—	5,651.724	—

CITIGROUP Global Markets Inc. 333 West 34th St., 3rd Floor		8.09%
New York, NY 10001	—	4,096.450	—

NFS LLC FEBO Gerald J Lemke TTEE Gerald J Lemke Living Trust c/o Highland Capital Management, L.P. 13455 Noel Rd. Ste. 800		6.87%
Dallas, TX 75240-1530	—	3,481.787	—

NFS LLC FEBO NFS/FMTC IRA FBO Richard D. Allinder c/o Highland Capital Management, L.P. 13455 Noel Rd. Ste. 800		6.43%
Dallas, TX 75240-1530	—	3,256.693	—

First Clearing, LLC Mary G. Francese Revocable Trust TR c/o Highland Capital Management, L.P. 13455 Noel Rd. Ste. 800		6.14%
Dallas, TX 75240-1530	—	3,111.527	—

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PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES
     The following information supplements the discussion of methods for reducing or eliminating sales charges in the Class A and Class C Shares Prospectus.
Right of Accumulation (Class A Shares Only)
     Reduced sales charges on Class A Shares of the Funds can be obtained by combining a current purchase with prior purchases of all classes of any Participating Funds (as defined in the Prospectus). The applicable sales charge is based on the combined total of:
1. the current purchase; and
2. the value at the public offering price at the close of business on the previous day of a Fund’s and any Participating Fund’s Class A Shares held by the shareholder, the shareholder’s spouse or the shareholder’s minor children.
     The Underwriter and the shareholder’s Financial Advisor must be promptly notified of each purchase that entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder’s holdings by the Transfer Agent. The Funds may terminate or amend this Right of Accumulation at any time without notice.
Letter of Intent (Class A Shares Only)
     Any person may qualify for reduced sales charges on purchases of Class A Shares of the Funds made within a 13-month period pursuant to a Letter of Intent (“Letter”). A shareholder may include, as an accumulation credit toward the completion of such Letter, the value of all shares (of any class) of any Participating Funds held by the shareholder on the date of the Letter. The value is determined at the public offering price on the date of the Letter. Purchases made through reinvestment of distributions do not count toward satisfaction of the Letter. Upon request, a Letter may reflect purchases within the previous 90 days.
     During the term of a Letter, the Transfer Agent will hold shares in escrow to secure payment of the higher sales charge applicable to Class A Shares actually purchased if the terms of the Letter are not satisfied. Dividends and capital gains will be paid on all escrowed shares, and these shares will be released (upon satisfaction of any amount owed for sales charges if the terms of the Letter are not satisfied) when the amount indicated has been purchased or at the end of the period covered by the Letter, whichever occurs first. A Letter does not obligate the investor to buy or the Funds to sell the amount specified in the Letter.
     If a shareholder exceeds the amount specified in the Letter and reaches an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Letter. The resulting difference in offering price will purchase additional shares for the shareholder’s account at the applicable offering price. As a part of this adjustment, the shareholder’s Financial Advisor shall return to the Underwriter the excess commission previously paid to the Financial Advisor during the 13-month period.
     If the amount specified in the Letter is not purchased, the shareholder shall remit to the Underwriter an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within 20 days after a written request to pay such a difference in sales charge, the Transfer Agent will redeem that number of escrowed Class A Shares to equal such difference. The additional amount of Financial Advisor discount from the applicable offering price shall be remitted by the Underwriter to the shareholder’s Financial Advisor of record.
     Additional information about, and the terms of, Letters of Intent are available from your Financial Advisor, or from the Transfer Agent at (877) 665-1287.

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Reinstatement Privilege (Class A and C Shares Only)
     A shareholder who has redeemed Class A or Class C Shares of a Fund may, upon request, reinstate within one year a portion or all of the proceeds of such sale in Class A Shares or Class C Shares, respectively, of the Fund or another Participating Fund at the NAV next determined after receipt by such shareholder’s Financial Advisor or the Transfer Agent receives a reinstatement request and payment. The Underwriter will not pay your Financial Advisor a commission on any reinvested amount. Any CDSC paid at the time of the redemption will be credited to the shareholder upon reinstatement. The period between the redemption and the reinstatement will not be counted in aging the reinstated shares for purposes of calculating any CDSC or conversion date. Shareholders who desire to exercise this privilege should contact their Financial Advisor or the Transfer Agent. Shareholders may exercise this privilege an unlimited number of times. Exercise of this privilege does not alter the U.S. federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Please consult your tax advisor.
Privileges of Financial Advisors
     Class A Shares of the Funds may be sold at NAV, without a sales charge, to registered representatives and employees of Financial Advisors (including their affiliates) and such persons’ families and their beneficial accounts.
Privileges of Certain Shareholders
     Any shareholder eligible to buy Class Z Shares of any Participating Fund may acquire, through purchase or exchange, Class A Shares of another Participating Fund at NAV in those cases where Class Z Shares are not available. Qualifying shareholders will not be subject to the initial sales charge or CSDC on Class A Shares, although they will be subject to the annual Rule 12b-1 distribution and service fees on Class A Shares.
Sponsored Arrangements
     Class A Shares of the Funds may be purchased at reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the Funds on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization’s group, the term of the organization’s existence and certain characteristics of the members of its group. The Funds reserve the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.
     Class A Shares may also be purchased at a reduced or zero sales charge by clients of Financial Advisors that have entered into agreements with the Underwriter pursuant to which a Fund is included as an investment option in programs involving fee-based compensation arrangements and by participants in certain retirement plans.
Waiver of CDSCs
     CDSCs may be waived on redemptions in the following situations with the proper documentation:
1.	Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse or (iii) the beneficiary of a Uniform Gifts to Minors Act (“UGMA”), Uniform Transfers to Minors Act (“UTMA”) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If Class C Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed from the transferee’s account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

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2.	Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended). To be eligible for such waiver, (i) the disability must arise after the purchase of shares, (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability and (iii) a letter must be produced from a physician signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

3.	Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase and (iii) the trust document provides for dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

4.	Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Advisor agrees to return all or the agreed-upon portion of the commission received on the shares being redeemed.

5.	Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement age (as stated in the document).
     The CDSC also may be waived if the Financial Advisor agrees to return all or an agreed-upon portion of the commission received on the sale of the shares being redeemed.
INCOME TAX CONSIDERATIONS
     The following discussion of U.S. federal income tax consequences of investment in the Funds is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of foreign, state and local tax laws.
Taxation of the Funds
     Each Fund intends to elect to be treated and qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things:
     (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);
     (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

31

     (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.
     In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof (y) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.
     For purposes of meeting the diversification requirement described in (b) above, in the case of a Fund’s investment in loan participations, that Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. Also, for purposes of (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.
     If a Fund qualifies as a RIC that is accorded special tax treatment, that Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).
     If a Fund were to fail to qualify as a RIC accorded special tax treatment in any taxable year, that Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and might be eligible to be treated as “qualified dividend income” and thus taxable at the lower long-term capital gain rate in the case of shareholders taxed as individuals. In addition, that Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.
     Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. Any investment company taxable income retained by a Fund will be subject to Fund-level tax at regular corporate rates. Each Fund may also retain for investment its net capital gain. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by that Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of each Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.
     In determining its net capital gain for Capital Gain Dividend purposes, a RIC generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury regulations permit a RIC, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

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     If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, that Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so. In that event, a Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.
     Each Fund distributes its net investment income and capital gains to shareholders as dividends at least annually to the extent required to qualify as a RIC under the Code and generally to avoid federal income or excise tax. Under current law, a Fund may treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the undistributed investment company taxable income and capital gain of that Fund as a distribution of investment company taxable income and net capital gain on that Fund’s tax return. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that a Fund is required to distribute as dividends to shareholders in order for that Fund to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to non-redeeming shareholders and the amount of any undistributed income will be reflected in the value of the shares of a Fund; the total return on a shareholder’s investment will not be reduced as a result of the distribution policy.
Fund Distributions
     Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.
     Each Fund will send you information after the end of each calendar year setting the amount and tax status of any distributions paid to you by the Fund. Ordinary income dividends and Capital Gain Dividends (as defined below) may also be subject to state and local taxes.
     For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions attributable to the excess of net long-term capital gain earned from the sale of investments that a Fund owned (or is treated as having owned) for more than one year over net short-term capital loss from the sale of investments that the Fund owned (or is treated as having owned) for one year or less and that are properly designated by that Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2011. Distributions attributable to the excess of net short-term capital gain from the sale of investments that a Fund owned (or is treated as having owned) for one year or less over net long-term capital loss from the sale of investments the Fund owned (or is treated as having owned) for more than one year will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. It is not generally expected that a significant portion of High Income Fund’s or Income Fund’s distributions is to be derived from “qualified dividend income.”
     In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” a Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to that Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period

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beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.
     In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to that Fund’s shares. If the aggregate dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.
     Dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of qualifying dividends received by that Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of that Fund or (2) by application of the Code. High Income Fund and Income Fund do not expect a significant portion of Fund distributions to be eligible for this corporate dividends-received deduction.
     To the extent that a Fund makes a distribution of income received by that Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similar consequences may apply to repurchase agreements and certain derivative transactions.
Return of Capital Distributions
     If a Fund makes a distribution to a shareholder in excess of that Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.
     Dividends and distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed that Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund’s net asset value also reflects unrealized losses.

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Tax Implications of Certain Fund Investments
     Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.
     Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. Each Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.
     Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having acquisition discount or OID. Generally, a Fund will be required to include the acquisition discount or OID in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income.
     If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest that Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities (including at a time when it is not advantageous to do so), if necessary. A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.
     Investments in debt obligations that are at risk of or in default present special tax issues for a Fund investing in or holding such securities. Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, OID or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by each Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.
     A portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high yield debt obligations is not deductible, that portion will be treated as a dividend paid by the issuer to a Fund. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.
     A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.
     Any equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject that Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated

35

by making distributions to Fund shareholders. However, each Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case that Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. Each Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of that Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect that Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”
     Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by a Fund.
     A Fund’s derivatives transactions, as well as any hedging, straddle and short sale transactions, generally are subject to special tax rules (including, for instance, notional principal contract, mark-to-market, constructive sale, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital and/or as short-term or long-term, accelerate the recognition of income or gains to a Fund, defer losses, and cause adjustments in the holding periods of a Fund’s securities. The rules could therefore affect the amount, timing and/or character of distributions to shareholders. In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, in particular in respect of certain credit-related derivative transactions (e.g., credit default swaps) and certain other swaps with contingent payment obligations, an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.
     In addition, certain of these transactions (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between a Fund’s book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of that Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), that Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.
     To the extent a Fund participates in short sales by contracting for the sale of stock it does not own and later purchasing stock necessary to close the sale, the character of the gain or loss realized on such a short sale is determined by reference to the property used to close the short sale and is thus generally short-term. Because net short-term capital gain (after reduction by any long-term capital loss) is generally taxed at ordinary income rates, a Fund’s short sale transactions can increase the percentage of the Fund’s gains that are taxable to shareholders as ordinary income.
Backup Withholding
     Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish a Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to a Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

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Sale, Exchange or Redemption of Fund Shares
     The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. In addition, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the “wash-sale” rule of the Code if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
     Shareholders may be entitled to offset their Capital Gain Dividends with capital loss. The Code contains a number of statutory provisions affecting the circumstances under which capital loss may be offset against capital gain and limiting the use of loss from certain investments and activities. Accordingly, shareholders that have capital losses are urged to consult their tax advisers.
Tax Shelter Reporting Regulations
     Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Non-U.S. Shareholders
     Distributions properly designated Capital Gain Dividends generally will not be subject to withholding of U.S. federal income tax. In general, dividends other than Capital Gain Dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.
     However, effective for taxable years of each Fund beginning before January 1, 2010, a Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests (“USRPIs” as defined below)) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly designated by a Fund (“short-term capital gain dividends”). Pursuant to legislation enacted in October 2008, these exemptions from withholding for interest-related and short-term capital gain dividends have been extended for two years, i.e., for taxable years beginning before January 1, 2010. Depending on the circumstances, a Fund may make designations of interest-related and/or short-term capital gain dividends with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. Absent

37

legislation extending these exemptions for taxable years beginning on or after January 1, 2010, these special withholding exemptions for interest-related and short-term capital gain dividends will expire and these dividends will generally be subject to withholding as described above. It is currently unclear whether Congress will extend these exemptions for taxable years beginning on or after January 1, 2010. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.
     A foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or the Capital Gain Dividends are attributable to gains from the sale or exchange of USPRIs in accordance with certain special rules. If a foreign person is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.
     Special rules apply to distributions to certain foreign persons from a RIC that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs and RICs and not-greater-than-5% interests in publicly traded classes of stock in REITs and RICs. Additionally, special rules apply to the sale of shares in a RIC that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs — USRPIs are defined generally as any interest in U.S. real property or any equity interest in a USRPHC — the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. The Funds generally do not expect that they will be USRPHCs or would be USRPHCs but for the operation of these exceptions, and thus do not expect these special tax rules to apply.
     In order to qualify for any exemption from withholding described above (to the extent applicable) or for lower withholding tax rates under applicable income tax treaties, or to establish an exemption from backup withholding, a foreign person must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign persons should contact their tax advisers in this regard.
     A foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.
Tax-Exempt Shareholders
     Under current law, a Fund serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).
     Tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in a Fund.
Shares Purchased Through Tax Qualified Plans
     Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Trust as an investment through such plans and the precise effect of an investment on their particular tax situation.
General Considerations
     The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific U.S. federal tax consequences of purchasing, holding, and disposing of shares of a Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

38

FINANCIAL STATEMENTS
     The audited financial statements and notes thereto in the Funds’ Annual Report to Shareholders for the fiscal year ended August 31, 2008 (the “Annual Report”) are incorporated into this SAI by reference. The 2008 financial statements included in the Annual Report have been audited by PricewaterhouseCoopers LLP, whose report thereon is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. Copies of the Annual Report may be obtained at no charge by calling the Funds at (877) 665-1287.

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APPENDIX A — RATINGS CATEGORIES
     Ratings in General. A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. The following is a description of the characteristics of ratings used by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s (“S&P”).
Corporate Bond Ratings
Moody’s
Long-term
Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa

Obligations rated Aa are judged to be of high quality and subject to very low credit risk.
A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B

Obligations rated B are considered speculative and are subject to high credit risk.
Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P
Long-term
AAA

An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is subject of bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations or which cash payments have been suspended in accordance with the instrument’s terms.
D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.
Short-term
A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet is financial commitment on the obligation.
B-1 A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-3 A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

APPENDIX B

HIGHLAND CAPITAL MANAGEMENT, L.P.

PROXY VOTING POLICY
1. Application; General Principles
          1.1 This proxy voting policy (the “Policy”) applies to securities held in Client accounts as to which the above-captioned investment adviser (the “Company”) has voting authority, directly or indirectly. Indirect voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.
          1.2 The Company shall vote proxies in respect of securities owned by or on behalf of a Client in the Client’s best economic interests and without regard to the interests of the Company or any other Client of the Company.
2. Voting; Procedures
          2.1 Monitoring. A settlement designee of the Company shall have responsibility for monitoring portfolios managed by the Company for securities subject to a proxy vote. Upon the receipt of a proxy notice related to a security held in a portfolio managed by the Company, the settlement designee shall forward all relevant information to the portfolio manager(s) with responsibility for the security.
          2.2 Voting.
     2.2.1 Upon receipt of notice from the settlement designee, the portfolio manager(s) with responsibility for purchasing the security subject to a proxy vote shall evaluate the subject matter of the proxy and cause the proxy to be voted on behalf of the Client. In determining how to vote a particular proxy, the portfolio manager (s) shall consider, among other things, the interests of each Client account as it relates to the subject matter of the proxy, any potential conflict of interest the Company may have in voting the proxy on behalf of the Client and the procedures set forth in this Policy.
     2.2.2 If a proxy relates to a security held in a registered investment company or business development company (“Retail Fund”) portfolio, the portfolio manager(s) shall notify the Compliance Department and a designee from the Retail Funds group. Proxies for securities held in the Retail Funds will be voted by the designee from the Retail Funds group in a manner consistent with the best interests of the applicable Retail Fund and a record of each vote will be reported to the Retail Fund’s Board of Directors in accordance with the procedures set forth in Section 4 of this Policy.
          2.3 Conflicts of Interest. If the portfolio manager(s) determine that the Company may have a potential material conflict of interest (as defined in Section 3 of this Policy) in voting a particular proxy, the portfolio manager(s) shall contact the Company’s Compliance Department prior to causing the proxy to be voted.
     2.3.1 For a security held by a Retail Fund, the Company shall disclose the conflict and the determination of the manner in which it proposes to vote to the Retail Fund’s Board of Directors. The Company’s determination shall take into account only the interests of the Retail Fund, and the Compliance Department shall document the basis for the decision and furnish the documentation to the Board of Directors.
     2.3.2 For a security held by an unregistered investment company, such as a hedge fund and structured products (“Non-Retail Funds”), where a material conflict of interest has been identified the Company may resolve the conflict by following the recommendation of a disinterested third party or by abstaining from voting.

B-1

          2.4 Non-Votes. The Company may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its Client’s overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, the portfolio manager(s) may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.
          2.5 Recordkeeping. Following the submission of a proxy vote, the applicable portfolio manager(s) shall submit a report of the vote to a settlement designee of the Company. Records of proxy votes by the Company shall be maintained in accordance with Section 4 of this Policy.
          2.6 Certification. On a quarterly basis, each portfolio manager shall certify to the Compliance Department that they have complied with this Policy in connection with proxy votes during the period.
3. Conflicts of Interest
          3.1 Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of this Policy:
     3.1.1 The issuer is a Client of the Company accounting for more than 5% of the Company’s annual revenues.
     3.1.2 The issuer is an entity that reasonably could be expected to pay the Company more than $1 million through the end of the Company’s next two full fiscal years.
     3.1.3 The issuer is an entity in which a “Covered Person” (as defined in the Retail Funds’ and the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (each, a “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.
     3.1.4 The issuer is an entity in which an officer or partner of the Company or a relative1 of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.
     3.1.5 The matter under consideration could reasonably be expected to result in a material financial benefit to the Company through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Retail Fund advised by the Company or an affiliate).
     3.1.6 Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.
     3.1.7 The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.

[1]	For the purposes of this Policy, “relative” includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person’s home.

B-2

     3.1.8 Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.
          3.2 Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:
     3.2.1 The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer’s outstanding voting securities and (ii) such securities do not represent more than 2% of the Client’s holdings with the Company.
     3.2.2 The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.
4. Recordkeeping and Retention
          4.1 The Company shall retain records relating to the voting of proxies, including:
     4.1.1 Copies of this Policy and any amendments thereto.
     4.1.2 A copy of each proxy statement that the Company receives regarding Client securities.
     4.1.3 Records of each vote cast by the Company on behalf of Clients.
     4.1.4 A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.
     4.1.5 A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.
          4.2 These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.
          4.3 The Company may rely on proxy statements filed on the SEC’s EDGAR system or on proxy statements and records of votes cast by the Company maintained by a third party, such as a proxy voting service (provided the Company had obtained an undertaking from the third party to provide a copy of the proxy statement or record promptly on request).
          4.4 Records relating to the voting of proxies for securities held by the Retail Funds will be reported periodically to the Retail Funds’ Boards of Directors/Trustees/Managers and, with respect to Retail Funds other than business development companies, to the SEC on an annual basis pursuant to Form N-PX.
Revised: February 22, 2007

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